As filed with the Securities and Exchange Commission on May 15, 2000

                           Registration Nos. 33-73404
                                    811-8236
=============================================================================
===
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

       FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

                        Pre-Effective Amendment No. ___
[-]

                       Post-Effective Amendment No.    30
[X}
                                                     --

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[_]

                               Amendment No.    32
[X]
                                             --
                         ----------------------------

                                Northern Funds
              (Exact Name of Registrant as Specified in Charter)

                            50 South LaSalle Street
                           Chicago, Illinois 60675
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                 800-595-9111
                                 ------------

                           Jeffrey A. Dalke, Esquire
                          Drinker Biddle & Reath LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

           [ ]  immediately  upon  filing  pursuant  to  paragraph  (b)  [ ]  on
           ________________, ______ pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on (date) pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph
           (a)(2)

            [X] on July 31, 2000 pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered:



This Post-Effective Amendment No. 30 has been filed by Northern Funds, a Delaware business trust, for the purpose of adopting under the Securities Act of 1933 and the Investment Company Act of 1940 the Registration Statement on Form N-1A of Northern Funds, a Massachusetts business trust, pursuant to the provisions of Rule 414 under the Securities Act of 1933. In accordance with the provisions of paragraph (d) of Rule 414, this Registration Statement also revises and sets forth additional information arising in connection with Registrant's change of domicile or otherwise necessary to keep the Registration Statement from being misleading in any material respect.





Northern Funds

Equity Funds

      Income Equity Fund
      Stock Index Fund
      [Large Cap Value] Fund
      Growth Equity Fund
      Select Equity Fund
      Blue Chip 20 Fund
      Mid Cap Growth Fund
      Small Cap Index Fund
      Small Cap Value Fund (previously known as "Small Cap Fund")
      Small Cap Growth Fund
      International Growth Equity Fund
      International Select Equity Fund
      Technology Fund

Prospectus dated July 31, 2000

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange  Commission  ("SEC") has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

Table of Contents


                                                                                                           Page
OVERVIEW                                                      Definitions
------------------------------------------------------ -------------------------------------------------  ------
RISK/RETURN SUMMARY                                    Equity Funds
Information    about   the   objectives,    principal         Income Equity Fund
strategies and risk characteristics of each Fund.             Stock Index Fund
                                                              [Large  Cap Value]
                                                              Fund Growth Equity
                                                              Fund Select Equity
                                                              Fund  Blue Chip 20
                                                              Fund    Mid    Cap
                                                              Growth  Fund Small
                                                              Cap   Index   Fund
                                                              Small   Cap  Value
                                                              Fund   Small   Cap
                                                              Growth        Fund
                                                              International
                                                              Growth Equity Fund
                                                              International
                                                              Select Equity Fund
                                                              Technology Fund
                                                       ---------------------------------------------------------
                                                       Principal Investment Risks
                                                       ---------------------------------------------------------
                                                       Fund   Performance Income
                                                              Equity  Fund Stock
                                                              Index Fund  Growth
                                                              Equity Fund Select
                                                              Equity   Fund  Mid
                                                              Cap  Growth   Fund
                                                              Small   Cap  Value
                                                              Fund International
                                                              Growth Equity Fund
                                                              International
                                                              Select Equity Fund
                                                              Technology Fund
                                                       ---------------------------------------------------------
                                                       Broad-Based Securities Indices Descriptions
                                                       ---------------------------------------------------------
                                                       Fund Fees and Expenses
------------------------------------------------------ ---------------------------------------------------------
MANAGEMENT OF THE FUNDS Investment Advisers Details that apply to the Funds as a group.
                                                       ---------------------------------------------------------
                                                       Advisory Fees
                                                       ---------------------------------------------------------
                                                       Fund Management
                                                              Equity Funds
                                                              Other Fund Services
------------------------------------------------------ ---------------------------------------------------------
ABOUT YOUR ACCOUNT                                     Purchasing and Selling Shares
How to open, maintain and close an account.                   Purchasing Shares
                                                              Opening an Account
                                                              Selling Shares
                                                       ---------------------------------------------------------
                                                       AccountPolicies       and
                                                              Other  Information
                                                              Calculating  Share
                                                              Price   Timing  of
                                                              Purchase  Requests
                                                              Social
                                                              Security/Tax
                                                              Identification
                                                              Number     In-Kind
                                                              Purchases      and
                                                              Redemptions
                                                              Miscellaneous
                                                              Purchase
                                                              Information Timing
                                                              of Redemption  and
                                                              Exchange  Requests
                                                              Payment         of
                                                              Redemption
                                                              Proceeds
                                                              Miscellaneous
                                                              Redemption
                                                              Information
                                                              Exchange
                                                              Privileges






                                                              Telephone Transactions
                                                              Making Changes to Your Account Information
                                                              Signature Guarantees
                                                              Business Day
                                                              Early Closings
                                                              Authorized Intermediaries
                                                              Service Organizations
                                                              Shareholder Communications
                                                       ---------------------------------------------------------
                                                       Dividends and Distributions
                                                       ---------------------------------------------------------
                                                       Tax Considerations
                                                       ---------------------------------------------------------
                                                       Tax Table
------------------------------------------------------ ---------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND                      Risks, Securities, Techniques and
FINANCIAL INFORMATION                                  Financial Information
                                                              Additional Information on Investment Objectives,
                                                             Principal Investment Strategies and Related Risks
                                                              Additional Description of Securities and Common
                                                             Investment Techniques
                                                              Disclaimers
                                                       ---------------------------------------------------------
                                                       Financial Information
                                                              Fund Financial Highlights
------------------------------------------------------
                                                       ---------------------------------------------------------
FOR MORE INFORMATION                                   Annual/Semiannual Report
                                                       ---------------------------------------------------------
                                                       Statement of Additional Information
------------------------------------------------------ ---------------------------------------------------------

Overview

Northern Funds (the "Trust") is a family of no-load mutual funds that offers a selection of funds to investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes the thirteen equity funds (the "Funds") currently offered by the Trust. The Trust also offers six money market funds and twelve fixed income funds which are described in separate prospectuses.

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities, Techniques and Financial Information" beginning on page __ of this Prospectus and the Statement of Additional Information.

Definitions

Equity Funds -- Income Equity Fund, Stock Index Fund, [Large Cap Value] Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund. These Funds invest at least 65% of their total assets under normal market conditions in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights.

International Funds -- International Growth Equity Fund and International Select Equity Fund.

RISK/RETURN SUMMARY

INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income with long-term capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Investment Strategies. In seeking to achieve its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in a mix of income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

Using fundamental research and quantitative analysis, the investment management team buys and sells securities based on factors such as:

               Current income; Prospects for growth; and Capital appreciation potential.

In determining capital appreciation potential, the investment management team will analyze such fundamental factors as sales and earnings growth, financial condition, product development and the valuation of the stock relative to market and historical norms. For convertible securities, the team also analyzes the conversion feature and the potential value of the underlying equity securities.



Up to 100% of the Fund's total assets may be invested in convertible securities that are below investment grade ("junk bonds"). In addition, the Fund may invest up to 35% of its total assets in a broad range of non-convertible fixed income securities without limitation as to maturity, and may invest to a limited extent in the securities of foreign issuers.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.



Risks. These primary investment risks apply to the Fund: interest rate/maturity, credit, structured debt securities, high-yield, currency, country, foreign regulatory and stock risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY


STOCK INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's ("S&P") 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.



The companies chosen for inclusion in the S&P 500(R) Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor's. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of March 31, 2000, the approximate market capitalization range of the companies included in the S&P 500(R) Index was between $____ million and $____ billion.

S&P does not endorse any stock in the S&P 500(R) Index. It is not a sponsor of the Stock Index Fund and is not affiliated with the Fund in any way.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the equity securities of the companies that make up the S&P 500(R) Index, in weightings that approximate the relative composition of the securities contained in the S&P 500(R) Index.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500(R) Index. Because the Fund will have fees and transaction expenses (while the S&P 500(R) Index has none), returns are likely to be below those of the S&P 500(R) Index.



Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P 500(R) Index within a .95 correlation coefficient.

Risks. These primary investment risks apply to the Fund: stock and tracking risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY


[LARGE CAP VALUE] FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of large, established companies which the investment management team believes are undervalued or overlooked by the market. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers.

In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies it believes are worth more than is indicated by current market prices, focusing on such factors as a company's price-to-earnings ratio, dividend yield and growth rate, earnings potential and asset valuation. It also attempts to identify a catalyst that, once recognized by the market, would result in a higher valuation for the company. The investment management team will normally sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.

Risks. These primary investment risks apply to the Fund: stock, currency, country and foreign regulatory risks. See page __ for these risks and primary risks common to all Funds.

RISK/RETURN SUMMARY

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers.



Using fundamental research and quantitative analysis, the investment management team buys securities it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

               Sales and earnings growth;
               Return on equity;
               Financial condition (such as debt to equity ratio); and Market share and competitive leadership of the company's products.

Risks. These primary investment risks apply to the Fund: stock, currency, country and foreign regulatory risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a number of companies (generally less than 100) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.



Using fundamental research and quantitative analysis, the investment management team buys securities it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

               Sales and earnings growth;
               Return on equity; and
               Financial condition (such as debt to equity ratio).

The Fund may from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Risks. These primary investment risks apply to the Fund: stock, technology stock, currency, country and foreign regulatory risks. See page __for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY


BLUE CHIP 20 FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Fund will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a concentrated group of companies (generally between 20 and 40) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $1 billion. Although the Fund primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

               Sales and earnings growth;
               Return on equity
               Debt to equity ratio
               Market share and competitive leadership of the company's products

The Fund may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Risks. These primary investment risks apply to the Fund: stock, non-diversification, technology stock, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary risks common to all Funds.

RISK/RETURN SUMMARY

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations, at the time of purchase, that are within the range of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400(R) Index").



Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team considers factors such as:

               Financial condition (such as debt to equity ratio); Market share and competitive leadership of the company's products; Earnings growth relative to relevant competitors; and Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.



As of March 31, 2000, the approximate market capitalization range of the companies included in the S&P MidCap 400(R) Index was between $____ million and $____ billion. However, the Fund is not limited to the stocks included in the S&P MidCap 400(R) Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.



Although the Fund primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



S&P does not endorse any stock in the S&P MidCap 400(R) Index. It is not a sponsor of the Mid Cap Growth Fund and is not affiliated with the Fund in any way.



Risks. These primary investment risks apply to the Fund: stock, mid cap stock, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.



The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of March 31, 2000, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $____ million and $____ billion.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Cap Index Fund and is not affiliated with the Fund in any way.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the securities included in the Russell 2000 Index, in weightings that approximate the relative composition of the securities contained in the Index.



The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Fund will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.



Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the Russell 2000 Index within a .95 correlation coefficient.

Risks. These primary investment risks apply to the Fund: stock, tracking and small cap stock risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY


SMALL CAP VALUE FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of small companies. At the time of purchase, these companies will have market capitalizations that are at or below the median capitalization of stocks listed on the New York Stock Exchange. As of March 31, 2000, the median market capitalization of stocks listed on the New York Stock Exchange was $____ billion.



Using fundamental research and quantitative analysis, the investment management team buys small capitalization stocks of companies which it believes are worth more than is indicated by current market prices. Similarly, the management team will normally sell a security that it believes has achieved its full valuation or is not attractively priced or for other reasons. The team may also sell securities in order to maintain the desired portfolio characteristics of the Fund, which may change in response to market conditions. In determining whether a stock is attractively priced, the investment management team analyzes factors such as:

               The stock's price and book value; Earnings and sales; Trading volume; and Bid-ask spreads.

Although the Fund primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Risks. These primary investment risks apply to the Fund: stock, small cap stock, currency, country and foreign regulatory risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

SMALL CAP GROWTH FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks

Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations that are, at the time of purchase, within the range of the Russell 2000 Index.

Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team considers factors such as a company's:

               Financial condition (such as debt to equity ratio); Market share and competitive leadership of the company's products; Earnings growth relative to relevant competitors; and Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.



As of March 31, 2000, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $____ million and $____ billion. However, the Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.



Although the Fund primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Cap Growth Fund and is not affiliated with the Fund in any way.



Risks. These primary investment risks apply to the Fund: stock, small cap stock, currency, country, foreign regulatory and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

INTERNATIONAL GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a broad mix of foreign companies. Such companies generally will have market capitalizations in excess of $750 million.



Using fundamental research and quantitative analysis, the investment management team buys securities of foreign companies believed to have favorable growth characteristics, low debt ratios and above-average returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team analyzes factors such as:



               Sales and earnings growth;
               Return on equity;
               Financial condition (such as debt to equity ratio); and Market share and competitive leadership of a company's products.



The Fund will invest in equity securities of issuers located in at least three different foreign countries. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). In determining whether to invest in a particular country or region, the investment management team looks at a number of factors including a country's (or region's):



               Prospects for growth;
               Expected level of inflation;
               Government policies influencing business conditions; and Outlook for currency relationships.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Risks. These primary investment risks apply to the Fund: stock, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

INTERNATIONAL SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking long-term capital appreciation, the Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of a number of foreign companies (generally less than ____) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $750 million.



Using fundamental research and quantitative analysis, the investment management team buys securities of foreign companies it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team analyzes factors such as:

               Sales and earnings growth;
               Return on equity;
               Financial condition (such as debt to equity ratio); and Market share and competitive leadership of a company's products.



The Fund will invest in equity securities of issuers located in at least three different foreign countries. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). In determining whether to invest in a particular country or region, the investment management team looks at a number of factors including a country's (or region's):



               Prospects for economic growth;
               Expected level of inflation;
               Government policies influencing business conditions; and Outlook for currency relationships.

The Fund may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Risks. These primary investment risks apply to the Fund: stock, technology stock, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY


TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The  Fund  seeks  to  provide  long-term   capital   appreciation  by  investing
principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS



Investment Strategies. In seeking to achieve its investment objective, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, Northern will consider whether it is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500(R) Index or any other comparable technology index.

Companies engaged in businesses related to the following products and services are also considered by Northern to be engaged in technology business activities whether or not they are listed in a technology index: industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. It is expected that more than 25% of the Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. The Fund may invest in both small and large technology companies, without regard to their size.



Using fundamental research and quantitative analysis, the investment management team buys stocks of technology companies it believes to have the potential to outperform the technology sector over the next one- to two-year period. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities to maintain the desired portfolio securities composition of the Fund, which may change in response to market conditions. In doing so, the investment management team selects investments based on factors such as:

               Financial condition (such as debt to equity ratio); Market share; Competitive leadership of a company's products or market niches; Earnings growth rates compared with relevant competitors; and Market valuation compared to securities of other technology-related companies and the stock's own historical norms.

Although the Fund primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Risks. These primary investment risks apply to the Fund: stock, small cap stock, technology stock, computer, software and computer services, currency, country and foreign regulatory risks. See page __ for these risks and primary investment risks common to all Funds.

RISK/RETURN SUMMARY

Principal Investment Risks

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.



An investment in each of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment.

Risks that apply to all Funds

      Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

      Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

      Liquidity risk is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

      Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.



Risk that applies primarily to the Income Equity Fund

      High-yield risk may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

      Structured debt securities risk is the risk that loss may result from a Fund's investments in structured debt securities, which are derivative instruments and may be leveraged. The value of structured debt securities may be adversely affected by changes in the interest rate payable on a security while held by a Fund. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured debt security.

Risk that applies primarily to the Blue Chip 20 Fund



      Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

RISK/RETURN SUMMARY


Risk that applies to the Stock Index and Small Cap Index Funds

      Tracking risk is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.



Risk that applies primarily to the Small Cap Index, Small Cap Value, Small Cap Growth and Technology Funds



      Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Risk that applies primarily to the Mid Cap Growth Fund

      Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Risks that apply primarily to the Technology Fund

      Technology stock risk is the risk that stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

      Computer risk is the risk that companies in the computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence.

      Software and computer services risk is the risk that companies in the software and computer services industry can be significantly affected by competitive pressures. For example, an increasing number of companies and new product offerings can lead to aggressive pricing and slower selling cycles.

Other Risks

      Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.



      Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.



      Foreign  regulatory  risk is the risk that a foreign  security  could lose
     value  because  of  less  stringent  foreign  securities   regulations  and
     accounting and disclosure standards.

  RISK/RETURN SUMMARY


      Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.



      Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the [International Growth Equity Fund and International Select Equity Fund] exceeded 100%. It is expected that the annual portfolio turnover rates of the [Blue Chip 20 Fund, Mid Cap Growth Fund and Small Cap Growth Fund] may also exceed 100%.

More information about the risks of investing in the Funds is provided in "Risks, Securities, Techniques and Financial Information" beginning on page __ of this Prospectus. You should carefully consider the risks discussed in this section and "Risks, Securities, Techniques and Financial Information" before investing in a Fund.



Fund Performance

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund from year to year; and (b) how the average annual returns of a Fund compare to those of a broad-based securities market index. For a description of each broad-based securities market index please see page __.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.



The Small Cap Index and Small Cap Growth Funds commenced operations on September 3, 1999 and October 1, 1999, respectively. As of the date of this Prospectus, the [Large Cap Value] and Blue Chip 20 Funds had not commenced operations. The bar chart and performance table have been omitted for these Funds because the Funds have been in operation for less than one calendar year.

RISK/RETURN SUMMARY

INCOME EQUITY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                    18.92%
                                            1996:                    19.99%
                                            1997:                    20.84%
                                            1998:                     9.17%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  10.98%
Worst Quarter Return:               Q3 '98                 (9.30)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                                           Since
                                                                        1 Year             Inception
Income Equity Fund (Inception 4/1/94)                                   ____%              ____%
Merrill Lynch Investment Grade Convertible Bond Index                   ____%              ____%
Merrill Lynch All U.S. Convertibles Index*                              ____%              ____%
------------------------------------------------------------------ ----------------- ------------------------

* The Merrill Lynch All U.S. Convertibles Index, an unmanaged index of securities which cannot be purchased by investors, is replacing the Merrill Lynch Investment Grade Convertible Bond Index as the Northern Income Equity Fund's performance benchmark. The Merrill Lynch All U.S. Convertibles Index is a broader measure of the convertibles market and includes securities from all investment grades. It is therefore expected to be a better benchmark comparison of the Fund's performance.

RISK/RETURN SUMMARY

STOCK INDEX FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1997:                    32.71%
                                            1998:                    27.88%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  21.18%
Worst Quarter Return:               Q3 '98                (10.05)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                             Since
                                                  1 Year                     Inception
Stock Index Fund (Inception 10/7/96)              ____%                      ____%
S&P 500(R) Index                                  ____%                      ____%
------------------------------------------------- ------------------- ----------------------------

RISK/RETURN SUMMARY

GROWTH EQUITY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                    26.15%
                                            1996:                    17.82%
                                            1997:                    30.13%
                                            1998:                    33.14%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  24.82%
Worst Quarter Return:               Q3 '98                (11.30)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                      Since
                                                  1 Year              Inception
Growth Equity Fund (Inception 4/1/94)             ____%               ____%
S&P 500(R) Index                                  ____%               ____%
------------------------------------------------- ------------------- ---------

RISK/RETURN SUMMARY

SELECT EQUITY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                    28.88%
                                            1996:                    21.53%
                                            1997:                    31.78%
                                            1998:                    35.13%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  27.46%
Worst Quarter Return:               Q3 '98                (10.70)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                       Since
                                                  1 Year              Inception
Select Equity Fund (Inception 4/6/94)             ____%                ____%
S&P 500(R) Index                                  ____%                ____%
------------------------------------------------- ------------------- ---------

RISK/RETURN SUMMARY

MID CAP GROWTH FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                ____                     ____%
Worst Quarter Return:               ____                     ____%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                                       Since
                                                        1 Year         Inception
Mid Cap Growth Fund (Inception 3/31/98)                 ____%          ____%
S&P MidCap 400(R) Index                                 ____%          ____%
------------------------------------------------- ------------------- ---------

RISK/RETURN SUMMARY

SMALL CAP VALUE FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                    22.54%
                                            1996:                    18.95%
                                            1997:                    29.77%
                                            1998:                   (5.94)%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q3 '97                  16.95%
Worst Quarter Return:               Q3 '98                (20.46)%


           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                        Since
                                                  1 Year               Inception
Small Cap Value Fund (4/1/94)                     ____%                  ____%
Russell 2000 Index                                ____%                  ____%
------------------------------------------------- ------------------- ---------

RISK/RETURN SUMMARY

INTERNATIONAL GROWTH EQUITY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                     2.04%
                                            1996:                     5.02%
                                            1997:                     6.26%
                                            1998:                    23.98%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  18.84%
Worst Quarter Return:               Q3 '98                (13.72)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                                     Since
                                                                    1 Year           Inception
International Growth Equity Fund (Inception 4/1/94)                 ____%            ____%
MSCI EAFE Index                                                     ____%            ____%
------------------------------------------------------------------- ---------------- --------------------

RISK/RETURN SUMMARY

INTERNATIONAL SELECT EQUITY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1995:                   (0.79)%
                                            1996:                     2.89%
                                            1997:                     9.08%
                                            1998:                    22.36%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  16.27%
Worst Quarter Return:               Q3 '98                (11.80)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                                          Since
                                                                          1 Year          Inception
International Select Equity Fund (Inception 4/5/94)                       ____%           ____%
MSCI EAFE Index Blended with Emerging Markets Free Index                  ____%           ____%
------------------------------------------------------------------------- --------------- ------------------

RISK/RETURN SUMMARY

TECHNOLOGY FUND

                                                    [Bar Chart]

                                        Calendar Year            Total Return

                                            1997:                    16.76%
                                            1998:                    83.01%
                                            1999:                     ____%

Year to date total return for the three months ended March 31, 2000:  ____%

Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

[TO BE UPDATED]

Best Quarter Return:                Q4 '98                  50.19%
Worst Quarter Return:               Q4 '97                (13.23)%

           Average Annual Total Return (for the periods ended December 31, 1999)

                                                  [TO BE UPDATED]

                                                                                     Since
                                                                    1 Year           Inception
Technology Fund (Inception 4/1/96)                                  ____%            ____%
Morgan Stanley High-Technology 35 Index                             ____%            ____%
S&P 500(R) Index                                                    ____%            ____%
------------------------------------------------------------------- ---------------- -------------------

RISK/RETURN SUMMARY

Broad-Based Securities Market Indices Descriptions

The Merrill Lynch Investment Grade Convertible Bond Index is an unmanaged index consisting of investment grade (BBB or better) convertible bonds and preferred stocks. The Index figures do not reflect any fees or expenses.



The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of securities of all investment grades. The Index figures do not reflect any fees or expenses.



The S&P 500(R) Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.



The S&P MidCap 400(R) Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Index figures do not reflect any fees or expenses.



The Russell 2000 Index is an unmanaged index which tracks the performance of the
2,000   smallest  of  the  3,000  largest  U.S.   companies,   based  on  market
capitalization. The Index figures do not reflect any fees or expenses.

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.

The MSCI EAFE Index Blended with Emerging Markets Free Index is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries. The Index figures do not reflect any fees or expenses.

The Morgan Stanley High-Technology 35 Index is an unmanaged index which tracks the performance of stocks within the technology sector. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company ("Northern"), its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page
__.

                                                  [TO BE UPDATED]

RISK/RETURN SUMMARY




                                       Shareholder Fees
                                       (fees paid directly from your investment)

                                       ---------------- ------------- ----------------- -------------- ----------------
Fund                                        Sales         Deferred         Sales         Redemption       Exchange
                                           Charge          Sales           Charge          Fees(1)          Fees
                                           (Load)          Charge          (Load)
                                         Imposed on        (Load)        Imposed on
                                          Purchases                      Reinvested
                                                                       Distributions
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------

Income Equity                               None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Stock Index                                 None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
[Large Cap Value]
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Growth Equity                               None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Select Equity                               None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Blue Chip 20                                None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Mid Cap Growth                              None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Small Cap Index                             None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Small Cap Value                             None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Small Cap Growth                            None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
International Growth Equity                 None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
International Select Equity                 None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------
Technology                                  None            None            None            None            None
-------------------------------------- ---------------- ------------- ----------------- -------------- ----------------

RISK/RETURN SUMMARY


                                   Annual Fund Operating Expenses
                                  (expenses that are deducted from fund assets)

                                     --------------------- ----------------------- ---------------------------------

          Management Fees                Distribution        Other Expenses(3)               Total Annual
                                       (12b-1) Fees(2)                                Fund Operating Expenses(4)
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.00%                        0.00%                  0.35%                        1.35%
------------------------------------ --------------------- ----------------------- ---------------------------------
               0.60%                        0.00%                  0.40%                        1.00%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.00%                        0.00%                  0.30%                        1.30%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.34%                        1.54%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.33%                        1.53%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.00%                        0.00%                  0.65%                        1.65%
------------------------------------ --------------------- ----------------------- ---------------------------------
               0.65%                        0.00%                  0.57%                        1.22%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.32%                        1.52%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.68%                        1.88%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.42%                        1.62%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.46%                        1.66%
------------------------------------ --------------------- ----------------------- ---------------------------------
               1.20%                        0.00%                  0.33%                        1.53%
------------------------------------ --------------------- ----------------------- ---------------------------------

[TO BE UPDATED]

Footnotes

1.       A fee of $15.00 may be applicable for each wire redemption.

2. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

3. These expenses include custodian, transfer agency and co-administration expenses, proxy costs, if any, as well as other customary Fund expenses. The co-administrators are entitled to a co-administration fee of 0.15%, of which 0.09% is currently being waived voluntarily. The Small Cap Growth Fund commenced operations on October 1, 1999, and as of the date of this Prospectus, the [Large Cap Value] and Blue Chip 20 Funds had not commenced operations. As a result, "Other Expenses" for those Funds are based on estimates for the current fiscal year.

4. As result of voluntary fee reductions, waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" which are actually incurred by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Advisers. If this occurs, "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.



                                                                                                RISK/RETURN SUMMARY
[TO BE UPDATED]
                                                     Distribution                               Total Annual
Fund                          Management Fees        (12b-1) Fees    Other Expenses      Fund Operating Expenses
----------------------------- --------------------- ---------------- ------------------- ----------------------------
  Income Equity                     0.85%               0.00%             0.15%                    1.00%
  Stock Index                       0.40%               0.00%             0.15%                    0.55%
  [Large Cap Value]
  Growth Equity                     0.85%               0.00%             0.15%                    1.00%
  Select Equity                     0.85%               0.00%             0.15%                    1.00%
  Blue Chip 20                      1.00%               0.00%             0.23%                    1.23%
  Mid Cap Growth                    0.85%               0.00%             0.15%                    1.00%
  Small Cap Index                   0.50%               0.00%             0.15%                    0.65%
  Small Cap Value                   0.85%               0.00%             0.15%                    1.00%
  Small Cap Growth                  1.00%               0.00%             0.25%                    1.25%
  International Growth              1.00%               0.00%             0.25%                    1.25%
  Equity
  International Select              1.00%               0.00%             0.25%                    1.25%
  Equity
  Technology                        1.00%               0.00%             0.23%                    1.23%


Example

[TO BE UPDATED]

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                                          One Year          3 Years        5 Years          10 Years
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Income Equity                                 $137               $428            $739            $1,624
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Stock Index                                    102                318            552              1,225
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
[Large Cap Value]
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Growth Equity                                  132                412            713              1,568
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Select Equity                                  157                486            839              1,834
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Blue Chip 20                                   156                483            N/A               N/A
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Mid Cap Growth                                 168                520            897              1,955
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Small Cap Index                                103                322             --               --
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Small Cap Value                                155                480            829              1,813
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Small Cap Growth                               193                596            N/A               N/A
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
International Growth Equity                    165                511            881              1,922
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
International Select Equity                    169                523            902              1,965
---------------------------------------- ------------------- -------------- --------------- ------------------
---------------------------------------- ------------------- -------------- --------------- ------------------
Technology                                     156                483            834              1,824
---------------------------------------- ------------------- -------------- --------------- ------------------

MANAGEMENT OF THE FUNDS

Investment Advisers

Northern, an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for all Funds except the Stock Index, Small Cap Index and Small Cap Value Funds. Northern Trust Investments, Inc. ("NTI"), formerly known as Northern Trust Quantitative Advisers, Inc., an Illinois state-chartered trust company, serves as investment adviser for the Stock Index, Small Cap Index and Small Cap Value Funds. Prior to April 1, 1998, Northern served as investment adviser to the Stock Index, Small Cap Index and Small Cap Value Funds pursuant to advisory agreements substantially identical as those currently in effect for such Funds.

Northern and NTI are referred to as the "Investment Advisers." The Investment Advisers are located at 50 S. LaSalle Street, Chicago, IL 60675 and are wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company. As of March 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $33.2 billion in assets, $21.5 billion in deposits and employed over 8,700 persons.

Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.6 trillion of assets as of March 31, 2000, including approximately $323.1 billion of assets for which Northern and its affiliates had investment management responsibility.



Under its Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds for which it serves as adviser and for placing purchase and sale orders for portfolio securities.

Advisory Fees


As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2000.

                                                               Advisory Fee Paid


                                                        Contractual                   for Fiscal Year
         Fund                                              Rate                        Ended 3/31/00
         Income Equity                                     1.00%                           ____%
         Stock Index                                       0.60%                           ____%
         [Large Cap Value]
         Growth Equity                                     1.00%                           ____%
         Select Equity                                     1.20%                           ____%
         Blue Chip 20                                      1.20%                           ____%
         Mid Cap Growth                                    1.00%                           ____%
         Small Cap Index                                   0.65%                           ____%
         Small Cap Value                                   1.20%                           ____%
         Small Cap Growth                                  1.20%                           ____%
         International Growth Equity                       1.20%                           ____%
         International Select Equity                       1.20%                           ____%
         Technology                                        1.20%                           ____%



The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

MANAGEMENT OF THE FUNDS

Fund Management

The Investment Advisers employ a team approach to the investment management of the Funds. Below is information regarding the management of the Funds.




Theodore T. Southworth, Vice President of Northern, has led the management team for the Income Equity Fund since 1995. He joined Northern in 1984 and during the past five years has managed various equity portfolios.

The management team leader for the [Large Cap Value] Fund is Carl Domino, President and Chief Executive Officer of Northern Trust Value Investors, a division of NTI. Mr. Domino joined Northern in May 2000. From 1987 to 2000, he served as Managing Partner for Carl Domino Associates, L.P.

Jon D. Brorson, Senior Vice President of Northern, and John J. Zielinski, Vice President of Northern, are the management team leaders for the Growth Equity Fund. Mr. Brorson has had such responsibility since July 1998 and Mr. Zielinski has had such responsibility since April 1998. Mr. Brorson has managed equity portfolios with Northern since 1996, and from 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales, and trading. Mr. Zielinski joined Northern in 1980 and during the past five years has managed various equity portfolios.

Robert N. Streed, Vice President of Northern, is the management team leader for the Select Equity Fund. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed joined Northern in 1990 and during the past five years has managed various equity portfolios.

The management team leader for the Blue Chip 20 Fund is Robert G. Mitchell, Vice President of Northern. Mr. Mitchell joined Northern in 1988 and during the past five years has managed various equity portfolios for institutional clients.

Theodore Brechel, Senior Vice President of Northern, and Robert Cook, Vice President, are the management team leaders for the Mid Cap Growth Fund. Mr. Brechel has had such responsibility for the Fund since March 1998. Mr. Brechel has been with Northern since 1968. During the past five years, he has managed various equity portfolios. Mr. Cook has had such responsibility for the Fund since July 2000. He has been with Northern since 1986. During the past five years, he has managed various equity portfolios as well as another mutual fund portfolio.

Susan J. French is the management team leader for the Small Cap Value Fund. Ms. French serves as Vice President of Northern and, since 1998, NTI. Ms. French has had such responsibility for the Fund since it commenced operations in April 1994. Ms. French joined Northern in 1986 and during the past five years has managed various short-term investment and equity index portfolios.

The management team leader for the Small Cap Growth Fund is David H. Burshtan, Vice President of Northern. Mr. Burshtan has had such responsibility since the Fund commenced operations in September 1999. Mr. Burshtan joined Northern in 1999. From 1995 to 1999, Mr. Burshtan was a Portfolio Manager for various small cap mutual funds with Scudder Kemper Investments, Inc.

The management team leader for the International Growth Equity Fund and the International Select Equity Fund is Robert A. LaFleur, Senior Vice President of Northern. Mr. LaFleur has had such responsibility for the Fund since 1994. Mr. LaFleur joined Northern in 1982 and during the past five years has managed various international equity portfolios.

MANAGEMENT OF THE FUNDS

The management team leaders for the Technology Fund are John B. Leo, Senior Vice President of Northern, George J. Gilbert, Senior Vice President of Northern and Kevin J. Spoor, Vice President of Northern. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Spoor has had such responsibility since September 1999. Mr. Leo joined Northern in 1984. During the past five years, Mr. Leo has managed various equity and bond portfolios. Mr. Gilbert joined Northern in 1980 and during the past five years has managed various technology portfolios and served as a research analyst. Mr. Spoor joined Northern in 1999. From 1995 to 1998, Mr. Spoor was a senior semi-conductor analyst with Salomon Smith Barney.



Other Fund Services



Northern also serves as transfer agent ("Transfer Agent") and custodian for each Fund. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in those capacities are described in the Statement of Additional Information. Northern and PFPC Inc. ("PFPC") serve as co-administrators for Northern Funds. The fees that Northern and PFPC receive for their co-administrative services are described on page __ under "Fund Fees and Expenses."

ABOUT YOUR ACCOUNT

Purchasing and Selling Shares

PURCHASING SHARES



You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

OPENING AN ACCOUNT

Directly from the Funds. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.



For your  convenience,  there  are a number of ways to  invest  directly  in the
Funds:

     By Mail
               Read this Prospectus carefully Complete and sign the Purchase Application Enclose a check or money order payable to Northern Funds
               If you are investing on behalf of a corporation  or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).
               Mail your check, corporate resolution (if needed) and completed Purchase Application to:

              Northern Funds
              P.O. Box 75986
              Chicago, Illinois 60675-5986

               For overnight delivery use the following address:

              801 South Canal Street
              Chicago, Illinois  60607
              Attn:  Northern Funds

               For subsequent investments:

               - Enclose your check with the return remittance portion of the confirmation of your previous investment; or

               - Indicate on your check or a separate piece of paper your name, address and account number

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     By Wire
         To open a new account:
                   Call 1-800-595-9111 for instructions Complete a Purchase Application and send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60750-5986

     ABOUT YOUR ACCOUNT

         To add to an existing account: Have your bank wire Federal funds to:

              The Northern Trust Company
              Chicago, Illinois
              ABA Routing No. 0710-00152
              (Reference 10 Digit Fund Account No.)
              (Reference Shareholder's Name)

          By Direct  Deposit

               To purchase additional shares: Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH") Have your employer send payments to:

                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)

                   The minimum periodic investment for direct deposit is $50

     By Automatic Investment
         To open a new account
                   Complete a Purchase Application, including the Automatic Investment section

                   Send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

                   The minimum initial investment is $250; $50 for monthly minimum additions

         To add to an account:
                   Call 1-800-595-9111 to obtain an Automatic Investment Plan Application The minimum for automatic investment additions is $50

If you discontinue participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

     By Directed Reinvestment
         You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.
               Complete the Distribution Options section on the Purchase Application
               Reinvestments  can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement)

     By Exchange You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares - By Exchange."


     By Internet
         You may initiate transactions between Northern banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

ABOUT YOUR ACCOUNT

Through Northern and Other Institutions

If you have an account with Northern, you may purchase Northern Funds shares through Northern. You may also purchase shares through other institutions (together with Northern, "Service Organizations") that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Northern or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.



SELLING SHARES

Redeeming and Exchanging Directly from the Funds



If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern or another Service Organization and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.



     By Mail
         Send a written request to:

              Northern Funds
              P.O. Box 75986
              Chicago, Illinois 60675-5986

         The redemption request must include:
                   The number of shares or the dollar amount to be redeemed The Fund account number A signature guarantee is also required if:
                  - The proceeds are to be sent elsewhere than the address of record, or - The redemption amount is greater than $50,000

     By Wire


     If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.
               You will be  charged  $15 for each  wire  redemption  unless  the designated account is maintained at Northern or an affiliated bank
               Call the Transfer Agent at  1-800-595-9111  for  instructions The minimum amount that may be redeemed by this method is $250

ABOUT YOUR ACCOUNT


     By Systematic Withdrawal
     If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.
               Call 1-800-595-9111 for an application form and additional information
               The minimum amount is $250 per withdrawal

     By Exchange
     Northern Funds offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.
               When opening an account,  complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

               Shares being exchanged must have a value of at least $1,000
              ($2,500 if a new account is being
              established by the exchange)
               Call 1-800-595-9111 for more information

     By Telephone
     If you authorize the telephone privilege on your Purchase Application, you may redeem Northern Funds shares by phone.
               If your account is already opened, send a written request to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

     The request must be signed by each owner of the account and must be accompanied by signature guarantees Call 1-800-595-9111 to use the telephone privilege During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares -- By Mail."



     By Internet
     You may initiate transactions between Northern banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

Redeeming and Exchanging Through Northern and Other Institutions

If you purchased your Northern Funds shares through an account at Northern or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.
               Although Northern Funds imposes no charges when you redeem,  when shares are purchased through Northern or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account
               Contact your account  representative at Northern or other Service
              Organization for more information about redemptions or exchanges

     ABOUT YOUR ACCOUNT


Account Policies and Other Information



Calculating Share Price. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Advisers. Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Advisers, approximates market value.



A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.



Timing of Fund Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:

               The order is in proper form as described  under  "Purchasing  and
              Selling Shares" and accompanied by payment of the purchase price;
               The order is placed by  Northern  or a Service  Organization  and payment in Federal or other  immediately  available funds is to be made on the next Business Day; or
               The order is accepted by an authorized  intermediary  and payment is to be made on the next Business Day in accordance with procedures acceptable to Northern Funds.



Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

Social Security/Tax Identification Number. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

In-Kind Purchases and Redemptions. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.


|X| You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Funds and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

     ABOUT YOUR ACCOUNT


      You may initiate transactions between Northern banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please visit our website www.northerntrust.com/privatepassport or contact your relationship manager.



      Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

      In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page __.

      Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 1-800-595-9111 or sending an e-mail to:
     northernfunds@execpc.com.



Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.



Good order means that the request must include the following information:

               The account number and Fund name
               The amount of the transaction, in dollar amount or number of shares
               The  signature  of  all  account   owners  exactly  as  they  are
              registered on the account (except for online, telephone and wire redemptions)
               Required signature guarantees, if applicable
               Other  supporting  legal  documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for more information about documentation that may be required of these entities

In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page
__.



Payment of Redemption Proceeds. The Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after a redemption request is received in good order by the Transfer Agent or an authorized intermediary (or such longer period permitted by the SEC). However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.



Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.

      Northern Funds reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders.

     ABOUT YOUR ACCOUNT


      Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      Northern Funds reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.



     You may initiate transactions between Northern banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.



      Northern Funds reserves the right to change or discontinue any of its redemption procedures.

      Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

Exchange Privileges. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. Northern Funds reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. Northern Funds may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Signature Guarantees. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

ABOUT YOUR ACCOUNT



Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. In 2000, the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Early Closings. Northern Funds reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. Northern Funds may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.



Service Organizations. Northern Funds may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including Northern, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services may include:



               support services such as assisting investors in processing purchase, exchange and redemption requests;

               processing dividend and distribution payments from the Funds;

               providing information to customers showing their positions in the Funds; and

               providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In  addition,  Service  Organizations  may  provide  assistance,   such  as  the
forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.



For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern and NTI may provide compensation to certain dealers and other financial intermediaries who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern and NTI as Investment Advisers (after adjustments). This additional compensation will be paid by Northern, NTI or their affiliates and will not represent an additional expense to Northern Funds or their shareholders.

ABOUT YOUR ACCOUNT


Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.



Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.



Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

Dividends and Distributions

Dividends and capital gain distributions of each Fund are automatically reinvested in additional shares of the same Fund without any sales charge or additional purchase price amount.

You may,  however,  elect to have  dividends or capital gain  distributions  (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

ABOUT YOUR ACCOUNT


The following table summarizes the general distribution policies for each of the Funds. A Fund with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

--------------------------------------- -------------------------------------- --------------------------------------
                                                 Dividends, if any,                   Capital gains, if any,
Fund                                              Declared and Paid                      Declared and Paid
                                                                               --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Income Equity                                          Monthly                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Stock Index                                           Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
[Large Cap Value]
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Growth Equity                                         Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Select Equity                                         Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Blue Chip 20                                          Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Mid Cap Growth                                        Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Small Cap Index                                       Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Small Cap Value                                       Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Small Cap Growth                                      Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
International Growth Equity                           Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
International Select Equity                           Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Technology                                            Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------



Tax Considerations

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.



For any Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."



You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

ABOUT YOUR ACCOUNT


Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major  exception to these tax principles is that  distributions  on, and
sales,   exchanges  and  redemptions  of,  shares  held  in  an  IRA  (or  other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

The International Funds. It is expected that the International Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against Federal income tax liability or (2) to take such amount as an itemized deduction.

Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

             RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


             Risks, Securities, Techniques and Financial Information

                ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS,
                SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION



This section takes a closer look at some of the Funds' principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

Derivatives. The Funds may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from---or based upon---the performance of underlying assets, interest or currency exchange rates or indices. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations.

         Investment strategy. A Fund will invest in derivatives only if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. Certain Funds may also use derivatives for speculative purposes to invest for potential income or capital gain.

         Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.


         Investment strategy. The International Funds intend to invest a substantial portion of their total assets in foreign securities. The Income Equity, [Large Cap Value] Fund, Growth Equity, Select Equity, Blue Chip 20, Mid Cap Growth, Small Cap Value, Small Cap Growth and Technology Funds may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

         The International Growth Equity and International Select Equity Funds may invest more than 25% of their total assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland.

         Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

         Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

         While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

         The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets of the International Funds may be denominated in the euro.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

               BBB or higher by Standard and Poor's Ratings Services ("S&P"); Baa or higher by Moody's Investors Service, Inc. ("Moody's"); BBB or higher by Duff & Phelps Credit Rating Co. ("Duff"); or BBB or higher by Fitch IBCA Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.


         Investment strategy. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be rated investment grade. The Funds may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

         Special risks. Although securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.



Non-Investment   Grade  Securities.   Non-investment   grade  fixed  income  and
convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P, Duff or Fitch, or Ba by Moody's.

         Investment strategy. The Funds (with the exception of the Stock Index Fund and Small Cap Index Fund) may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

         Special   risks.   Non-investment   grade   securities  are  considered
         predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.



         The secondary market for lower quality securities is concentrated in relatively few market markers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

         Investments in lower quality securities, whether rated or unrated, will be more dependent on Northern Trust's credit analysis than would be the case with investments in higher quality securities.

Small Cap Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

         Investment strategy. Each Fund may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the Stock Index and Small Cap Index Funds which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

         Special risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

Portfolio Turnover. The investment management team will not consider the Fund turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transactions costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. [Northern Funds expects that the annual portfolio turnover rate of the Small Cap Index Fund will generally not exceed 100%; the annual portfolio turnover rate of the Small Cap Growth Fund will generally not exceed 200%, and the annual portfolio turnover rate of the Blue Chip 20 Fund and the Mid Cap Growth Fund will not exceed 150% and 125%, respectively.]


Special Risks and Considerations Applicable to the Technology Fund. The Technology Fund's concentration in technology securities presents special risk considerations.

          Investment Strategy. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

         Special Risks. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500(R) Index.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


         In addition, the Fund's investments may be concentrated in companies that develop or sell computers, software and peripheral products, which present the following additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").



         Investment strategy. The Funds may invest in asset-backed securities rated investment grade (rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's) at the time of purchase. They may also invest in unrated mortgage-backed securities which Northern believes are of comparable quality.

         Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.



Borrowings and Reverse Repurchase Agreements. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

         Investment strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


         Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


         Investment strategy. The Funds (other than the Stock Index and Small Cap Index Funds) may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.



Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.


         Investment strategy. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their total assets in custodial receipts.

         Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.


         Investment strategy. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

         Special risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.


Investment strategy. The Income Equity Fund may invest in exchange rate-related securities.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

         Special risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

         Investment strategy. Each of the Funds (other than the Stock Index and Small Cap Index Funds) may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Funds may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

         Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that would not otherwise be incurred.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


         Investment strategy. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

         The value of a Fund's futures contacts may equal up to 100% of its total assets. However, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

         Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


         Investment strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

         Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Floors and Caps and Currency Swaps. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.


         Investment strategy. The Income Equity Fund may enter into interest rate swaps and may purchase interest rate floors or caps to protect against interest rate fluctuations and fluctuations in the floating rate market. The International Funds, Income Equity, [Large Cap Value], Growth Equity, Select Equity, Blue Chip 20, Mid Cap Growth, Small Cap Value, Small Cap Growth and Technology Funds may also enter into currency swaps to protect against currency fluctuations.

         Special risks. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one currency in exchange for the other currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its delivery obligations. Like other derivative securities, swaps, floors and caps can be highly volatile. As a result, they may not always be successful hedges and they could lower a Fund's total return.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), S&P's Depository Receipts ("SPDRs") and similar securities of other issuers.


         Investment strategy. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

         Special risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.



Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

         Investment strategy. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

         Special risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

         Investment strategy. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or, with respect to the International Funds, cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

         Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.



Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

         Investment strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

         Special risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.



Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


         Investment strategy. The Income Equity, [Large Cap Value], Small Cap Index, Small Cap Value and Small Cap Growth Funds may invest in REITs.

         Special risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         Investment strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

         Special risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

Securities Lending. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

         Investment strategy. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

         Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

         Investment strategy. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

         Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in prepayments could depress the price of certain stripped securities and adversely affect a Fund's total return.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

         Investment strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


         Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.
         Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         Investment strategy. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S.
         government or its agencies and instrumentalities.

         Special risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.


         Investment strategy. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Advisers to be of comparable quality to rated instruments eligible for purchase by the Fund.

         Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

Warrants.   A  warrant  represents  the  right  to  purchase  a  security  at  a predetermined price for a specified period of time.

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION



         Investment strategy. Each Fund (other than the Stock Index and Small Cap Index Funds) may invest up to 5% of its net assets at the time of purchase in warrants and similar rights. A Fund may also purchase bonds that are issued in tandem with warrants.

         Special risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

         Investment strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

         Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

         Investment strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

         Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Disclaimers

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.


Northern is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

Financial Information

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years or periods ended on or before March 31, 2000 has been audited by ______________________, whose report is included in the Funds' annual report along with the Funds' financial statements. The annual report is available upon request and without charge.

FINANCIAL HIGHLIGHTS       [TO BE UPDATED]

                                                             INCOME EQUITY
                                                                FUND
                                 -------------- ----------- ---------- ----------- -----------
                                                YEAR ENDED  YEAR ENDED  YEAR ENDED     YEAR
                                      YEAR       MARCH 31,   MARCH 31,  MARCH 31,  ENDED MARCH
                                     ENDED         1999        1998        1997      31, 1996
                                   MARCH 31,
                                      2000
-------------------------------- -------------- ----------- ---------- ----------- -----------
SELECTED PER SHARE DATA
Net Asset Value,                                  $13.81     $11.81     $11.59        $9.95
   Beginning of Period.....

Income (Loss) from
  Investment Operations:
   Net investment income...                         0.46       0.45       0.44         0.34
   Net realized and unrealized                     (0.41)      3.02       1.19         1.66
     gains (losses)
     on investments........
-------------------------------- -------------- ----------- ---------- ----------- -----------

Total Income from                                   0.05       3.47       1.63         2.00
   Investment Operations...
-------------------------------- -------------- ----------- ---------- ----------- -----------

Less Distributions Paid:
   From net investment income                      (0.48)     (0.44)     (0.44)       (0.36)
   From net realized gains.                        (0.65)     (1.03)     (0.97)        --
-------------------------------- -------------- ----------- ---------- ----------- -----------

   Total Distributions Paid                        (1.13)     (1.47)     (1.41)       (0.36)
-------------------------------- -------------- ----------- ---------- ----------- -----------

Net Asset Value,                                  $12.73     $13.81     $11.81       $11.59

-------------------------------- -------------- ----------- ---------- ----------- -----------

Total Return(2)............                         0.67%     31.00%     14.42%       20.41%
Supplemental Data and Ratios:
Net assets, in thousands,                       $118,414    $117,562   $77,102      $55,919
   end of period...........
Ratio to average net assets of (3):
Expenses, net of waivers                            1.00%      1.00%      1.00%        1.00%
   and reimbursements......
Expenses, before waivers                            1.35%      1.37%      1.42%        1.48%
Net investment income,                              3.54%      3.53%      3.71%        3.17%
   net of waivers and
   reimbursements..........
Net investment income                               3.19%      3.16%      3.29%        2.69%
   (loss), before waivers and
   reimbursements..........
Portfolio Turnover Rate....                        79.95%     81.24%     72.04%       67.32%
-------------------------------- -------------- ----------- ---------- ----------- -----------



(1) For the period October 7, 1996 (commencement of operations) through March 31, 1997.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.




                                                             STOCK INDEX
                                                                 FUND
                                  ---------------- ----------- ----------      ------------
                                      YEAR           YEAR         YEAR ENDED      YEAR
                                      ENDED       ENDED MARCH     MARCH 31,      ENDED
                                     MARCH 31,       31, 1999     1998           MARCH 31,
                                      2000                                       1997(1)

--------------------------------  --------------- -------------- -----------     ----------
SELECTED PER SHARE DATA
Net Asset Value,                                    $15.03           $10.74       $10.00
   Beginning of Period.....

Income (Loss) from
  Investment Operations:
   Net investment income...                         0.16              0.15         0.08
   Net realized and unrealized                      2.49              4.80         0.74
     gains (losses)
     on investments........
--------------------------------  ---------------- -----------    ----------     -------------

Total Income from                                   2.65              4.95        0.82
   Investment Operations...
--------------------------------  ---------------- -----------    ----------     -------------

Less Distributions Paid:
   From net investment income                      (0.17)           (0.15)        (0.07)
   From net realized gains.                        (0.17)           (0.51)        (0.01)
--------------------------------  ---------------- -----------    ----------      -------------

   Total Distributions Paid                        (0.34)            (0.66)        (0.08)
--------------------------------  ---------------- -----------    ----------      -------------

Net Asset Value,                                   $17.34            $15.03        $10.74
  End of Period............
--------------------------------  ---------------- -----------    ----------      -------------

Total Return(2)............                         17.78%           47.11%         8.21%
Supplemental Data and Ratios:
Net assets, in thousands,                         $169,062          $93,907        $35,840
   end of period...........
Ratio to average net assets of (3):
Expenses, net of waivers                            0.55%             0.55%          0.55%
   and reimbursements......
Expenses, before waivers                            1.00%             1.18%          2.23%
   and reimbursements......
Net investment income,                              1.10%             1.23%          1.92%
   net of waivers and
   reimbursements..........
Net investment income                               0.65%            0.60%           0.24%
   (loss), before waivers and
   reimbursements..........
Portfolio Turnover Rate....                         2.46%            32.06%         64.94%
--------------------------------  ---------------- -----------     ----------     -------------



     (1) For the period October 7, 1996 (commencement of operations) through March 31, 1997.

     (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

     (3) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS (continued)....        [TO BE UPDATED]

                                                                  GROWTH EQUITY
                                                                      FUND
                                 ----------------- -------------- ---------------- ------------ ---------------
                                       YEAR             YEAR            YEAR           YEAR           YEAR
                                       ENDED            ENDED           ENDED       ENDED MARCH      ENDED
                                     MARCH 31,        MARCH 31,       MARCH 31,      31, 1997      MARCH 31,
                                       2000             1999            1998                          1996
-------------------------------- ----------------- -------------- ---------------- ------------ ---------------
SELECTED PER SHARE DATA
Net Asset Value,                                      $18.62          $13.93         $13.15         $10.61
   Beginning of Period.....

Income (Loss) from
  Investment Operations:
   Net investment income...                             0.02            0.03           0.08           0.08
   Net realized and unrealized                          4.51            6.36           1.49           2.59
     gains (losses)
     on investments........
-------------------------------- ----------------- -------------- ---------------- ------------ ---------------

Total Income (Loss) from                                4.53            6.39           1.57           2.67
   Investment Operations...
-------------------------------- ----------------- -------------- ---------------- ------------ ---------------

Less Distributions Paid:
   From net investment income                          (0.02)          (0.03)         (0.08)         (0.08)
   From net realized gains.                            (1.19)          (1.67)         (0.71)         (0.05)
-------------------------------- ----------------- -------------- ---------------- ------------ ---------------

   Total Distributions Paid                            (1.21)          (1.70)         (0.79)         (0.13)
--------------------------------
                                 ----------------- -------------- ---------------- ------------ ---------------

Net Asset Value,                                      $21.94          $18.62         $13.93         $13.15
  End of Period............
-------------------------------- ----------------- -------------- ---------------- ------------ ---------------

Total Return(1)............                            24.72%          48.06%         11.72%         25.13%
Supplemental Data and Ratios:
Net assets, in thousands,                            $640,948        $479,782       $302,605       $224,571
   end of period...........
Ratio to average net assets of (2):
Expenses, net of waivers                                1.00%           1.00%          1.00%          1.00%
   and reimbursements......
Expenses, before waivers                                1.30%           1.30%          1.33%          1.36%
   and reimbursements......
Net investment income,                                  0.08%           0.18%          0.56%          0.70%
   net of waivers and
   reimbursements..........
Net investment income                                  (0.22)%         (0.12)%         0.23%          0.34%
   (loss), before waivers and
   reimbursements..........
Portfolio Turnover Rate....                            49.67%          73.85%         67.34%         73.20%

-------------------------------- ----------------- -------------- ---------------- ------------ ---------------



     (1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

     (2) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS (continued)            [TO BE UPDATED]

                                                                 SELECT EQUITY                     MID CAP                SMALL CAP
                                                                     FUND                          GROWTH FUND            INDEX FUND



                                YEAR            YEAR             YEAR        YEAR       YEAR       YEAR        YEAR        PERIOD
                                ENDED           ENDED           ENDED        ENDED      ENDED      ENDED       ENDED       ENDED
                                MARCH 31,       MARCH 31,       MARCH 31,    MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,   MARCH 31,
                                 2000            1999             1998        1997      1996        2000       1999(1)     2000(2)

SELECTED PER SHARE DATA
Net Asset Value,                $19.16          $14.55          $13.12        $10.77    $11.72     $10.00      $10.00
   Beginning of Period...

Income (Loss) from
  Investment Operations:
   Net investment               --               0.02            0.02          0.02     (0.02)      --           0.01
     income (loss).......
   Net realized and             5.40             6.81            2.05          2.73     1.13         1.72       (0.20)
unrealized
     gains (losses) on
     investments, and
     futures contracts...
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- ----------------

Total Income (Loss) from        5.40            6.83            2.07          2.75     1.11         1.72        (0.19)
   Investment Operations.
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- ----------------

Less Distributions Paid:
   From net investment        (0.01)          (0.02)          (0.02)        (0.03)     --           --           --
income
   From net realized gains    (1.22)          (2.20)          (0.62)        (0.37)     --           --           --
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- -----------------
                                                                                                                               --
Total Distributions Paid.     (1.23)          (2.22)          (0.64)        (0.40)     --
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- ----------------

Net Asset Value,             $23.33           $19.16          $14.55        $13.12   $12.83       $11.72        $9.81
  End of Period..........
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- -----------

Total Return(3)..........     28.79%          49.71%          15.64%        25.70%   9.47%        17.19%        (1.90)%
Supplemental Data and
Ratios:
Net assets, in thousands,   $198,530       $126,536          $63,677        $33,842 $246,003     $77,378       $137,043
   end of period.........
Ratio to average net assets of (4):
Expenses, net of waivers       1.00%           1.00%           1.00%         1.00%   1.00%         1.00%         0.65%
   and reimbursements....
Expenses, before waivers       1.54%           1.58%           1.67%         1.91%   1.34%         1.65%         1.34%
   and reimbursements....
Net investment income        (0.15)%          0.15%           0.21%         0.22%   (0.42)%      (0.51)%         1.03%
(loss),
   net of waivers and
   reimbursements........
Net investment income        (0.69)%         (0.43)%         (0.46)%       (0.69)% (0.76)%       (1.16)%         0.34%
(loss), before waivers and
   reimbursements........
Portfolio Turnover Rate..     87.73%         148.55%          72.68%       137.99%  97.36%       173.39%          2.44%
----------------------------- --------------- --------------- --------------- --------------- ------------- ----- ----------------

     (1) Commenced investment operations after the close of business on March 31, 1998.

     (2) Commenced investment operations after the close of business on September 3, 1999.

     (3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for the period less than one year.

     (4) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS (continued)            [TO BE UPDATED]

                                                                            SMALL CAP                                     SMALL CAP
                                                                          VALUE FUND(3)                                  GROWTH FUND
                                        ---------------------------------------------------
                                               YEAR              YEAR           YEAR      YEAR            YEAR              YEAR
                                               ENDED            ENDED           ENDED     ENDED           ENDED            ENDED
                                             MARCH 31,        MARCH 31,       MARCH 31,   MARCH 31,       MARCH 31,        MARCH 31,
                                               2000              1999           1998      1997            1996              2000
--------------------------------------- ------------------- ------------- --------------
SELECTED PER SHARE DATA
Net Asset Value,                                             $16.76           $12.31       $11.58         $9.98
   Beginning of Period.........

Income (Loss) from
  Investment Operations:
  Net investment income (loss).                                0.04           0.03         0.07            0.05
   Net realized and unrealized                                (3.93)          5.14         1.37            2.29
     gains (losses) on investments,
     and futures contracts.....
--------------------------------------- ------------------- ------------- ---------------- -------------- ----------------

Total Income (Loss) from                                      (3.89)         5.17         1.44            2.34
   Investment Operations.......
--------------------------------------- ------------------- ------------- ---------------- -------------- ----------------
Less Distributions Paid:
   From net investment income..                               (0.01)       (0.04)         (0.06)          (0.07)
   From net realized gains.....                               (0.54)       (0.68)         (0.65)          (0.67)
--------------------------------------- ------------------- ------------- ---------------- -------------- ----------------
                                                              (0.55)        (0.72)        (0.71)          (0.74)
Total Distributions Paid.......
--------------------------------------- ------------------- ------------- ---------------- -------------- --------------

Net Asset Value,                                             $12.32        $16.76         $12.31          $11.58
  End of Period................
--------------------------------------- ------------------- ------------- ---------------- -------------- ----------

Total Return(1)................                              (23.46)%      42.71%         12.48%          24.09%
Supplemental Data and Ratios:
Net assets, in thousands,                                   $264,434     $368,579        $197,113        $155,238
   end of period...............
Ratio to average net assets of (2):
Expenses, net of waivers                                       1.00%        1.00%          1.00%           1.00%
   and reimbursements..........
Expenses, before waivers                                       1.52%        1.53%          1.54%           1.61%
   and reimbursements..........
Net investment income (loss),                                  0.25%       0.28%           0.54%           0.65%
   net of waivers and
   reimbursements..............
Net investment income                                         (0.27)%    (0.25)%           0.00%           0.04%
   (loss) before waivers and
   reimbursements..............
Portfolio Turnover Rate........                               18.74%      18.59%           18.92%          46.59%

--------------------------------------- ------------------- ------------- ---------------- -------------- ----


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.
(3) Previously  known as Small Cap Fund.

FINANCIAL HIGHLIGHTS (continued)            [TO BE UPDATED]

                                              INTERNATIONAL GROWTH
                                                  EQUITY FUND

                               --------------------------------------------------------------------
                                    YEAR      YEAR           YEAR        YEAR          YEAR
                                   ENDED      ENDED      ENDED MARCH  ENDED MARCH      ENDED
                                 MARCH 31,    MARCH 31,    31, 1998    31, 1997     MARCH 31,
                                    2000         1999                                  1996
------------------------------ -------------- ---------- ----------- ------------ ------------- --- -
SELECTED PER SHARE DATA
Net Asset Value,                                $11.66    $10.05      $10.23         $9.61
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment                                 0.13      0.09        0.09          0.17
     Income (loss)......
   Net realized and                               1.36      1.98        0.18          0.65
unrealized
     gains (losses) on
     investments, options,
     futures contracts and
     foreign currency
     transactions........
------------------------------ -------------- ---------- ----------- ------------ ------------- --- -

Total Income (Loss) from                          1.49      2.07        0.27          0.82
   Investment Operations
------------------------------ -------------- ---------- ----------- ------------ ------------- --- --

Less Distributions Paid:
   From net investment income                    --        (0.07)      (0.09)        (0.11)
   From net realized gains                       (0.46)    (0.29)      (0.23)          --
   In excess of net                              (0.12)    (0.10)        --          (0.09)
    investment income.
   In excess of accumulated                      --          --        (0.13)          --
    net realized gains on
investment transactions
------------------------------ -------------- ---------- ----------- ------------ ------------- --- --

Total Distributions Paid                         (0.58)    (0.46)      (0.45)        (0.20)
------------------------------ -------------- ---------- ----------- ------------ ------------- --- ---

Net Asset Value,                                $12.57    $11.66      $10.05        $10.23
  End of Period.......
------------------------------ -------------- ---------- ----------- ------------ ------------- --- ----

Total Return(1).......                           13.04%    21.34%       2.61%         8.61%
Supplemental Data and Ratios:
Net assets, in thousands,                     $215,656     $178,210    $165,892      $181,237
   end of period......
Ratio to average net assets of (2):
Expenses, net of waivers                          1.25%     1.25%       1.25%         1.25%
   and reimbursements.
Expenses, before waivers                          1.62%     1.62%       1.63%         1.65%
   and reimbursements.
Net investment income (loss),                     0.52%     0.79%       0.78%         0.92%
   net of waivers and
   reimbursements.....
Net investment income (loss),                     0.15%     0.42%       0.40%         0.52%
   before waivers and
   reimbursements.....
Portfolio Turnover Rate                         177.89%   145.02%     190.94%       216.86%
------------------------------ -------------- ---------- ----------- ------------ ------------- --- ------

---------------------------------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.




                                                        INTERNATIONAL SELECT
                                                           EQUITY FUND

                                -------------------------  ------------   ------------  -----------
                                   YEAR          YEAR         YEAR        YEAR ENDED     YEAR
                                   ENDED      ENDED MARCH   ENDED MARCH   MARCH 31,      ENDED MARCH
                                   MARCH 31,     31, 1999     31, 1998     1997          31, 1996
                                    2000
------------------------------ -------------- ----------    -----------   ------------   ----------- -
SELECTED PER SHARE DATA
Net Asset Value,                                 $12.52    $10.37         $10.73        $9.78
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment                                 0.04      0.22           0.04         0.01
     Income (loss)......
   Net realized and                               1.08      2.19          (0.25)        0.99
unrealized
     gains (losses) on
     investments, options,
     futures contracts and
     foreign currency
     transactions........
------------------------------ -------------- ---------- ----------- ------------ ------------- ---

Total Income (Loss) from                          1.12      2.41          (0.21)       1.00
   Investment Operations
------------------------------ -------------- ---------- ----------- ------------ ------------- ---

Less Distributions Paid:
   From net investment income                     --        (0.16)         (0.03)     (0.02)
   From net realized gains                       (0.65)       --              --         --
   In excess of net                              (0.01)     (0.10)         (0.04)     (0.03)
    investment income.
   In excess of accumulated                        --         --           (0.08)       --
    net realized gains on
investment transactions
------------------------------ -------------- ---------- ----------- ------------ ------------- ---

Total Distributions Paid                         (0.66)    (0.26)          (0.15)     (0.05)
------------------------------ -------------- ------------ ----------- ---------- -----------

Net Asset Value,                                 $12.98    $12.52          $10.37     $10.73
  End of Period.......
------------------------------ --------------  ------------ ----------- ---------- -----------

Total Return(1).......                            9.16%     23.74%         (1.95)%     10.20%
Supplemental Data and Ratios:
Net assets, in thousands,                      $124,513   $117,618        $108,944   $102,719
   end of period......
Ratio to average net assets of (2):
Expenses, net of waivers                          1.25%     1.25%           1.25%      1.25%
   and reimbursements.
Expenses, before waivers                          1.66%     1.64%           1.66%      1.71%
   and reimbursements.
Net investment income (loss),                     0.38%     0.29%           0.47%      0.12%
   net of waivers and
   reimbursements.....
Net investment income (loss),                   (0.03)%    (0.10)%          0.06%     (0.34)%
   before waivers and
   reimbursements.....
Portfolio Turnover Rate                         168.19%       98.22%      97.60%    176.71%
------------------------------  ------------- ------------ ----------- ---------- -----------
---------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS (continued)            [TO BE UPDATED]

                                                                    TECHNOLOGY
                                                                       FUND

                                             --------------- ------------- ------------- -------------
                                                  YEAR            YEAR          YEAR          YEAR
                                                  ENDED          ENDED         ENDED         ENDED
                                                MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                                  2000            1999          1998        1997(1)
-------------------------------------------- --------------- ------------- ------------- -------------
SELECTED PER SHARE DATA
Net Asset Value,                                                 $17.11     $11.95           $10.00
   Beginning of Period................

Income (Loss) from Investment Operations:
   Net investment income (loss).......                            --            --            --
     Net realized and unrealized gains (losses) on investments, op13.55, futur6.06             2.10
     contracts and foreign currency
     transactions.....................
-------------------------------------------- --------------- ------------- ------------- -------------

Total Income (Loss) from Investment                               13.55       6.06             2.10
Operations
-------------------------------------------- --------------- ------------- ------------- -------------

Less Distributions Paid:
   From net investment income.........                            --            --            --
   From net realized gains............                            (0.67)     (0.90)           (0.15)
   In excess of net investment income.                            --            --            --
    In excess of accumulated net realized                         --            --            --
gains on investment transactions......
-------------------------------------------- --------------- ------------- ------------- -------------

Total Distributions Paid..............                            (0.67)     (0.90)           (0.15)
-------------------------------------------- --------------- ------------- ------------- -------------

Net Asset Value,                                                 $29.99     $17.11           $11.95
  End of Period.......................
-------------------------------------------- --------------- ------------- ------------- -------------

Total Return(2).......................                            79.97%     52.62%         20.82%
Supplemental Data and Ratios:
Net assets, in thousands,                                      $343,709    $104,389        $43,754
   end of period......................
Ratio to average net assets of (3):
Expenses, net of waivers and reimbursements                     1.23%         1.25%            1.25%
Expenses, before waivers and reimbursements                     1.53%         1.59%            2.02%
Net investment income (loss),                                  (0.87)%       (0.96)%          (0.75)%
   net of waivers and reimbursements..
Net investment income (loss),                                  (1.17)%       (1.30)%          (1.52)%
   before waivers and reimbursements..
Portfolio Turnover Rate...............                         61.01%        74.75%           67.89%
-------------------------------------------- --------------- ------------- ------------- -------------


     (1) Commenced investment operations after the close of business on April 1, 1996.

     (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

     (3) Annualized for periods less than a full year.

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.



To obtain other information and for shareholder inquiries:
By telephone - Call (800) 595-9111
By mail -  Northern Funds
           P.O. Box  75986
           Chicago, IL  60675-5986
On the Internet - Text-only versions of the Funds' documents are available online and may be downloaded from:

               The SEC's website at http://www.sec.gov. Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Northern Funds' documents, after paying a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                                     [LOGO]

811-8236







Northern Funds

Fixed Income Funds

      U.S. Government Fund
      Short-Intermediate U.S. Government Fund
      Intermediate Tax-Exempt Fund
      California Intermediate Tax-Exempt Fund
      Florida Intermediate Tax-Exempt Fund
      Fixed Income Fund
      Tax-Exempt Fund
      Arizona Tax-Exempt Fund
      California Tax-Exempt Fund
         Global Fixed Income Fund (previously known as "International Fixed Income Fund")
      High Yield Municipal Fund
      High Yield Fixed Income Fund

   Prospectus dated July 31, 2000

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

The California Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are not available in certain states. Please call (800)-595-9111 to determine the availability in your state.

The Securities and Exchange  Commission  ("SEC") has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

Table of Contents

------------------------------------------------------ ---------------------------------------------------------
                                                                                                           Page
   OVERVIEW                                            Introduction                                        [ ]
                                                             Definitions                                   [ ]

RISK/RETURN SUMMARY                                    Funds
Information    about   the   objectives,    principal  o    U.S. Government Fund                            [
strategies and risk characteristics of each Fund.      ]
                                                       o    Short-Intermediate U.S. Government Fund         [
                                                       ]
                                                       o    Intermediate Tax-Exempt Fund                    [
                                                       ]
                                                             California Intermediate Tax-Exempt Fund        [
                                                            ]
                                                             Florida Intermediate Tax-Exempt Fund           [
                                                            ]
                                                             Fixed Income Fund                              [
                                                            ]
                                                             Tax-Exempt Fund                                [
                                                            ]
                                                             Arizona Tax-Exempt Fund                        [
                                                            ]
                                                             California Tax-Exempt Fund                     [
                                                            ]
                                                       o       Global Fixed Income Fund                     [
                                                       ]
                                                             High Yield Municipal Fund                      [
                                                            ]
                                                             High Yield Fixed Income Fund
                                                       ---------------------------------------------------------
                                                       Principal Investment Risks                           [
                                                       ]
                                                       ---------------------------------------------------------
                                                       Fund Performance
                                                       o    U.S. Government Fund                            [
                                                       ]
                                                       o    Intermediate Tax-Exempt Fund                    [
                                                       ]
                                                             Florida Intermediate Tax-Exempt Fund           [
                                                            ]
                                                       o    Fixed Income Fund                               [
                                                       ]
                                                             Tax-Exempt Fund                                [
                                                            ]
                                                             California Tax-Exempt Fund                     [
                                                            ]
                                                       o       Global Fixed Income Fund                     [
                                                       ]
                                                       o       High Yield Municipal
                                                       Fund                            [ ]
                                                       o       High Yield Fixed Income Fund                 [
                                                       ]

                                                       ---------------------------------------------------------
                                                       Broad-Based Securities Indices Descriptions          [
                                                       ]
                                                       ---------------------------------------------------------
                                                       Fund Fees and Expenses                               [
                                                       ]
------------------------------------------------------ ---------------------------------------------------------
MANAGEMENT OF THE FUNDS                                Investment Adviser                                   [
Details that apply to the Funds as a group             ]
                                                       ---------------------------------------------
                                                       Advisory Fees                                        [
                                                       ]
                                                       ---------------------------------------------
                                                       Fund Management and Other Services                   [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
ABOUT YOUR ACCOUNT                                     Purchasing and Selling Shares                        [
How to open, maintain and close an account.            ]
                                                       o    Purchasing Shares                               [
                                                       ]
                                                             Opening an Account                             [
                                                       ]
                                                       o    Selling Shares                                  [
                                                       ]
                                                       ---------------------------------------------
                                                       Account Policies and Other Information               [
                                                       ]
                                                             Calculating Share Price                        [
                                                            ]
                                                       o      Timing of Purchase Requests                   [
                                                       ]
                                                       o    Social Security/Tax Identification
                                                                Number                                      [
                                                       ]
                                                       o    In-Kind Purchases and Redemptions               [
                                                       ]
                                                       o    Miscellaneous Purchase Information              [
                                                       ]
                                                       o    Timing of Redemption and Exchange
                                                              Requests                                      [
                                                       ]
                                                             Payment of Redemption Proceeds                 [
                                                            ]
                                                       o    Miscellaneous Redemption Information            [
                                                       ]
                                                       o    Exchange Privileges                             [
                                                       ]
                                                       o    Telephone Transactions                          [
                                                       ]
                                                             Making Changes to Your Account

                                                       Information
                                                       [  ]
                                                       o    Signature Guarantees
                                                            [  ]
                                                       o    Business Day                                    [
                                                       ]
                                                       o    Early Closings                                  [
                                                       ]
                                                       o    Authorized Intermediaries                       [
                                                       ]
                                                       o    Service Organizations                           [
                                                       ]
                                                       o    Shareholder Communications                      [
                                                       ]
                                                       -------------------------------------------
                                                       Dividends and Distributions                          [
                                                       ]
                                                       ---------------------------------------------
                                                       Tax Considerations                                   [
                                                       ]
                                                       ---------------------------------------------
                                                       Tax Table                                            [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND FINANCIAL            Risks, Securities and Techniques
INFORMATION                                            o    Additional Information on Investment Objectives,
                                                       Principal Investment Strategies and Related
                                      Risks
                                       [ ]
                                                       o    Additional Description of Securities and
                                                              Common Investment Techniques                  [
                                                       ]
                                                       o    Disclaimers
                                                       [  ]

                                                       ---------------------------------------------------------
                              Financial Information
                                                       o    Financial Highlights
                                                       [  ]

------------------------------------------------------ ---------------------------------------------------------
FOR MORE INFORMATION                                   Annual/Semiannual Report
                                                       [  ]
                                                       ---------------------------------------------
                                                       Statement of Additional Information
                                                       [  ]

------------------------------------------------------ ---------------------------------------------------------

                                                            RISK/RETURN SUMMARY
                                                     OVERVIEW

Introduction

Northern Funds is a family of no-load mutual funds that offers a selection of funds to investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program. This Prospectus describes the twelve fixed income funds (the "Funds") that are part of the Northern Funds family (the "Trust" or "Northern Funds"). The Trust's six money market and fourteen equity funds are described in separate prospectuses.

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page [ ] of this Prospectus and the Statement of Additional Information.

Definitions

California Funds -- California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund.

Fixed Income Funds -- U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, Global Fixed Income Fund, High Yield Municipal Fund and High Yield Fixed Income Fund.

Tax-Exempt Funds -- Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund.

U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking a high level of current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

  U.S. Treasury bills, notes and bonds;
  Obligations of U.S. government agencies and instrumentalities;
 Mortgage-related securities issued or guaranteed by U.S. government agencie and instrumentalities;
  Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies o instrumentalities;
  Repurchase agreements relating to the above instruments; and
    Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover rate a limiting factor in making decisions for the Fund.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between one and ten years. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Like other types of U.S. government securities, the U.S. government, agency or instrumentality that issues or guarantees a structured debt security is obligated to make principal and interest payments on the security. Structured debt securities, however, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.
Risks. These primary investment risks apply to the Fund: interest rate/maturity, prepayment (or call), debt extension, U.S. government securities, counterparty failure, guarantor, structured debt securities and derivatives risks. See page [ ] for these risks and primary investment risks common to all Funds.

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

U.S. Treasury bills, notes and bonds;
 Obligations of U.S. government agencies and instrumentalities;
Mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities;
Stripped  securities  evidencing  ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities; and
 Repurchase agreements relating to the above instruments.
   Structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The  Fund's   dollar-weighted   average   maturity  will,  under  normal  market
conditions, range between two and five years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Like other types of U.S. government securities, the U.S. government, agency or instrumentality that issues or guarantees a structured debt security is obligated to make principal and interest payments on the security. Structured debt securities, however, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.
Risks. These primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, U.S. government securities, counterparty failure, guarantor, structured debt securities and derivatives risks. See page [ ] for these risks and primary investment risks common to all Funds.

INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern Trust Company ("Northern"), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for the purpose of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The  Fund's   dollar-weighted   average   maturity  will,  under  normal  market
conditions, range between three and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts,
options and swaps for both  hedging  and  non-hedging  purposes.          Risks.
These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, project/industrial development bond, high-yield and tax risks. See page [ ] for these risks and primary investment risks common to all Funds.

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions at least 65% of the Fund's total assets will be invested in
California municipal  instruments.       During temporary defensive periods, all
or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and ten years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and
non-hedging purposes.         Risks. These primary investment risks apply to the
Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, California-specific, project/industrial development bond, tax, high-yield and non-diversification risks. See page [ ] for these risks and primary investment risks common to all Funds.

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in municipal instruments issued by the state of Florida and its municipalities, counties and other taxing districts, as well as other securities exempt from the Florida intangibles tax ("Florida municipal instruments"). During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and ten years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and
non-hedging purposes.         Risks. These primary investment risks apply to the
Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, Florida-specific, project/industrial development bond, tax, high-yield and non-diversification risks. See page [ ] for these risks and primary investment risks common to all Funds.

FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income, the Fund will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

               Obligations of the U.S. government, its agencies or instrumentalities; Obligations of state, local and foreign governments; Obligations of domestic and foreign banks and corporations; Zero coupon bonds, debentures, convertible
               securities   and   preferred   stock;       Mortgage   and  other
               asset-backed securities; Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and
               Repurchase agreements relating to the above instruments.

Although the Fund invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations of foreign issuers and in securities that are below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, corporate and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The  Fund's   dollar-weighted   average   maturity  will,  under  normal  market
conditions, range between seven and twelve years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts for both hedging and
non-hedging purposes.         Risks. These primary investment risks apply to the
Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, high-yield, currency, country, foreign regulatory, structured debt securities and derivatives risks. See page [ ] for these risks and primary investment risks common to all Funds.

TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular Federal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.
 During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The  Fund's   dollar-weighted   average   maturity  will,  under  normal  market
conditions, range between ten and thirty years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts,
options and swaps for both  hedging  and  non-hedging  purposes.          Risks.
These primary investment risks apply to the Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, project/industrial development bond, tax, high-yield and portfolio turnover risks. See page [ ] for these risks and primary investment risks common to all Funds.

ARIZONA TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and Arizona state personal income tax by investing in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax and Arizona state personal income tax, the Fund may invest, under normal market conditions, at least 80% of its total assets in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments the interest on which is exempt from Arizona state personal income
tax ("Arizona municipal instruments").       During temporary defensive periods,
all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between ten and thirty years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and
non-hedging purposes.         Risks. These primary investment risks apply to the
Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, Arizona-specific, project/industrial development bond, tax, high-yield and non-diversification risks. See page [ ] for these risks and primary investment risks common to all Funds.

CALIFORNIA TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular Federal income tax and California state personal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax and California state personal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies, and other financial institutions.

Although the Fund invests primarily in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds", the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in
California municipal  instruments.       During temporary defensive periods, all
or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between ten and thirty years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and
non-hedging purposes.         Risks. These primary investment risks apply to the
Fund: interest rate/maturity, credit, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, California-specific, project/industrial development bond, tax, high-yield and non-diversification risks. See page [ ] for these risks and primary investment risks common to all Funds.

   GLOBAL FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking to maximize total return, the Fund will invest, under normal market conditions, at least 65% of its total assets in bonds and other fixed income securities of issuers located in at least three different countries. From time to time, U.S. companies may dominate the Fund's portfolio. These may include:

               Obligations  of U.S. and foreign  governments,  their agencies or instrumentalities;  Obligations  of  supranational  organizations
               (such as the World  Bank);  Obligations  of foreign and  domestic
               corporations   and  banks;   Zero   coupon   bonds,   debentures,
               convertible securities and preferred stock of U.S. and foreign issuers; and
               Mortgage and other asset-backed securities.         The Fund will
invest in issuers located in at least three different countries, although U.S. companies may dominate the Fund's portfolio. Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China) depending upon the Fund management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or
region.        Although the Fund  invests  primarily  in  investment  grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Northern), it may invest to a limited extent in obligations that are below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as foreign governmental, supranational and foreign corporate obligations) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Fund will receive from its investments, but also the likelihood that particular securities will have a more favorable or improving credit outlook.

The Fund's dollar-weighted average maturity will, under normal market conditions, range between three and eleven years. The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts for
both hedging and non-hedging  purposes.         Risks.  These primary investment
risks  apply to the  Fund:  interest  rate/maturity,  credit,  prepayment,  debt
extension,   counterparty  failure,   guarantor,   structured  debt  securities,
derivatives, non-diversification, high-yield, currency, country, foreign regulatory and emerging markets risks. See page [ ] for these risks and primary investment risks common to all Funds.

HIGH YIELD MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income exempt from regular Federal income tax.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking high current income exempt from regular Federal income tax, the Fund will invest, under normal market conditions, at least 65% of its total assets in rated and unrated municipal securities that are of low quality (commonly referred to as "junk bonds") or medium or upper medium quality. These may include:

               General obligation bonds secured by the issuer's full faith, credit and taxing power; Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;
               Industrial development bonds;
               Moral obligation bonds;
               Tax-exempt derivative instruments;
               Stand-by commitments; and
               Municipal  instruments backed by letters of credit,  insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization, and medium quality securities are rated BBB or Baa by a Nationally Recognized Statistical Rating Organization. Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be of comparable quality.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion (or, during temporary defensive periods, all) of its assets in securities of higher quality. During temporary defensive periods the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. During temporary defensive periods, however, all or any portion of a Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the High Yield Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive
strategy is used.       The Fund is not limited in the amount of its assets that
may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as the corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests only in investment grade instruments. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps [and currency
contracts]  for both  hedging and  non-hedging  purposes.          Risks.  These
primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, high-yield and portfolio turnover risks. See page [ ] for these risks and primary investment risks common to all Funds.

HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income. In doing so, the Fund may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking to achieve its investment objective, the Fund will invest, under normal market conditions, at least 65% of its total assets in rated and unrated lower quality securities (commonly referred to as "junk bonds"). These may include:

               Obligations of U.S. and foreign corporations and banks; Obligations of foreign, state and local governments; Obligations of the U.S. government, its agencies or instrumentalities; Senior and subordinated bonds and debentures; Mortgage and other asset-related securities; Zero coupon, pay-in-kind and capital appreciation bonds; Convertible securities, preferred stock, structured securities and loan participations; Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in debt or convertible securities; and
               Repurchase agreements relating to the above instruments.

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization. Unrated securities will be determined to be of comparable quality by Northern.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest to a limited extent in the obligations of foreign issuers.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The investment management team may also consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests only in investment grade instruments. In seeking to achieve its investment objective, the Fund may make significant investments in structured debt securities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons, structured debt securities present additional risk that the interest paid to the Fund on a structured debt security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured debt securities may adversely affect the Fund's net asset value. The Fund may also invest, to a lesser extent, in futures contracts, options, swaps [and currency contracts] for both hedging and non-hedging purposes.
Risks. These primary investment risks apply to the Fund: interest rate/maturity, prepayment, debt extension, counterparty failure, guarantor, structured debt securities, derivatives, high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page [ ] for these risks and primary investment risks common to all Funds.

Principal Investment Risks

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

An investment in each of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment.

Risks that apply to all Funds

      Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

      Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

      Liquidity risk is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

      Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

      Credit (or default) risk is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

      Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

      Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

      Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

      Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

      Derivatives risk is the risk that loss may result from a Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

      Structured debt securities risk is the risk that loss may result from a Fund's investments in structured debt securities, which are derivative instruments and may be leveraged. The value of structured debt securities may be adversely affected by changes in the interest rate payable on a security while held by a Fund. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured debt security.

Risks that apply primarily to the Tax-Exempt Funds and the High Yield Municipal Fund

      Arizona-specific risk is the risk that a Fund that invests more than 25% of its assets in Arizona municipal instruments will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time Arizona and its political subdivisions have encountered financial difficulties.

      California-specific risk is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political or economic factors in California than a Fund that invests more widely. California's economy is largely composed of high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The exposure to these industries leaves California vulnerable to an economic slowdown associated with business cycles. Furthermore, the State budget continues to be under stress from mandated spending on education and the social needs of a growing population. From time to time California and its political subdivisions have encountered financial difficulties.

      Florida-specific risk is the risk that a Fund that invests more than 25% of its assets in Florida municipal instruments will be more exposed to negative political or economic factors in Florida than a Fund that invests more widely. Florida's economy is largely composed of construction, agriculture, manufacturing and tourism. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the State vulnerable to a decline in these revenues. Furthermore, because of Florida's rapidly growing population, corresponding increases in State revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. From time to time Florida and its political subdivisions have encountered financial difficulties.

      Project/Industrial development bond risk is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

      Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

Risk that applies primarily to the Global Fixed Income Fund, the California Funds, the Florida Intermediate Tax-Exempt Fund and the Arizona Tax-Exempt Fund

      Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

Other Risks

      High-yield risk may impact the value of non-investment grade securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Fund may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

      Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

      Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

      Foreign  regulatory  risk is the risk that a foreign  security  could lose
     value  because  of  less  stringent  foreign  securities   regulations  and
     accounting and disclosure standards.

      Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

      Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the [U.S. Government Fund and Tax-Exempt Fund] exceeded 100%. It is expected that the annual portfolio turnover rates of the [High Yield Municipal Fund and High Yield Fixed Income Fund] may also exceed 100%.


More information about the risks of investing in the Funds is provided in "Risks, Securities and Techniques" beginning on page [ ] of this Prospectus. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Fund.

Fund Performance

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund from year to year; and (b) how the average annual returns of a Fund compare to those of a broad-based securities market index. For a description of each broad-based securities market index please see page [ ].

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Fund's performance would have been reduced.

The Short-Intermediate U.S. Government, California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds commenced operations on October 1, 1999. The bar chart and performance table have been omitted for these Funds because the Funds have been in operation for less than one calendar year.

                                               U.S. GOVERNMENT FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1995:        12.59%
                                               1996:         3.05%
                                               1997:         7.24%
                                               1998:         7.53%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%


                       Average Annual Total Return (for the periods ended December 31, 1999)
                                                                                                Since
                                                        1 Year              5 Year              Inception
                                                        ------              ------              ---------
U.S. Government Fund (Inception 4/1/94)                 [    ]%             [    ]%             [    ]%
Lehman Brothers Intermediate Government Bond Index      [    ]%             [    ]%             [    ]%
------------------------------------------------------- ------------------- ------------------- -------------------


INTERMEDIATE TAX-EXEMPT FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return


                                               1995:        11.91%
                                               1996:         3.36%
                                               1997:         5.84%
                                               1998:         5.15%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

        Average Annual Total Return (for the periods ended December 31, 1999)

                                                                                                    Since
                                                             1 Year             5 Year              Inception
                                                             ------             ------              ---------
Intermediate Tax-Exempt Fund (Inception 4/1/94)              [    ]%            [    ]%             [    ]%
Lehman Brothers 5-Year Municipal Bond Index                  [    ]%            [    ]%             [    ]%
Lehman Brothers Mutual Fund Intermediate Municipal Index*
                                                             [    ]%            [    ]%             [    ]%
------------------------------------------------------------ ------------------ ------------------- ----------------------

* The Lehman Brothers Mutual Fund Intermediate Municipal Index, an unmanaged index of investment grade tax-exempt bonds with maturities of five to ten years, is replacing the Lehman Brothers 5-Year Municipal
         Bond Index as the Intermediate Tax-Exempt Fund's performance benchmark.
         The Lehman Brothers Mutual Fund Intermediate Municipal Index includes municipal obligations with a wider range of maturities and, therefore, is expected to be a better benchmark comparison of the Fund's performance. The Index figures do not reflect any fees or expenses.


FLORIDA INTERMEDIATE TAX-EXEMPT FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1997:         7.64%
                                               1998:         5.68%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

          Average Annual Total Return (for the periods ended December 31, 1999)

                                                                      Since
                                                  1 Year              Inception
Florida Intermediate Tax-Exempt Fund
(Inception 8/15/96)                               [    ]%             [    ]%
Lehman Brothers Mutual Fund Florida
Intermediate Tax-Exempt Index                     [    ]%             [    ]%
Lehman Brothers Mutual Fund Intermediate
Municipal Index                                   [    ]%             [    ]%
------------------------------------------------- -----------------------------

FIXED INCOME FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1995:        18.80%
                                               1996:         2.61%
                                               1997:         9.24%
                                               1998:         8.00%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

          Average Annual Total Return (for the periods ended December 31, 1999)

                                      Since
                                                  1 Year              5 Year             Inception
                                                  ------              ------             ---------
Fixed Income Fund (Inception 4/1/94)              [    ]%             [    ]%            [    ]%
Lehman Brothers Government/
Corporate Bond Index                              [    ]%             [    ]%            [    ]%
------------------------------------------------- ------------------- ------------------ -------------------
Lehman Brothers Aggregate
Bond Index                                        [    ]%             [    ]%            [    ]%
------------------------------------------------- ------------------- ------------------ -------------------

The Lehman  Brothers  Aggregate  Bond  Index,  an  unmanaged  index of prices of
U.S.dollar-denominated  investment grade fixed income  securities with remaining
maturities  of  one  year  and  longer,   is  replacing   the  Lehman   Brothers
Government/Corporate   Bond  Index  as  the  Fixed  Income  Fund's   performance
benchmark.  The Lehman Brothers Aggregate Bond Index is a broader measure of the
U.S.  dollar-denominated  investment  grade  fixed  income  market and  includes government and corporate securities,  agency mortgage  pass-through  securities, commercial  mortgage-backed  securities,  and  asset-backed  securities.  It  is
therefore   expected  to  be  a  better  benchmark   comparison  of  the  Fund's
performance.



TAX-EXEMPT FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1995:        17.37%
                                               1996:         2.83%
                                               1997:         8.71%
                                               1998:         5.84%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

          Average Annual Total Return (for the periods ended December 31, 1999)

                                      Since
                                                  1 Year              5 Year             Inception
                                                  ------              ------             ---------
Tax-Exempt Fund (Inception 4/1/94)                [    ]%             [    ]%            [    ]%
Lehman Brothers Municipal Bond Index              [    ]%             [    ]%            [    ]%
------------------------------------------------- ------------------- ------------------ -------------------


CALIFORNIA TAX-EXEMPT FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1998:         6.42%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

        Average Annual Total Return (for the periods ended December 31, 1999)

                                                                      Since
                                                  1 Year              Inception
California Tax-Exempt Fund  (Inception 4/8/97)
                                                  [    ]%             [    ]%
Lehman Brothers California Exempt Municipal
Index                                             [    ]%             [    ]%
Lehman Brothers Mutual Fund Intermediate
Municipal Index                                   [    ]%             [    ]%
------------------------------------------------- ----------------------------

   GLOBAL FIXED INCOME FUND*

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1995:        19.70%
                                               1996:         5.53%
                                               1997:       (2.51)%
                                               1998:        17.09%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '[  ]             [    ]%
Worst Quarter Return:               Q[ ] '[  ]             [    ]%

        Average Annual Total Return (for the periods ended December 31, 1999)

                                                                                                   Since
                                                            1 Year             5 Year              Inception
                                                            ------             ------              ---------
Global Fixed Income Fund (Inception 4/1/94)                 [    ]%            [    ]%             [    ]%
JP Morgan International Government Bond Index               [    ]%            [    ]%             [    ]%
----------------------------------------------------------- ------------------ ------------------- --------------------
JP Morgan Global Bond Index                                 [    ]%            [    ]%             [    ]%
----------------------------------------------------------- ------------------ ------------------- --------------------

The JP Morgan Government Bond Index Global, an unmanaged index of traded government fixed income securities which can be purchased by international investors, is replacing the JP Morgan International Bond Index as the Fund's performance benchmark. The JP Morgan Government Bond Index Global is a broader measure of the global fixed income market and includes government securities from thirteen developed countries, including the United States. It is therefore expected to be a better benchmark comparison of the Fund's performance.

*Prior to July 31, 2000, this Fund was named the International Fixed Income Fund and was  required  to invest at least  65% of its total  assets in fixed  income
securities of foreign issuers.

   HIGH YIELD MUNICIPAL FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1999:       [    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%




Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '99               [    ]%
Worst Quarter Return:               Q[ ] '99               [    ]%

        Average Annual Total Return (for the periods ended December 31, 1999)

                                                                                     Since
                                                                   1 Year            Inception
High Yield Municipal Fund (Inception 12/31/98)                      [    ]%          [    ]%
Lehman Brothers Non-Investment Grade Bond Index                     [    ]%          [    ]%
------------------------------------------------------------------ ----------------- ------------------------


   HIGH YIELD FIXED INCOME FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1999:       [    ]%
     Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] '99               [    ]%
Worst Quarter Return:               Q[ ] '99               [    ]%

        Average Annual Total Return (for the periods ended December 31, 1999)

                                                                                     Since
                                                                   1 Year            Inception
High Yield Fixed Income Fund (Inception 12/31/98)                  [    ]%           [    ]%
Merrill Lynch High Yield Master II Index                           [    ]%           [    ]%
------------------------------------------------------------------ ----------------- ------------------------
Lehman Brothers High Yield Corporate Bond Index                    [    ]%           [    ]%
------------------------------------------------------------------ ----------------- ------------------------
Salomon Brothers Extended High-Yield Market Index                  [    ]%           [    ]%
------------------------------------------------------------------ ----------------- ------------------------


Broad-Based Securities Market Indices Descriptions

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.
The Index figures do no reflect any fees or expenses.

The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of 4 to 6 years. The Index figures do not reflect any fees or expenses.

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Index is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of [at least one year]. The index figures do not reflect any fees or expenses.

The Lehman Brothers Mutual Fund Intermediate Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of [five to ten years]. The figures do not reflect any fees or expenses.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity. The Index figures do not reflect any fees or expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.

The Lehman Brothers California Exempt Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S.dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer. The Index figures do not reflect any fees or expenses.

The Lehman Brothers High Yield Corporate Bond Index is [        ]

The Lehman Brothers Municipal Non-Investment Grade Bond Index is [        ]

The J.P. Morgan International Government Bond Index is an unmanaged index of non-U.S. government bonds with maturities of one to thirty years. The Index figures do not reflect any fees or expenses.

The J.P. Morgan Global Bond Index is an unmanaged index of traded government fixed income securities which can be purchased by international investors. The Index figures do not reflect any fees or expenses.

The Merrill Lynch High Yield Master II Index is [        ]

Salomon Brothers Extended High-Yield Market Index is [        ]

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by Northern, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page [ ].










                                             Shareholder Fees
                    (fees paid directly from your investment)
                                             -------------------------------------------------------------------------
                   Fund                          Sales        Deferred       Sales         Redemption      Exchange
                                                 Charge        Sales         Charge          Fees(1)         Fees
                                                 (Load)        Charge        (Load)
                                               Imposed on      (Load)      Imposed on
                                               Purchases                   Reinvested
                                                                         Distributions
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
U.S. Government                                   None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Short-Intermediate U.S. Government                None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Intermediate Tax-Exempt                           None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
California Intermediate Tax-Exempt                None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Florida Intermediate Tax-Exempt                   None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Fixed Income                                      None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Tax-Exempt                                        None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
Arizona Tax-Exempt                                None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
California Tax-Exempt                             None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
   Global Fixed Income                            None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
High Yield Municipal                              None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------
High Yield Fixed Income                           None          None          None            None           None
-------------------------------------------- --------------- ----------- --------------- ---------------- ------------


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
  Management     Distribution      Other        Total Annual
     Fees           (12b-1)     Expenses(3)         Fund
                    Fees(2)                       Operating
                                                 Expense(4)
                                              ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.32%           1.07%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.52%           1.27%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.31%           1.06%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.46%           1.21%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.54%           1.29%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.33%           1.08%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.33%           1.08%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.55%           1.30%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.42%           1.17%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.90%            0.00%          1.06%           1.96%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.97%           1.72%
---------------- -------------- ------------- ------------------
---------------- -------------- ------------- ------------------
    0.75%            0.00%          0.45%           1.20%
---------------- -------------- ------------- ------------------



Footnotes

1.       A fee of $15.00 may be applicable for each wire redemption.

2. During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

3. These expenses include custodian, transfer agency and co-administration expenses, proxy costs, if any, as well as other customary Fund expenses. The co-administrators are entitled to a co-administration fee of 0.15%, of which 0.09% is currently being waived voluntarily. The Short-Intermediate U.S. Government, California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds commenced operations on October 1, 1999. As a result, "Other Expenses" for those Funds are based on estimates for the current fiscal year.

4. As a result of voluntary fee reductions, waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" which are actually incurred by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                        Management     Distribution         Other        Total Annual
                                           Fees        (12b-1) Fees       Expenses      Fund Operating
                                    Expenses
Fund
--------------------------------------------------------------------------------------------------------
U.S. Government                           0.75%            0.00%            0.15%           0.90%
Short-Intermediate U.S. Government        0.75%            0.00%            0.15%           0.90%
Intermediate Tax-Exempt                   0.70%            0.00%            0.15%           0.85%
California Intermediate Tax-Exempt        0.70%            0.00%            0.15%           0.85%
Florida Intermediate Tax-Exempt           0.70%            0.00%            0.15%           0.85%
Fixed Income                              0.75%            0.00%            0.15%           0.90%
Tax-Exempt                                0.70%            0.00%            0.15%           0.85%
Arizona Tax-Exempt                        0.70%            0.00%            0.15%           0.85%
California Tax-Exempt                     0.70%            0.00%            0.15%           0.85%
   Global Fixed Income                    0.90%            0.00%            0.25%           1.15%
High Yield Municipal                      0.70%            0.00%            0.15%           0.85%
High Yield Fixed Income                   0.75%            0.00%            0.15%           0.90%


                               ABOUT YOUR ACCOUNT
Example

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   Fund                         One Year      3 Years       5 Years         10 Years
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
U.S. Government                                 $109           $340          $590            $1,306
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Short-Intermediate U.S. Government              119            372            N/A             N/A
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Intermediate Tax-Exempt                         108            337            585            1,294
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
California Intermediate Tax-Exempt              114            356            N/A             N/A
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Florida Intermediate Tax-Exempt                 131            409            708            1,556
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Fixed Income                                    110            343            595            1,317
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Tax-Exempt                                      110            343            595            1,317
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
Arizona Tax-Exempt                              127            397            N/A             N/A
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
California Tax-Exempt                           119            372            644            1,420
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
   Global Fixed Income                          199            615           1,057           2,285
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
High Yield Municipal                             175            542           933             2,030
-------------------------------------------- --------------- ----------- --------------- ----------------
-------------------------------------------- --------------- ----------- --------------- ----------------
High Yield Fixed Income                          122            381           660             1,455
-------------------------------------------- --------------- ----------- --------------- ----------------

Investment Adviser

Northern, an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for all Funds.

Northern is referred to as the "Investment Adviser." The Investment Adviser is located at 50 S. LaSalle Street, Chicago, IL 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of March 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $33.2 billion in assets, $21.5 billion in deposits and employed over 8,700 persons.

Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.6 trillion of assets as of March 31, 2000, including approximately $323.1 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

Advisory Fees

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds for the fiscal year ended March 31, 2000.


                                                                  Advisory Fee
                                                  Contractual         Paid
Fund                                                 Rate       for Fiscal Year
                                                                 Ended 3/31/00

U.S. Government                                      0.75%            [ ]%
Short-Intermediate U.S. Government                   0.75%            [ ]%
Intermediate Tax-Exempt                              0.75%            [ ]%
California Intermediate Tax-Exempt                   0.75%            [ ]%
Florida Intermediate Tax-Exempt                      0.75%            [ ]%
Fixed Income                                         0.75%            [ ]%
Tax-Exempt                                           0.75%            [ ]%
Arizona Tax-Exempt                                   0.75%            [ ]%
California Tax-Exempt                                0.75%            [ ]%
Global Fixed Income                                  0.90%            [ ]%
High Yield Municipal                                 0.75%            [ ]%
High Yield Fixed Income                              0.75%            [ ]%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the advisory fee to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Fund Management

The Investment Adviser employs a team approach to the investment management of the Funds. Below is information regarding the management of the Funds.

The management team leaders for the U.S. Government Fund are Mark J. Wirth, Senior Vice President of Northern and Monty M. Memler, Vice President of Northern. Mr. Wirth has had such responsibility for the Fund since July 1998. Mr. Memler has had such responsibility for the Fund since November 1994. Messrs. Wirth and Memler joined Northern in 1986 and during the past five years have managed various fixed income portfolios.

The management team leaders for the Short-Intermediate U.S. Government Fund are Mr. Wirth and Peter T. Marchese, Second Vice President of Northern. Mr. Marchese joined Northern in 1990 and during the past five years has managed various fixed income portfolios.

The management team leader for the Intermediate Tax-Exempt Fund is M. Jane McCart, Senior Vice President of Northern. Ms. McCart has had such responsibility for the Fund since September 1999. Ms. McCart joined Northern in 1998. From 1983 to December 1998, Ms. McCart was with Stein Roe & Farnham Incorporated where she had been the portfolio manager of various municipal bond portfolios.

The management team leader for the California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds is Eric V. Boeckmann, Vice President of Northern. Mr. Boeckmann joined Northern in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities.

The management team leader for the Florida Intermediate Tax-Exempt Fund is Gregory A. Bell, Second Vice President of Northern. Mr. Bell has had such responsibility for the Fund since November 1998. Mr. Bell joined Northern in 1984 and during the past five years has managed various municipal bond portfolios.


The  management  team leaders for the Fixed Income Fund are Mr. Wirth and Steven
M. Schafer, Vice President of Northern. Mr. Wirth has had such responsibility for the Fund since July 1998 and Mr. Schafer has had such responsibility since the fund commenced operations in December 1998. Mr. Schafer joined Northern in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

The management team leader for the Tax-Exempt Fund is Timothy T. A. McGregor, Second Vice President of Northern. Mr. McGregor has had such responsibility for the Fund since November 1998. Mr. McGregor joined Northern in 1989 and during the past five years has managed various municipal bond portfolios.

The management team leader for the California Tax-Exempt Fund is Mr. Boeckmann. Mr. Boeckmann has had such responsibility for the Fund since April 1998.

The management team leader for the Global Fixed Income Fund is Guy Williams, Vice President of Northern. Mr. Williams has had such responsibility for the Fund since September 1999. Mr. Williams joined Northern in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.

The management team leader for the High Yield Municipal Fund is Ms. McCart. Ms. McCart has had such responsibility since the fund commenced operations in December 1998.

The management team leader for the High Yield Fixed Income Fund is Eric Misenheimer, Vice President of Northern. Mr. Misenheimer has had such responsibility since July 1999. Mr. Misenheimer joined Northern in 1999. From April 1998 to May 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

Other Fund Services

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Fund. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in these capacities are described in the Statement of Additional Information. Northern and PFPC Inc. ("PFPC") serve as co-administrators for the Funds. The fees that Northern and PFPC receive for their co-administrative services are described on page [ ] under "Fund Fees and Expenses."

PHTRANS\279890\23                                         Page 44
Purchasing and Selling Shares

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

OPENING AN ACCOUNT

Directly from the Funds. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your  convenience,  there  are a number of ways to  invest  directly  in the
Funds:

     By Mail.
               Read this Prospectus carefully Complete and sign the Purchase Application Enclose a check or money order payable to Northern Funds If you are investing on behalf of a corporation or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).
               Mail your check, corporate resolution (if needed) and completed Purchase Application to:

              Northern Funds
              P.O. Box 75986
              Chicago, Illinois 60675-5986

               For overnight delivery use the following address:

              801 South Canal Street
              Chicago, Illinois  60607
              Attn:  Northern Funds

For subsequent investments: - Enclose your check with the return remittance portion of the confirmation of your previous investment; or - Indicate on your check or a separate piece of paper your name, address and account number

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     By Wire To open a new account:
                   Call 1-800-595-9111 for instructions Complete a Purchase Application and send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60750-5986

         To add to an existing account: Have your bank wire Federal funds to:

              The Northern Trust Company
              Chicago, Illinois
              ABA Routing No. 0710-00152
              (Reference 10 Digit Fund Account No.)
              (Reference Shareholder's Name)

By Direct Deposit To purchase additional shares: Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH") Have your employer send payments to:

                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)

                   The minimum periodic investment for direct deposit is $50

By Automatic Investment To open a new account Complete a Purchase Application, including the Automatic Investment section

                   Send it to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

The minimum initial investment is $250; $50 for monthly minimum additions

         To add to an account:
                   Call 1-800-595-9111 to obtain an Automatic Investment Plan Application The minimum for automatic investment additions is $50

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

     By Directed Reinvestment
         You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund.
               Complete the Distribution Options section on the Purchase Application Reinvestments can only be directed to an existing Trust account
              (which must meet the minimum investment requirement)

By Exchange You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Northern Fund offered by the Trust. See "Selling Shares - By Exchange."

     By Internet
         You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

Through Northern and Other Institutions

If you have an account with Northern, you may purchase Trust shares through Northern. You may also purchase shares through other institutions (together with Northern, "Service Organizations") that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Northern or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


SELLING SHARES

Redeeming and Exchanging Directly from the Funds

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern or another Service Organization and you appear on Trust records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

     By Mail
         Send a written request to:

              Northern Funds
              P.O. Box 75986
              Chicago, Illinois 60675-5986

         The redemption request must include:
                   The number of shares or the dollar amount to be redeemed The Fund account number A signature guarantee is also required if:
                  - The proceeds are to be sent elsewhere than the address of record, or - The redemption amount is greater than $50,000

     By Wire
     If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.
               You will be  charged  $15 for each  wire  redemption  unless  the designated account is maintained at Northern or an affiliated bank
               Call the Transfer Agent at  1-800-595-9111  for  instructions The minimum amount that may be redeemed by this method is $250

By Systematic Withdrawal If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds. Call 1-800-595-9111 for an application form and additional information The minimum amount is $250 per withdrawal

     By Exchange
     The Trust offers you the ability to exchange shares of one Fund for another Fund in the Trust family. When opening an account, complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange) Call 1-800-595-9111 for more information

     By Telephone
     If        you   authorize   the   telephone   privilege  on  your  Purchase
               Application, you may redeem Trust shares by phone. If your account is already opened, send a written request to:

                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986

The request must be signed by each owner of the account and must be accompanied by signature guarantees Call 1-800-595-9111 to use the telephone privilege During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares -- By Mail"

     By Internet
     You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

Redeeming and Exchanging Through Northern  and Other Institutions

If you purchased your Trust shares through an account at Northern or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.
               Although  the Trust  imposes no  charges  when you  redeem,  when shares are purchased through Northern or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account
               Contact your account  representative at Northern or other Service
              Organization for more information about redemptions or exchanges


Account Policies and Other Information

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Chicago time. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by the Funds generally are valued at their market prices. Shares of an investment company held by the Funds are valued at their NAV. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Fund Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:

               The order is in proper form as described  under  "Purchasing  and
              Selling Shares" and accompanied by payment of the purchase price;
               The order is placed by  Northern  or a Service  Organization  and payment in Federal or other  immediately  available funds is to be made on the next Business Day; or
               The order is accepted by an authorized  intermediary  and payment is to be made on the next Business Day in accordance with procedures acceptable to the Trust.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above.

Social Security/Tax Identification Number. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.
|X| You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Funds and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

      You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our website www.northerntrust.com/privatepassport or contact your relationship manager.

      The Trust reserves the right to reject any purchase order.  The Funds also
     reserve  the  right  to  change  or  discontinue   any  of  their  purchase
     procedures.

      In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page [ ].

      The Trust may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 1-800-595-9111 or sending an e-mail to: northernfunds@execpc.com.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Good order means that the request must include the following information:

               The account number and Fund name
               The amount of the transaction, in dollar amount or number of shares The signature of all account owners exactly as they are registered on the account (except for online, telephone and wire redemptions)
               Required signature guarantees, if applicable
               Other  supporting  legal  documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for more information about documentation that may be required of these entities

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page [ ].

Payment of Redemption Proceeds. The Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after a redemption request is received in good order by the Transfer Agent or an authorized intermediary (or such longer period permitted by the SEC). However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.

      The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders.

      The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      The Trust reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

      You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.

      The Trust reserves the right to change or discontinue any of its redemption procedures.

      The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

Exchange Privileges. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. An exchange is a redemption of shares of one Northern Fund and the purchase of shares of another Northern Fund. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. The Trust may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Signature Guarantees. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. In 2000 the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Early Closings. The Trust reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized   Intermediaries.   The  Trust  may   authorize   certain   financial
intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.

Service Organizations. The Trust may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including Northern, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services may include:

support services such as assisting investors in processing purchase, exchange and redemption requests;

      processing dividend and distribution payments from the Funds;

providing information to customers showing their positions in the Funds; and

      providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In  addition,  Service  Organizations  may  provide  assistance,   such  as  the
forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern may provide compensation to certain dealers and other financial intermediaries who provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This additional compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Trust.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

Dividends and Distributions

Dividends and capital gain distributions of each Fund are automatically reinvested in additional shares of the same Fund without any sales charge or additional purchase price amount.

You may,  however,  elect to have  dividends or capital gain  distributions  (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account. The following table summarizes the general distribution policies for each of the Funds. In some years a Fund may make more than one capital gains distribution to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

--------------------------------------- -------------------------------------- --------------------------------------
                                                 Dividends, if any,                   Capital gains, if any,
                 Fund                             Declared and Paid                      Declared and Paid
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
U.S. Government                             Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Short-Intermediate U.S. Government          Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Intermediate Tax-Exempt                     Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
California Intermediate  Tax-Exempt         Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Florida Intermediate Tax-Exempt             Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Fixed Income                                Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Tax-Exempt                                  Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
Arizona Tax-Exempt                          Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
California Tax-Exempt                       Declared daily, paid monthly*                    Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
   Global Fixed Income                                Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
High Yield Municipal                       Declared daily, paid monthly*                     Annually
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
High Yield Fixed Income                    Declared daily, paid monthly*                     Annually
--------------------------------------- -------------------------------------- --------------------------------------
*    Shares of these  Funds are  entitled  to the  dividends  declared by a Fund beginning on the next Business Day after the purchase order is executed.


Tax Considerations

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major  exception to these tax principles is that  distributions  on, and
sales,   exchanges  and  redemptions  of,  shares  held  in  an  IRA  (or  other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

The Tax-Exempt Funds and High Yield Municipal Fund. The Tax-Exempt Funds and High Yield Municipal Fund expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be, and a portion of the dividends paid by High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

The California Funds and the Arizona Tax-Exempt Fund expect to pay dividends that are generally exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain Federal obligations. In addition, dividends paid by these Funds will be subject to state franchise and corporate income taxes, if applicable. The Florida Intermediate Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for the exemption from the Florida intangibles tax.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds and High Yield Municipal Fund generally will not be deductible for Federal income tax purposes.

Global Fixed Income Fund. It is expected that Global Fixed Income Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against Federal income tax liability or (2) to take such amount as an itemized deduction.

Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

Tax Table

         You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the High Yield Municipal Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

         The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.


------------------------------------------- ----------- -------- ------------

                                            Federal
                                            Marginal
              Taxable Income                Tax Rate
------------------------------------------- -----------
------------------------------------------- -----------

                                                                            Tax-Exempt Yields
                                                         2.00%    3.00%     4.00%     5.00%     6.00%       7.00%     8.00%
------------------------------------------- ----------- -------- ----------------------------------------- --------- ---------
---------------------- -------------------- ----------- ----------------------------------------------------------------------
    Single Return         Joint Return                                        Equivalent Taxable Yields
---------------------- -------------------- ----------- ----------------------------------------------------------------------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$      0      -     $  $     0     -     $  15%         2.35%    3.53%     4.71%     5.88%     7.06%        8.24%     9.41%
25,750                 43,050
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$  25,751 - $  62,450  $ 43,051 - $104,050  28%         2.78%    4.17%     5.56%     6.94%     8.33%        9.72%   11.11%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$  62,451 - $130,250   $104,051 - $158,550  31%         2.90%    4.35%     5.80%     7.25%     8.70%      10.14%    11.59%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$130,251 - $283,150    $158,551 - $283,150  36%         3.13%    4.69%     6.25%     7.81%     9.38%      10.94%    12.50%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
Over $283,151          Over $283,151        39.6%       3.31%    4.97%     6.62%     8.28%     9.93%      11.59%    13.25%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2000 Federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California or Arizona state personal income tax or the Florida intangibles tax or any other state tax.

                    Risks, Securities, Techniques and Financial Information
                                         Risks, Securities and Techniques

                        ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS,
                                             SECURITIES AND TECHNIQUES

This section takes a closer look at some of the Funds' principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. A Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

Derivatives. The Funds may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from---or based upon---the performance of underlying assets, interest or currency exchange rates or indices. Derivatives include futures contracts, options, interest rate and currency swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

         Investment strategy. A Fund will invest in derivatives only if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. Certain Funds may also use derivatives for speculative purposes to invest for potential income or capital gain.

         Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

         Investment strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective.

         Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.
         Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

         Investment strategy. The Global Fixed Income Fund intends to invest a substantial portion of its total assets in foreign securities. The Fixed Income and High Yield Fixed Income Funds may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Funds may also invest in foreign time deposits and other short-term instruments.

         The Global Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland.

         Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

         Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia/Pacific region, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

         While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

         The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. [Because of the number of countries using this single currency, a significant portion of the assets of the Global Fixed Income Fund may be denominated in the euro.]

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

               BBB or higher by Standard and Poor's Ratings Services ("S&P"); Baa or higher by Moody's Investors Service, Inc. ("Moody's"); BBB or higher by Duff & Phelps Credit Rating Co. ("Duff"); or BBB or higher by Fitch IBCA Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

         Investment strategy. Except as stated in the next section, fixed income and convertible securities purchased by the Funds will generally be rated investment grade. The Funds may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

         Special risks. Although securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

Non-Investment   Grade  Securities.   Non-investment   grade  fixed  income  and
convertible securities are generally rated BB or below by S&P, Duff or Fitch, or Ba by Moody's.

         Investment strategy. The High Yield Municipal Fund and the High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. The other Fixed Income Funds (with the exception of the U.S. Government Fund and the Short-Intermediate U.S. Government Fund) may invest up to 15% of total assets in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

         Special risks. Non-investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

         The secondary market for lower quality securities is concentrated in relatively few market markers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

         Investments in lower quality securities, whether rated or unrated, will be more dependent on Northern's credit analysis than would be the case with investments in higher quality securities.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

         Investment strategy. Each Fund may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions.

         Special risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

Maturity Risk. Each Fund will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Portfolio Turnover. The investment management team will not consider the Fund turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transactions costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Trust expects that the annual portfolio turnover rate of each of the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund will generally not exceed 100%; the annual portfolio turnover rate of the High Yield Municipal Fund and High Yield Fixed Income Fund will generally not exceed 200%.

Special Risks and Considerations Applicable to the California Funds, Florida Intermediate Tax-Exempt Fund and the Arizona Tax-Exempt Fund. The investments of the California Funds in California municipal instruments, the Florida Intermediate Tax-Exempt Fund in Florida municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

         Investment strategy. Under normal market conditions, at least 65% of the value of the California Funds' total assets will be invested in California municipal instruments, at least 65% of the value of the Florida Intermediate Tax-Exempt Fund's total assets will be invested in Florida municipal instruments, and at least 65% of the value of the Arizona Tax-Exempt Fund's total assets will be invested in Arizona municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California, Florida and Arizona municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

         Special Risks. The California Funds' investments will be affected by political and economic developments within the state of California, and by the financial condition of the state, its public authorities and political subdivisions. After suffering a severe recession in the early 1990's which caused the state to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the state's budget has been returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the state reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

         Similarly, Florida's economy is influenced by numerous factors, including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions.

         Arizona's economy is also influenced by numerous factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy have enabled it to realize and sustain increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds.

         If Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

         In addition to the risk of nonpayment of California, Florida or Arizona municipal instruments, if these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona municipal instruments that are eligible for purchase by the Funds could become inadequate at certain times.

         A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Statement of Additional Information.


ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         Investment strategy. The U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages and that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The other Funds may purchase these and other types of asset-backed securities. The Funds will invest in asset-backed securities rated investment grade (rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's) at the time of purchase. They may also invest in unrated mortgage-backed securities which the Northern believes are of comparable quality. These rating and comparable quality limitations do not apply to the High Yield Municipal and High Yield Fixed Income Funds.

         Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

         Investment strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

         Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Investment strategy. The Fixed Income Fund, High Yield Fixed Income Fund and Global Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

         Investment strategy. To the extent consistent with their respective investment objectives, the Funds may invest a portion of their total assets in custodial receipts. Investments by the U.S. Government Fund and Short-Intermediate U.S. Government Fund in custodial receipts will not exceed 35% of the value of such Funds' total assets.

         Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment strategy. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest in exchange rate-related securities.

         Special risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

         Investment strategy. The Global Fixed Income Fund, the Fixed Income Fund and the [High Yield Fixed Income Fund/High Yield Municipal Fund] may enter into forward currency exchange contracts for hedging [and non-hedging] purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Global Fixed Income Fund and the High Yield Fixed Income Fund may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

         Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that would not otherwise be incurred.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

         Investment strategy. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

         The value of a Fund's futures contacts may equal up to 100% of its total assets. However, a Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

         Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

         Investment strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

         Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Fixed Income Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser. The High Yield Fixed Income Fund may invest in IFAs without regard to a minimum rating criteria.

         Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs does not currently exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Interest Rate Swaps, Floors and Caps and Currency Swaps. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.

         Investment strategy. The Funds may enter into interest rate swaps and the U.S. Government, Short-Intermediate U.S. Government, Fixed Income, Global Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may purchase interest rate floors or caps to protect against interest rate fluctuations and fluctuations in the floating rate market. The Global Fixed Income, Fixed Income and High Yield Fixed Income Funds may also enter into currency swaps to protect against currency fluctuations.

         Special risks. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one currency in exchange for the other currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its delivery obligations. Like other derivative securities, swaps, floors and caps can be highly volatile. As a result, they may not always be successful hedges and they could lower a Fund's total return.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), S&P's Depository Receipts ("SPDRs") and similar securities of other issuers.
         Investment strategy. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

         Special risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

Loan Participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

         Investment strategy. The High Yield Fixed Income Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller's share of the loan.

         Special risks. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Fund purchases a loan assignment or participation from another lender, the Fund is also subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.
Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

         Investment strategy. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

         Special risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.

The Tax-Exempt Funds and the High Yield Municipal Fund may also hold tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Each Tax-Exempt Fund and the High Yield Municipal Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

         Investment strategy. Although it is not their current policy to do so on a regular basis, in connection with their investments in municipal instruments, the Tax-Exempt Funds and the High Yield Municipal Fund may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, the Tax-Exempt Funds and the High Yield Municipal Fund do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

         The Florida Intermediate Tax-Exempt Fund expects to invest principally in Florida municipal instruments, the California Funds expect to invest principally in California municipal instruments and the Arizona Tax-Exempt Fund expects to invest principally in Arizona municipal instruments. The other Tax-Exempt Funds and the High Yield Municipal Fund may also invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

         Funds in addition to the Tax-Exempt Funds and the High Yield Municipal Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds other than the Tax-Exempt Funds and the High Yield Municipal Fund on such investments will be taxable to shareholders.

         Special risks. Municipal instruments purchased by the Tax-Exempt Funds and the High Yield Municipal Fund may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks and financial institutions are described on page [ ] under "Foreign Investments."

         In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

         Investment strategy. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or, with respect to the Global Fixed Income Fund, cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of the Global Fixed Income Fund and High Yield Fixed Income Fund) the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

         Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

         Investment strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

         Special risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment strategy. The High Yield Fixed Income Fund may invest in REITs.

         Special risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         Investment strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

         Special risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

Securities Lending. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

         Investment strategy. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

         Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

         Investment strategy. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

         Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in prepayments could depress the price of certain stripped securities and adversely affect a Fund's total return.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         Investment strategy. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         Special risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

         Investment strategy. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund.

         Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

Warrants.   A  warrant  represents  the  right  to  purchase  a  security  at  a predetermined price for a specified period of time.

         Investment strategy. The High Yield Fixed Income Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights. The Fund may also purchase bonds that are issued in tandem with warrants.

         Special risks. Warrants are derivative instruments that present risks similar to options.


When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

         Investment strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

         Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

         Investment strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

         Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.


Disclaimer
Northern is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

                                               Financial Information

   The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], whose report is included in the Funds' annual report along with the Funds' financial statements. The annual report is available upon request and without charge.

                                                                 - Page 79 -

FINANCIAL HIGHLIGHTS

                                 U.S. GOVERNMENT
                                      FUND
                                    YEAR       YEAR       YEAR ENDED YEAR ENDED YEAR
                                    ENDED      ENDED       MARCH 31,  MARCH 31, ENDED
                                  MARCH 31,    MARCH 31,     1998       1997    MARCH 31,
                                    2000          1999                             1996
------------------------------ --------------- ---------- ---------- ---------- --------- ----------
SELECTED PER SHARE DATA
Net Asset Value,                                 $10.20     $9.88     $10.06       $9.84
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                           0.50      0.54       0.51        0.51
   Net realized and                                0.10      0.32      (0.11)       0.29
unrealized
     gains (losses)
     on investments...
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

Total Income from Investment                       0.60      0.86       0.40        0.80
Operations............
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

Less Distributions Paid:
   From net investment                            (0.49)    (0.53)     (0.51)      (0.51)
     income.............
   From net realized gains                        (0.26)    (0.01)     (0.05)      (0.07)
   In excess of net                               --         --        (0.02)      --
    realized gains....
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

Total Distributions Paid                          (0.75)    (0.54)     (0.58)      (0.58)
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

Net Asset Value,                                 $10.05    $10.20      $9.88      $10.06
  End of Period.......
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

Total Return(1).......                             6.01%     8.90%      3.98%       7.65%
Supplemental Data and Ratios:
Net assets, in thousands,                      $268,242   $229,352   $181,921   $149,062
   end of period......
Ratio to average net assets of (2):
Expenses, net of waivers                           0.90%     0.90%      0.90%       0.90%
   and reimbursements.
Expenses, before waivers                           1.07%     1.07%      1.09%       1.10%
   and reimbursements.
Net investment income,                             4.73%     5.24%      5.19%       5.07%
   net of waivers and
   reimbursements.....
Net investment income,                             4.56%     5.07%      5.00%       4.87%
   before waivers and
   reimbursements.....
Portfolio Turnover                               123.75%    47.41%     83.41%     112.00%
   Rate...............
------------------------------ --------------- ---------- ---------- ---------- --------- ----------

---------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.



                                  INTERMEDIATE
                                   TAX-EXEMPT
                                      FUND

                                    YEAR       YEAR ENDED YEAR ENDED YEAR      YEAR ENDED
                                    ENDED       MARCH 31,  MARCH 31, ENDED      MARCH 31,
                                  MARCH 31        1999       1998    MARCH 31,    1996
                                    2000                                1997
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- -------------- -----------
SELECTED PER SHARE DATA
Net Asset Value,                                 $10.36    $10.07     $10.22    $10.03
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                           0.39      0.40       0.40      0.41
   Net realized and                                0.11       0.29      (0.06)     0.26
unrealized
     gains (losses)
     on investments...
------------------------------ --------------- ---------- ---------- --------- ---------- ----------
                                                                                                     -------------- -----------

Total Income (Loss) from                           0.50       0.69       0.34      0.67
Investment Operations.
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- ----------------- ------

Less Distributions Paid:
   From net investment                            (0.39)     (0.40)     (0.40)    (0.41)
     income...........
   From net realized gains                        (0.11)     --         (0.07)    (0.07)
   In excess of net                               --         --         --        --
    investment income.
   In excess of net                               --         --         (0.02)    --
    realized gains....
------------------------------ --------------- ---------- ---------- --------- ---------- ----------
                                                                                                     -------------------------

Total Distributions Paid                          (0.50)     (0.40)     (0.49)    (0.48)
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- ----------------- -

Net Asset Value,                                 $10.36     $10.36     $10.07    $10.22
  End of Period.......

Total Return(2).......                             4.88%      6.95%      3.39%     6.81%
Supplemental Data and Ratios:
Net assets, in thousands,                      $344,789   $298,529   $264,630  $244,139
   end of period......
Ratio to average net assets of (3):
Expenses, net of waivers                           0.85%      0.85%      0.85%     0.85%
   and reimbursements.
Expenses, before waivers                           1.06%      1.07%      1.07%     1.08%
   and reimbursements.
Net investment income,                             3.76%      3.84%      3.90%     4.01%
   net of waivers and
   reimbursements.....
Net investment income,                             3.55%      3.62%      3.68%     3.78%
   before waivers and
   reimbursements.....
Portfolio Turnover                                54.03%     61.83%     61.39%   137.85%
   Rate...............
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- ------------ -----------

---------------------------------

(1) For the period August 15, 1996 (commencement of operations) through March 31, 1997. (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.

                                                                        FLORIDA
                                                                      INTERMEDIATE
                                                                       TAX-EXEMPT
                                                                          FUND

                                                      YEAR        YEAR ENDED  YEAR ENDED     YEAR
                                                    ENDED        MARCH 31,   MARCH 31,  ENDED MARCH
                                                   MARCH 31         1999        1998    31, 1997(1)
                                                       2000
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- -------------- -----------
SELECTED PER SHARE DATA
Net Asset Value,                                                    $10.47      $10.03      $10.00
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                                              0.39        0.40        0.24
   Net realized and                                                   0.16        0.44        0.03
unrealized
     gains (losses)
     on investments...
------------------------------ --------------- ---------- ---------- --------- ---------- ----------
                                                                                                     -------------- -----------

Total Income (Loss) from                                              0.55        0.84        0.27
Investment Operations.
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- -------------- -----------

Less Distributions Paid:
   From net investment                                               (0.39)      (0.40)      (0.24)
     income...........
   From net realized gains                                           (0.16)        --          --
   In excess of net                                                    --          --          --
    investment income.
   In excess of net                                                   --          --          --
    realized gains....
------------------------------ --------------- ---------- ---------- --------- ---------- ----------
                                                                                                     -------------- -----------

Total Distributions Paid                                            (0.55)      (0.40)      (0.24)
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- -----------------------

Net Asset Value,                                                     $10.47      $10.47      $10.03
  End of Period.......

Total Return(2).......                                                5.38%       8.51%       2.63%
Supplemental Data and Ratios:
Net assets, in thousands,                                            $37,121    $25,329     $14,807
   end of period......
Ratio to average net assets of (3):
Expenses, net of waivers                                            0.85%       0.85%       0.85%
   and reimbursements.
Expenses, before waivers                                              1.29%       1.41%       2.31%
   and reimbursements.
Net investment income,                                                3.67%       3.86%       3.84%
   net of waivers and
   reimbursements.....
Net investment income,                                                 3.23%       3.30%       2.38%
   before waivers and
   reimbursements.....
Portfolio Turnover                                                    57.98%      46.12%      50.77%
   Rate...............
------------------------------ --------------- ---------- ---------- --------- ---------- ---------- --------------- -----------

---------------------------------

(1) For the period August 15, 1996 (commencement of operations) through March 31, 1997. (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.


                                  FIXED INCOME
                                      FUND
                                      YEAR        YEAR ENDED  YEAR      YEAR ENDED YEAR ENDED
                                      ENDED        MARCH 31,  ENDED      MARCH 31,  MARCH 31,
                                    MARCH 31         1999     MARCH 31,    1997       1996
                                      2000                       1998
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------
SELECTED PER SHARE DATA
Net Asset Value,                                    $10.42      $9.86    $10.10       $9.78
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                              0.54       0.59      0.57        0.58
   Net realized and unrealized                        --         0.56     (0.12)       0.50
     gains (losses)
     on investments...
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------

Total Income (Loss) from                              0.54       1.15      0.45        1.08
Investment Operations.
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------

Less Distributions Paid:
   From net investment                               (0.54)     (0.58)    (0.56)      (0.59)
     income...........
   From net realized gains                           (0.27)     (0.01)    (0.10)      (0.17)
   In excess of net                                   --         --                   --
    investment income.                                                  (0.01)
   In excess of net                                   --         --       (0.02)      --
    realized gains....
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------

Total Distributions Paid                             (0.81)     (0.59)    (0.69)      (0.76)
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------

Net Asset Value,                                    $10.15     $10.42     $9.86      $10.10
  End of Period.......
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------

Total Return(1).......                                5.18%     11.90%     4.59%      11.18%
Supplemental Data and Ratios:
Net assets, in thousands,                         $275,108    $181,917  $122,444   $101,339
   end of period......
Ratio to average net assets of (2):
Expenses, net of waivers                              0.90%      0.90%     0.90%       0.90%
   and reimbursements.
Expenses, before waivers                              1.08%      1.09%     1.12%       1.14%
   and reimbursements.
Net investment income,                                5.15%      5.71%     5.69%       5.79%
   net of waivers and
   reimbursements.....
Net investment income,                                4.97%      5.52%     5.47%       5.55%
   before waivers and
   reimbursements.....
Portfolio Turnover                                   84.85%     33.55%    87.64%     116.22%
   Rate...............
------------------------------- ----------------- ----------- --------- ---------- ---------- ----------


---------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.


                                                             TAX-EXEMPT                                     CALIFORNIA
                                                                FUND                                        TAX-EXEMPT
                                                                                                               FUND
                                      YEAR       YEAR      YEAR ENDED YEAR      YEAR ENDED       YEAR           YEAR         YEAR
                                     ENDED       ENDED      MARCH 31, ENDED      MARCH 31,     ENDED        ENDED MARCH ENDED MARCH
                                    MARCH 31     MARCH 31,    1998    MARCH 31,    1996        MARCH 31       31, 1999   31, 1998(1)
                                      2000          1999                 1997                     2000
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- -------------
SELECTED PER SHARE DATA
Net Asset Value,                                   $10.73   $10.24     $10.35     $10.08                        $10.76       $10.00
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                             0.45     0.47       0.50       0.48                         0.43         0.41
   Net realized and unrealized                       0.13      0.57      (0.06)     0.29                         0.23         0.76
     gains (losses)
     on investments...
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- ------------

Total Income (Loss) from                             0.58      1.04       0.44      0.77                         0.66         1.17
Investment Operations.
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- ------------

Less Distributions Paid:
   From net investment                              (0.45)    (0.47)     (0.47)    (0.48)                       (0.43)       (0.41)
     Income...........
   From net realized gains                          (0.23)    (0.08)     (0.05)    (0.02)                        (0.10)         --
   In excess of net                                 --        --         (0.03)    --                             --           --
    investment income.
   In excess of net                                 --        --         --        --                             --           --
    realized gains....
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- -------------

Total Distributions Paid                            (0.68)    (0.55)     (0.55)    (0.50)                       (0.53)       (0.41)
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- - -----------

Net Asset Value,                                   $10.63    $10.73     $10.24    $10.35                        $10.89       $10.76
  End of Period.......

Total Return(2).......                               5.47%    10.39%      4.32%     7.80%                        6.20%       11.86%
Supplemental Data and Ratios:
Net assets, in thousands,                        $227,823  $167,220   $136,372  $125,113                        $77,249     $39,943
   end of period......
Ratio to average net assets of (3):
Expenses, net of waivers                             0.85%     0.85%      0.85%     0.85%                        0.85%       0.85%
   and reimbursements.
Expenses, before waivers                             1.08%     1.09%      1.10%     1.10%                        1.17%       1.60%
   and reimbursements.
Net investment income,                               4.13%     4.42%      4.61%     4.62%                         3.87%       4.01%
   net of waivers and
   reimbursements.....
Net investment income,                               3.90%     4.18%      4.36%     4.37%                         3.55%       3.26%
   before waivers and
   reimbursements.....
Portfolio Turnover                                 140.39%    74.32%      8.10%    60.50%                         62.55%      22.22%
   Rate...............
------------------------------- ---------------- --------- ---------- --------- ---------- --------- ---------------- ------------


---------------------------------

(1) For the period April 8, 1997 (commencement of operations) through March 31, 1998. (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.


                                     GLOBAL
                                  FIXED INCOME
                                      FUND
                                    YEAR      YEAR       YEAR ENDED YEAR      YEAR ENDED
                                   ENDED      ENDED       MARCH 31, ENDED      MARCH 31,
                                  MARCH 31    MARCH 31,     1998    MARCH 31,    1996
                                    2000         1999                  1997
------------------------------ -------------- ---------- ---------- --------- ---------- ----------
SELECTED PER SHARE DATA
Net Asset Value,                                 $9.85    $10.08     $10.62     $10.64
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                          0.38      0.43       0.56       0.78
   Net realized and                               0.58      0.02      (0.40)     (0.16)
unrealized
     gains (losses)
     on investments...
------------------------------ -------------- ---------- ---------- --------- ---------- ----------

Total Income (Loss) from                          0.96      0.45       0.16       0.62
Investment Operations.
------------------------------ -------------- ---------- ---------- --------- ---------- ----------

Less Distributions Paid:
   From net investment                           (0.32)    (0.59)     (0.58)     (0.62)
     income...........
   From net realized gains                       (0.07)    (0.09)     (0.11)     (0.02)
   In excess of net                              --         --         --        --
    investment income.
   In excess of net                             (0.04)      --        (0.01)     --
    realized gains....
------------------------------ -------------- ---------- ---------- --------- ---------- ----------

Total Distributions Paid                         (0.43)    (0.68)     (0.70)     (0.64)
------------------------------ -------------- ---------- ---------- --------- ---------- ----------

Net Asset Value,                                $10.38     $9.85     $10.08     $10.62
  End of Period.......
------------------------------ -------------- ---------- ---------- --------- ---------- ----------

Total Return(1).......                            9.68%     4.61%      1.39%      5.84%
Supplemental Data and Ratios:
Net assets, in thousands,                       $14,285   $13,675    $16,426    $15,665
   end of period......
Ratio to average net assets of (2):
Expenses, net of waivers                          1.15%     1.15%      1.15%      1.15%
   and reimbursements.
Expenses, before waivers                          1.96%     1.87%      1.96%      2.00%
   and reimbursements.
Net investment income,                            4.69%     4.98%      5.49%      5.75%
   net of waivers and
   reimbursements.....
Net investment income,                            3.88%     4.26%      4.68%      4.90%
   before waivers and
   reimbursements.....
Portfolio Turnover                               16.49%    30.26%     37.76%     52.05%
   Rate...............
------------------------------ -------------- ---------- ---------- --------- ---------- ----------


---------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.


                                        HIGH YIELD                    HIGH YIELD
                                         MUNICIPAL                   FIXED INCOME
                                            FUND                          FUND
                                    YEAR         YEAR ENDED       YEAR         YEAR ENDED
                                    ENDED        MARCH 31,        ENDED        MARCH 31,
                                  MARCH 31        1999(1)       MARCH 31        1999(1)
                                    2000                          2000
------------------------------ --------------- ------------- --------------- -------------
SELECTED PER SHARE DATA
Net Asset Value,                                  $10.00                        $10.00
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income                           0.05                          0.11
   Net realized and                                 --                           0.08
unrealized
     gains (losses)
     on investments...
------------------------------ --------------- ------------- --------------- -------------

Total Income (Loss) from                           0.05                          0.19
Investment Operations.
------------------------------ --------------- ------------- --------------- -------------

Less Distributions Paid:
   From net investment                            (0.04)                        (0.09)
     income...........
   From net realized gains                          --                            --
   In excess of net                                 --                            --
    investment income.
   In excess of net                                 --                            --
    realized gains....
------------------------------ --------------- ------------- --------------- -------------
                                                  (0.04)                        (0.09)
Total Distributions Paid
------------------------------ --------------- ------------- --------------- -------------
                                                 $10.01                        $10.10
Net Asset Value,
  End of Period.......
------------------------------ --------------- ------------- --------------- -------------
                                                  0.57%                         2.06%
Total Return(2).......
Supplemental Data and Ratios:
Net assets, in thousands,                        $10,033                       $40,864
   end of period......
Ratio to average net assets of (3):
Expenses, net of waivers                          0.85%                         0.90%
   and reimbursements.
Expenses, before waivers                          5.60%                         2.18%
   and reimbursements.
Net investment income,                            2.92%                         6.78%
   net of waivers and
   reimbursements.....
Net investment income (loss),                    (1.83)%                        5.50%
   before waivers and
   reimbursements.....
Portfolio Turnover                                0.00%                         0.00%
   Rate...............
------------------------------ --------------- ------------- --------------- -------------


---------------------------------

(1) Commenced investment operations after the close of business on December 31, 1998.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.



                               SHORT-INTERMEDIATE
                               U.S. GOVERNMENT                    CALIFORNIA
                                    FUND                         INTERMEDIATE                        ARIZONA
                                                                  TAX-EXEMPT                       TAX-EXEMPT
                                                                     FUND                             FUND
------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                    YEAR                             YEAR                             YEAR
                                    ENDED                            ENDED                            ENDED
                                  MARCH 31                         MARCH 31                         MARCH 31
                                   2000(1)                          2000(1)                          2000(1)
------------------------------ --------------- ---------------- --------------- ---------------- ---------------
SELECTED PER SHARE DATA
Net Asset Value,
   Beginning of Period..

Income (Loss) from
  Investment Operations:
   Net investment income
   Net realized and
unrealized
     gains (losses)
     on investments...
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

Total Income (Loss) from
Investment Operations.
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

Less Distributions Paid:
   From net investment
     income...........
   From net realized gains
   In excess of net
    investment income.
   In excess of net
    realized gains....
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

Total Distributions Paid
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

Net Asset Value,
  End of Period.......
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

Total Return(2).......
Supplemental Data and Ratios:
Net assets, in thousands,
   end of period......
Ratio to average net assets
of (3):
Expenses, net of waivers
   and reimbursements.
Expenses, before waivers and reimbursements.
Net investment income, net of waivers and reimbursements.....
Net investment income (loss), before waivers and reimbursements.....
Portfolio Turnover
   Rate...............
------------------------------ --------------- ---------------- --------------- ---------------- ---------------

---------------------------------

(1) For the period October 1, 1999 (commencement of operations) through March 31, 2000. (2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.

                                                      - Page 80 -




For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.

To obtain other information and for shareholder inquiries:
By telephone - Call (800) 595-9111
By mail -  Northern Funds
           P.O. Box  75986
           Chicago, IL  60675-5986
On the Internet - Text-only versions of the Funds' documents are available online and may be downloaded from:

               The SEC's website at http://www.sec.gov. Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                                     [LOGO]

811-8236


                                                     Page 1
Northern Money Market Funds

           Money Market Fund
           U.S. Government Money Market Fund
           U.S. Government Select Money Market Fund
           Tax-Exempt Money Market Fund
           Municipal Money Market Fund
           California Municipal Money Market Fund

   Prospectus dated July 31, 2000

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The California Municipal Money Market Fund is not available in certain states. Please call (800) 595-9111 to determine the availability in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                       Page 3
Table of Contents

------------------------------------------------------ ---------------------------------------------------------
                                                                                                           Page
   OVERVIEW                                            Introduction                                         [
                                                       ]
RISK/RETURN SUMMARY
Information    about   the   objectives,    principal  Funds
strategies and risk characteristics of each Fund.            Money Market Fund                               [
                                                            ]
                                                             U.S. Government Money Market Fund               [
                                                            ]
                                                             U.S. Government Select Money Market Fund        [
                                                            ]
                                                             Tax-Exempt Money Market Fund           [ ]
                                                             Municipal Money Market Fund                     [
                                                            ]
                                                             California Municipal Money Market Fund         [
                                                            ]
                                                       ---------------------------------------------
                                                       Principal Investment Risks                           [
                                                       ]
                                                       ---------------------------------------------
                                                       Fund Performance
                                                             Money Market Fund                              [
                                                            ]
                                                             U.S. Government Money Market Fund              [
                                                            ]
                                                             U.S. Government Select Money Market Fund       [
                                                            ]
                                                             Municipal Money Market Fund                    [
                                                            ]
                                                             California Municipal Money Market Fund         [
                                                            ]
                                                       ---------------------------------------------
                                                       Fund Fees and Expenses                               [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
MANAGEMENT OF THE FUNDS                                Investment Adviser                                   [
Details that apply to the Funds as a group.            ]
                                                       ---------------------------------------------
                                                       Advisory Fees                                        [
                                                       ]
                                                       ---------------------------------------------
                                                       Fund Management and Other Services                   [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
ABOUT YOUR ACCOUNT                                     Purchasing and Selling Shares                        [
How to open, maintain and close an account.            ]
                                                       o    Purchasing Shares                               [
                                                       ]
                                                             Opening an Account                             [
                                                       ]
                                                       o    Selling Shares                                  [
                                                       ]
                                                       ---------------------------------------------
                                                       Account Policies and Other Information               [
                                                       ]
                                                             Calculating Share Price                        [
                                                            ]
                                                             Timing of Purchase Requests                    [
                                                            ]
                                                       o    Social Security/Tax Identification
                                                                Number                                      [
                                                       ]
                                                       o    In-Kind Purchases and Redemptions               [
                                                       ]
                                                       o    Miscellaneous Purchase Information              [
                                                       ]
                                                       o    Timing of Redemption and Exchange
                                                              Requests                                      [
                                                       ]
                                                             Payment of Redemption Proceeds                 [
                                                            ]
                                                       o    Miscellaneous Redemption Information            [
                                                       ]
                                                       o    Exchange Privileges                             [
                                                       ]
                                                       o    Telephone Transactions                          [
                                                       ]
                                                             Making Changes to Your Account
                                                              Information                                   [
                                                       ]
                                                       o    Signature Guarantees                            [
                                                            ]
                                                       o    Business Day                                    [
                                                       ]
                                                       o    Early Closings                                  [
                                                       ]
                                                       o    Authorized Intermediaries                       [
                                                       ]
                                                       o    Service Organizations                           [
                                                       ]
                                                       o    Shareholder Communications                      [
                                                       ]
                                                       ---------------------------------------------
                                                       Dividends and Distributions                          [
                                                       ]
                                                       ---------------------------------------------
                                                       Tax Considerations                                   [
                                                       ]
                                                       ---------------------------------------------
                                                       Tax Table                                            [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND FINANCIAL            Risks, Securities and Techniques
INFORMATION                                            o    Additional Information on Principal
                                                       Investment Strategies and Related Risks              [
                                                       ]

                                                       o    Additional Descriptions of Securities and
                                                       Common Investment Techniques                         [
                                                       ]

                                                       ---------------------------------------------------------
                              Financial Information
                                                       o    Financial Highlights                            [
                                                       ]

------------------------------------------------------ ---------------------------------------------------------
FOR MORE INFORMATION                                   Annual/Semiannual Report
                                                       [  ]
                                                       ---------------------------------------------
                                                       Statement of Additional Information
                                                       [  ]

------------------------------------------------------ ---------------------------------------------------------


                               RISK/RETURN SUMMARY
                                     Page 20
                                                                 OVERVIEW

Introduction

Northern Funds (the "Trust") is a family of no-load mutual funds that offers a selection of funds to investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program. This Prospectus describes the Trust's six money market funds (the "Funds"). The Trust's twelve fixed income and fourteen equity funds are described in separate Prospectuses.

The Funds seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Funds:

Limits its dollar-weighted average portfolio maturity to 90 days or less; Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Fund limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by The Northern Trust Company ("Northern") under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities in which the Funds invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Fund will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the California Municipal Money Market Fund may invest up to 25% of its total assets in fewer than 5 issuers, and the other Funds may invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

In addition to the instruments described on the pages below, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page [ ] of this Prospectus and the Statement of Additional Information.

Money Market Fund

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

      U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

      U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

      High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

      Corporate bonds, notes, paper and other instruments that are of high-quality;

      Asset-backed securities;

      Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and custodial receipts with respect thereto;

      U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

      Repurchase agreements relating to the above instruments; and

      Municipal securities issued or guaranteed by state or local governmental bodies.

Risks. These primary investment risks apply to the Fund: stable NAV, interest rate, credit, prepayment, debt extension, counterparty failure and guarantor risks. See page [ ] for these risks and other primary investment risks common to all Funds.

U.S. Government Money Market Fund

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.


Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks its objective by investing at least 65% of its total assets in:

               Securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and Repurchase agreements relating to such securities.

Subject to the foregoing policy, the Fund may also invest up to 35% of its total assets in custodial receipts (such as TIGRs and CATS) representing interests in
U.S. government  securities.         Risks. These primary investment risks apply
to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page [ ] for these risks and other primary investment risks common to all Funds.

U.S. Government Select Money Market Fund

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.


Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks its objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund will seek to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Bank Funding Corp.

When appropriate securities that are exempt from state taxes are unavailable, the Fund may also invest in non-exempt U.S. government securities and cash equivalents including money market funds and time deposits with a maturity of three months or less, and may hold uninvested cash. Risks. These primary investment risks apply to the Fund: stable NAV, interest rate, prepayment (or call), debt extension, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page [ ] for these risks and other primary investment risks common to all Funds.

Tax-Exempt Money Market Fund

Investment Objective

The Fund seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax ("municipal instruments"). The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

           Fixed, variable and floating rate notes and bonds;

           Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

           Tax-exempt commercial paper;

           Municipal bonds, notes, paper or other instruments; and

           Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal instruments. Interest earned by the Fund on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to Federal tax.




     During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Money Market Fund. During temporary defensive periods the Fund may not achieve its investment objective.

Risks. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, guarantor (or credit enhancement), management, liquidity, project/industrial development bond and tax risks. See page [ ] for these risks and primary investment risks common to all Funds.

Municipal Money Market Fund

Investment Objective

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax by investing primarily in municipal instruments.


Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular Federal income tax ("municipal instruments"). The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

          Fixed, variable and floating rate notes and bonds;

          Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

          Tax-exempt commercial paper;

          Municipal bonds, notes, paper or other instruments; and

          Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.


Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal instruments. During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Money Market Fund. During temporary defensive periods the Fund may not achieve its investment objective.

The Fund is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax. Risks. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, guarantor (or credit enhancement), management, liquidity, project/industrial development bond and tax risks. See page [ ] for these risks and other primary investment risks common to all Funds.

California Municipal Money Market Fund

Investment Objective

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax and California state personal income tax.


Principal Investment Strategies and Risks

Investment Strategies. The Fund seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from regular Federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. These instruments may include:

          Fixed, variable and floating rate notes and bonds;

          Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

          Tax-exempt commercial paper;

          Municipal bonds, notes, paper or other instruments; and

          Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.
    Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal instruments and at least 65% of the Fund's total assets will be invested in instruments the interest on which is exempt from California state personal income tax ("California municipal instruments"). During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments will consist exclusively of those instruments that may be purchased by the Money Market Fund. During temporary defensive periods the Fund may not achieve its investment
objective.       The Fund is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to Federal tax.

The Fund is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may potentially invest, subject to SEC regulations, more of its assets in fewer issuers than "diversified" mutual funds.

Risks. These primary investment risks apply to the Fund: stable NAV, interest rate, credit (or default), prepayment (or call), debt extension, guarantor (or credit enhancement), management, liquidity, California-specific, project/industrial development bond, and tax and non-diversification risks. See page [ ] for these risks and other primary investment risks common to all Funds.

Principal Investment Risks

All investments carry some degree of risk which will affect the value of a Fund's investments and its investment performance.

An investment in each of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The following summarizes the principal risks that apply to the Funds.

Risks that apply to all Funds

      Stable NAV risk is the risk that a Fund will not be able to maintain a net asset value per share of $1.00 at all times.

      Interest rate risk is the risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the market value of its securities) will tend to be higher.

      Credit (or default) risk is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. High quality and investment grade securities are generally believed to have a relatively low degree of credit risk.

      Prepayment (or call) risk is the risk that asset-backed securities may be more rapidly repaid than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying obligations. During periods of declining interest rates, prepayment of obligations underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

      Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

      Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements by such bank or institution to decline in value.

      Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

      Liquidity risk is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Risks that apply primarily to the Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds

      Project/Industrial development bond risk is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

      Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

Risks that apply primarily to the California Municipal Money Market Fund

      California-specific risk is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political or economic factors in California than a Fund that invests more widely. California's economy is largely composed of high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The exposure to these industries leaves California vulnerable to an economic slowdown associated with business cycles. Furthermore, the state budget continues to be under stress from mandated spending on education and the social needs of a growing population. From time to time California and its political subdivisions have encountered financial difficulties.

      Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

More information about the risks of investing in the Funds is provided in "Risks, Securities and Techniques" beginning on page [ ] of this Prospectus. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Fund.

Fund Performance

The bar charts and tables that follow provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund from year to year.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

If expense limitations were not in place, a Fund's performance would have been reduced. The bar chart and performance table have been omitted for the Tax-Exempt Money Market Fund because the Fund had not commenced operations as of the date of this Prospectus.

MONEY MARKET FUND

                                                    [Bar Chart]

                                            Calendar Year Total Return

                                               1995:         5.71%
                                               1996:         5.08%
                                               1997:         5.25%
                                               1998:         5.19%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%


Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] `[  ]               [  ]%
Worst Quarter Return:               Q[ ] `[  ]               [  ]%

         Average Annual Total Return (for the periods ended December 31, 1998)


                                                    1-Year              5-Year              Since Inception
  Money Market Fund (Inception 4/11/94)
                                                    [    ]%             [    ]%             [    ]%

---------------------------------------------------------------------------------


The 7-day yield for the Fund as of December 31, 1999: [ ]%. You may call 1-800-595-9111 to obtain the current 7-day yield.

U.S. GOVERNMENT MONEY MARKET FUND

                                                   [Bar Chart]

                                             Calendar Year Total Return

                                               1995:         5.62%
                                               1996:         4.96%
                                               1997:         5.14%
                                               1998:         5.11%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%


Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] `[  ]             [    ]%
Worst Quarter Return:               Q[ ] `[  ]             [    ]%


         Average Annual Total Return (for the periods ended December 31, 1999)


                                                 1-Year              5-Year              Since Inception
    U.S. Government Money
    Market Fund (Inception 4/11/94)               [    ]%             [    ]%             [    ]%
-------------------------------------------------------------------------


The 7-day yield for the Fund as of December 31, 1999: [ ]%. You may call 1-800-595-9111 to obtain the current 7-day yield.

U.S. GOVERNMENT SELECT MONEY MARKET FUND


                                                 [Bar Chart]

                                            Calendar Year Total Return

                                               1995:         5.75%
                                               1996:         5.09%
                                               1997:         5.21%
                                               1998:         5.03%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] `[  ]             [    ]%
Worst Quarter Return:               Q[ ] `[  ]             [    ]%

   Average Annual Total Return (for the periods ended December 31, 1998)


                                                  1-Year              5-Year              Since Inception
      U.S. Government Select Money
     Market Fund (Inception 12/12/94)              [    ]%             [    ]%             [    ]%




The 7-day yield for the Fund as of December 31, 1999: [ ]%. You may call 1-800-595-9111 to obtain the current 7-day yield.

MUNICIPAL MONEY MARKET FUND

                                                [Bar Chart]

                                             Calendar Year Total Return

                                               1995:         3.64%
                                               1996:         3.18%
                                               1997:         3.27%
                                               1998:         3.09%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] `[  ]             [    ]%
Worst Quarter Return:               Q[ ] `[  ]             [    ]%


 Average Annual Total Return (for the periods ended December 31, 1999)



                                             1-Year              5-Year              Since Inception
Municipal Money Market Fund (Inception
4/11/94)                                      [    ]%             [    ]%             [    ]%




The 7-day yield for the Fund as of December 31, 1999: [ ]%. You may call 1-800-595-9111 to obtain the current 7-day yield.

CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                    [Bar Chart]

                                              Calendar Year Total Return

                                               1995:         3.77%
                                               1996:         3.20%
                                               1997:         3.28%
                                               1998:         2.85%
                                                  1999:[    ]%
   Year to date total return for the three months ended March 31, 2000: [ ]%



Best and Worst Quarterly Performance:
(for the periods ended December 31, 1999)

Best Quarter Return:                Q[ ] `[  ]             [    ]%
Worst Quarter Return:               Q[ ] `[  ]             [    ]%


       Average Annual Total Return (for the periods ended December 31, 1999)


                                                1-Year              5-Year              Since Inception
      California Municipal Money Market Fund
    (Inception 11/29/94)                          [    ]%             [    ]%             [    ]%




The 7-day yield for the Fund as of December 31, 1999: [ ]%. You may call 1-800-595-9111 to obtain the current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that the following information does not reflect any charges which may be imposed by Northern, its affiliates, correspondent banks and other institutions on their customers. For more information, please see "Account Policies and Other Information" on page [ ].

                                                  Shareholder Fees
                                     (fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
Fund                                     Sales charge    Deferred        Sales Charge       Redemption    Exchange
                                         (Load)          Sales Charge    (Load) Imposed      Fees (1)     Fees
                                         Imposed On      (Load)          On Reinvested
                                         Purchases                       Distributions
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
Money Market                             None            None            None             None            None
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
U.S. Government Money Market             None            None            None             None            None
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
U.S. Government Select Money Market      None            None            None             None            None
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
Tax-Exempt Money Market(4)               None            None            None             None            None
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
Municipal Money Market                   None            None            None             None            None
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
---------------------------------------- --------------- --------------- ---------------- --------------- -----------
California Municipal Money Market        None            None            None             None            None

1A fee of $15.00 may be applicable for each wire redemption.

2During the last fiscal year the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under the Trust's
  Distribution and Service Plan.

3These  expenses  include  custodian,   transfer  agency  and  co-administration
  expenses,  proxy costs, if any, as well as other customary Fund Expenses.  The co-administrators  are entitled to a co-administration  fee of 0.15%, of which
  0.09% is currently being waived voluntarily.


                   Annual Fund Operating Expenses
            (expenses that are deducted from fund assets)
---------------------------------------------------------------------- -------
------------------- ----------------- ------------- ------------------ ------
 Management Fees      Distribution       Other        Total Annual
                    (12b-1) Fees(2)   Expenses(3)    Fund Operating
                                                       Expenses(5)
------------------- ----------------- ------------- ------------------ ------
------------------- ----------------- ------------- ------------------ -------
      0.60%              0.00%           0.29%           0.89%
------------------- ----------------- ------------- ------------------ ------
------------------- ----------------- ------------- ------------------ -------
      0.60%              0.00%           0.31%           0.91%
------------------- ----------------- ------------- ------------------ ------
------------------- ----------------- ------------- ------------------ -------
      0.60%              0.00%           0.31%           0.91%
------------------- ----------------- ------------- ------------------ -----
------------------- ----------------- ------------- ------------------ -------
      0.60%              0.00%           0.32%           0.92%
------------------- ----------------- ------------- ------------------ --------
------------------- ----------------- ------------- ------------------ -------
      0.60%              0.00%           0.29%           0.89%
------------------- ----------------- ------------- ------------------ -----
------------------- ----------------- ------------- ------------------ -----
      0.60%              0.00%           0.31%           0.91%

4Since the Tax-Exempt Money Market Fund had not commenced operations as of the date of this Prospectus, "Other Expenses" is based on estimated amounts the Fund expects to pay during the current fiscal year.

5As  a  result  of  voluntary  fee  reductions,   waivers  and   reimbursements,
  "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" which are actually incurred by the Funds are set forth below. The voluntary fee reductions, waivers and reimbursements may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


Fund                                                Management      Distribution       Other      Total Annual Fund
                                                       Fees         (12b-1) Fees      Expenses    Operating Expenses
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
Money Market                                            0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
U.S. Government Money Market                            0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
U.S. Government Select Money Market                     0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
Tax-Exempt Money Market                                 0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
Municipal Money Market                                  0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------
------------------------------------------------- --------------- ----------------- ------------- -------------------
California Municipal Money Market                       0.40%          0.00%            0.15%           0.55%
------------------------------------------------- --------------- ----------------- ------------- -------------------

                                                       Page 21
Example

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------- ------------ ---------- ---------- -----------
Fund                                         One Year     3 Years    5 Years    10 Years
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
Money Market                                    $  91        $284      $493      $1,096
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
U.S. Government Money Market                    $  93        $290      $504      $1,120
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
U.S. Government Select Money Market             $  93        $290      $504      $1,120
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
Tax-Exempt Money Market                         $  94        $295       N/A         N/A
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
Municipal Money Market                          $  91        $284      $493      $1,096
------------------------------------------- ------------ ---------- ---------- -----------
------------------------------------------- ------------ ---------- ---------- -----------
California Municipal Money Market               $  93        $290      $504      $1,120
------------------------------------------- ------------ ---------- ---------- -----------

Investment Adviser

The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Funds. The Investment Adviser is located at 50 S. LaSalle Street, Chicago, IL 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of March 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $33.2 billion in assets, $21.5 billion in deposits and employed over 8,700 persons.

Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.6 trillion of assets as of March 31, 2000, including approximately $323.1 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

Advisory Fees

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Funds, other than the Tax-Exempt Money Market Fund, for the fiscal year ended March 31, 2000.


                                                                  Advisory Fee
                                                  Contractual         Paid
Fund                                                 Rate       for Fiscal Year
                                                                 Ended 3/31/00

Money Market                                         0.60%           0.40%
U.S. Government Money Market                         0.60%           0.40%
U.S. Government Select Money Market                  0.60%           0.40%
Tax-Exempt Money Market                              0.60%            N/A
Municipal Money Market                               0.60%           0.40%
California Municipal Money Market                    0.60%           0.40%

The difference between the contractual advisory fees and the actual advisory fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Other Services

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Fund. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in those capacities are described in the Statement of Additional Information. Northern and PFPC Inc. ("PFPC") act as co-administrators for the Trust. The fees that Northern and PFPC receive for their co-administrative services are described on page [ ] under "Fund Fees and Expenses."

                                                       ABOUT YOUR ACCOUNT
PURCHASING AND SELLING SHARES

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call (800) 595-9111.

As of the date of this Prospectus, shares of the Tax-Exempt Money Market Fund are not being offered. Please call (800) 595-9111 before investing to determine availability.

OPENING AN ACCOUNT

Directly from the Funds. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your  convenience,  there  are a number of ways to  invest  directly  in the
Funds:

     By Mail.
               Read this Prospectus carefully Complete and sign the Purchase Application Enclose a check or money order payable to Northern Funds If you are investing on behalf of a corporation or other entity, your Purchase Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).
               Mail your check, corporate resolution (if needed) and completed Purchase Application to:
                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL 60675-5986
               For overnight delivery use the following address:
                  801 South Canal Street
                  Chicago, Illinois  60607
                  Attn:  Northern Funds
               For subsequent investments:
                  - Enclose your check with the return remittance portion of the confirmation of your previous investment; or - Indicate on your check or a separate piece of paper your name, address and account number

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     By Wire
              To open a new account: Call (800) 595-9111 for instructions Complete a Purchase Application and send it to:
                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL  60675-5986
              To add to an existing  account:  Have your bank wire Federal funds to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)


     By Direct Deposit
              To purchase additional shares:
                   Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH") Have your employer send payments to:
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Fund Account No.)
                  (Reference Shareholder's Name)
                   The minimum periodic investment for direct deposit is $50


By Automatic Investment To open a new account: Complete a Purchase Application, including the Automatic Investment section Send it to: Northern Funds P.O. Box 75986 Chicago, IL 60675-5986 The minimum initial investment is $250; $50 for monthly minimum additions To add to an account: Call (800) 595-9111 to obtain an Automatic Investment Plan Application The minimum for automatic investment additions is $50

If you discontinue participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

     By Directed Reinvestment
         You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Fund. Complete the Distribution Options section on the Purchase Application Reinvestments can only be directed to an existing Trust account (which must meet the minimum investment requirement)

     By Exchange
         You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by the Trust. See "Selling Shares - By Exchange" on page [ ].

Through Northern and Other Institutions

If you have an account with Northern, you may purchase Trust shares through Northern. You may also purchase shares through other institutions (together with Northern, "Service Organizations") that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call (800) 595-9111. Northern or another Service Organization may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

     By Internet
         You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

SELLING SHARES

Redeeming and Exchanging Directly from the Funds

If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern or another Service Organization and you appear on Trust records as the registered holder, you may redeem all or part of your shares using one of the methods described below.


     By Mail
              Send a written request to:
                      Northern Funds
                      P.O. Box 75986
                      Chicago, IL 60675-5986
              The redemption request must include:
                   The number of shares or the dollar amount to be redeemed The Fund account number A signature guarantee is also required if:
                  - The proceeds are to be sent elsewhere than the address of record, or - The redemption amount is greater than $50,000


     By Wire
     If you authorize wire redemptions on your Purchase Application, you can redeem shares and have the proceeds sent by Federal wire transfer to a previously designated account.
               You will be charged $15 for each wire redemption unless the designated account is maintained at Northern or an affiliated bank Call the Transfer Agent at (800) 595-9111 for instructions The minimum amount that may be redeemed by this method is $250

By Check If you authorize the checkwriting privilege on your Purchase Application, you may redeem shares of the Funds by check in amounts of $250 or more. If your account is already open: Call (800) 595-9111 for the appropriate form The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee Dividends are earned until the check clears the Transfer Agent Checks you write will not be returned to you, although copies are available upon request A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of your redemption by check To place a stop payment request, call (800) 595-9111. A $20 fee will be charged to the account You may not use checks to close an account or redeem shares purchased within the past fifteen days

By Systematic Withdrawal If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds. Call
(800) 595-9111 for an application form and additional information The minimum amount is $250 per withdrawal

     By Exchange
     The Trust offers you the ability to exchange shares of one Northern Fund for another Fund in the Northern Funds family.
                   When opening an account, complete the Exchange Privilege section of the Purchase Application or, if your account is already opened, send a written request to:
                  Northern Funds
                  P.O. Box 75986
                  Chicago, IL 60675-5986
                   Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange) Call (800) 595-9111 for more information

     By Telephone
     If you authorize the telephone privilege on your Purchase Application, you may redeem Trust shares by phone. If your account is already opened, send a written request to:
              Northern Funds
              P.O. Box 75986
              Chicago, IL 60675-5986
               The request must be signed by each owner of the account and must be accompanied by signature guarantees Call (800) 595-9111 to use the telephone privilege During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on page [ ] under "Selling Shares -- By Mail"

     By Internet
     You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northerntrust.com/privatepassport or contact your relationship manager.

Redeeming and Exchanging Through Northern and Other Institutions

If you purchased your Trust shares through an account at Northern or another Service Organization, you may redeem or exchange your shares according to the instructions pertaining to that account.
               Although  the Trust  imposes no  charges  when you  redeem,  when shares are purchased through Northern or another Service Organization, a fee may be charged by those institutions for providing services in connection with your account
               Contact your account representative at Northern or other Service Organization for more information about redemptions or exchanges


Account Policies and Other Information

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m., Chicago time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

The Funds seek to maintain an NAV of $1.00 per share by valuing the obligations held by the Funds at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price provided that either:
               The order is in proper form as described  under  "Purchasing  and
              Selling Shares" and payment in immediately available funds has been received by the Transfer Agent;
               The order is placed by  Northern  or a Service  Organization  and payment in Federal or other immediately available funds is to be made by the close of the same Business Day; or
               The order is accepted by an authorized  intermediary  and payment in Federal or other immediately available funds is to be made by the close of the same Business Day in accordance with procedures acceptable to the Trust.

Orders received by the Transfer Agent that are accompanied by payment in any form other than immediately available funds will not be executed until payment is converted to Federal funds, which normally occurs within two Business Days after receipt.

Social Security/Tax Identification Number. Federal regulations require you to provide a Social Security or other certified taxpayer identification number when you open or reopen an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, the number must be provided and certified within 60 days of the date of the Purchase Application.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.
|X| You will be responsible for all losses and expenses of a Fund in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Funds and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

      You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our website at www.northerntrust.com/privatepassport or contact your relationship manager.

      The Trust reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

      In certain circumstances, The Trust may advance the time by which purchase orders must be received. See "Early Closings" on page [ ].

      The Trust may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, calling (800) 595-9111 or sending an e-mail to: northernfunds@execpc.com.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 1:00 p.m., Chicago time, will be executed on the same day. The redemption or exchange will be effected at that day's closing share price.

Good order means that the request must include the following information:

The account number and Fund name The amount of the transaction, in dollar amount or number of shares The signature of all account owners exactly as they are registered on the account (except for online, telephone and wire redemptions) Required signature guarantees, if applicable Other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call (800) 595-9111 for more information about documentation that may be required of these entities

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page [ ].

Payment of Redemption Proceeds. If a redemption request is received by the Transfer Agent in good order by 1:00 p.m., Chicago time, on a Business Day, the proceeds will normally be sent on the next Business Day, unless payment in immediately available funds on the same Business Day is requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared and collected. This may take up to fifteen days from the purchase date.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed Purchase Application.

      The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Fund and its shareholders.

      The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      The Trust reserves the right, on 60 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

      You may initiate transactions between Northern banking and Trust accounts by using Northern Trust Private Passport. For additional details, please visit our web site at www.northerntrust.com/privatepassport or contact your relationship manager.

      The Trust reserves the right to change or discontinue any of its redemption procedures.

      The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

Exchange Privileges. You may exchange shares of one Northern Fund for another only if the registration of both accounts is identical. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right, at any time without prior notice to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. The Trust may also modify or terminate the exchange privilege with respect to any or all shareholders, and may reject any exchange request.

Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Signature Guarantees. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption
request or other  factors.       Business  Day. A "Business  Day" is each Monday
through Friday when Northern or the New York Stock Exchange (the "Exchange") is open for business. In 2000 the Funds will be closed on the following holidays:
New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'  Day,  Memorial Day,
Independence  Day,  Labor  Day,  Thanksgiving  and  Christmas  Day.        Early
Closings. The Trust reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized   Intermediaries.   The  Trust  may   authorize   certain   financial
intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These financial intermediaries may also designate other intermediaries to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Fund's per share NAV next determined.

Service Organizations. The Trust may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial institutions, including Northern, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services may include:

support services such as assisting investors in processing purchase, exchange and redemption requests;

      processing dividend and distribution payments from the Funds;

providing information to customers showing their positions in the Funds; and

      providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In  addition,  Service  Organizations  may  provide  assistance,   such  as  the
forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds. In addition, Northern may provide compensation to certain dealers and other financial intermediaries who provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This additional compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Service Organizations may also charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organizations with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Trust.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Service Organizations investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at (800) 595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northernfunds@execpc.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

Dividends and Distributions

Dividends and capital gain distributions of each Fund are automatically reinvested in additional shares of the same Fund without any sales charge or additional purchase price amount.

You may,  however,  elect to have  dividends or capital gain  distributions  (or both) paid in cash or reinvested in shares of another Northern Fund at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Northern Fund, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions may only be reinvested in a Northern Fund in which you maintain an account.

Each Fund's net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust's fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Trust by the time designated on page [ ] under "Purchasing Shares." Otherwise, shares begin earning dividends on the day payment in Federal or other immediately available funds is received.


Tax Considerations

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds. The Municipal Money Market and California Municipal Money Market Funds (the "Municipal Funds") and the Tax-Exempt Money Market Fund expect to pay "exempt-interest dividends" that are generally exempt from regular Federal income tax. However, a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Fund may be, and a portion of the dividends paid by the Municipal Funds generally will be, an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

The California Municipal Money Market Fund expects to pay dividends that are generally exempt from California personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on California municipal instruments, or on certain Federal obligations. In addition, dividends paid by this Fund will be subject to state franchise and corporate income taxes, if applicable.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds or the Tax-Exempt Money Market Fund generally will not be deductible for Federal income tax purposes.

Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

Tax Table

         You may find it particularly useful to compare the tax-free yields of the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

         The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.

------------------------------------------- ----------- --------- ---------

                                            Federal
                                            Marginal
              Taxable Income                Tax Rate
------------------------------------------- -----------
------------------------------------------- -----------

                                                                            Tax-Exempt Yields
                                                         2.00%    3.00%     4.00%     5.00%     6.00%       7.00%     8.00%
------------------------------------------- ----------- -------- ----------------------------------------- --------- ---------
---------------------- -------------------- ----------- ----------------------------------------------------------------------
    Single Return         Joint Return                                        Equivalent Taxable Yields
---------------------- -------------------- ----------- ----------------------------------------------------------------------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$      0      -     $  $     0     -     $  15%         2.35%    3.53%     4.71%     5.88%     7.06%        8.24%     9.41%
25,750                 43,050
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$  25,751 - $  62,450  $ 43,051 - $104,050  28%         2.78%    4.17%     5.56%     6.94%     8.33%        9.72%   11.11%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$  62,451 - $130,250   $104,051 - $158,550  31%         2.90%    4.35%     5.80%     7.25%     8.70%      10.14%    11.59%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
$130,251 - $283,150    $158,551 - $283,150  36%         3.13%    4.69%     6.25%     7.81%     9.38%      10.94%    12.50%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------
Over $283,151          Over $283,151        39.8%       3.31%    4.97%     6.62%     8.28%     9.93%      11.59%    13.25%
---------------------- -------------------- ----------- -------- --------- --------- --------- ---------- --------- ----------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2000 Federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California state personal income tax or any other state tax.


  RISKS, SECURITIES,
TECHNIQUES AND FINANCIAL INFORMATION
Risks, Securities and Techniques

ADDITIONAL INFORMATION ON FUND STRATEGIES, RISKS,
SECURITIES AND TECHNIQUES

This section takes a closer look at some of the Funds' principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. You should note that a Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

California Municipal Instruments. The investments of the California Municipal Money Market Fund in California municipal instruments raise special considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers of California municipal instruments to meet their obligations.

         Investment strategy. Under normal market conditions, at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in California municipal instruments. Consequently, the Fund is more susceptible to factors adversely affecting issuers of California municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

         Special Risks. The California Municipal Money Market Fund's investments will be affected by political and economic developments within the
         State of California (the "State"), and by the financial condition of the State, its public authorities and political subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has been returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal instruments. Also, the ultimate fiscal effect of Federally-mandated reform of welfare programs on the State and its local governments is still to be resolved. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal instruments.

         In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a Nationally Recognized Statistical Rating Organization, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

A more detailed description of special factors affecting investments in California municipal instruments is provided in the Statement of Additional Information.

Foreign Investments. The Money Market Fund may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers.

Investment strategy. Investments by the Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund's total assets measured at the time of purchase.

         Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

         Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

ADDITIONAL DESCRIPTIONS OF SECURITIES AND
COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.

         Investment strategy. The Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may only purchase asset-backed securities (such as mortgage-backed securities) that are guaranteed by the U.S. government, its agencies or instrumentalities.

         Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Funds can borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

         Investment strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

         Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

         Investment strategy. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest a portion of their total assets in custodial receipts. Investments by the U.S. Government Money Market Fund in custodial receipts will not exceed 35% of the value of the Fund's total assets.

         Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. The Funds may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

         Investment strategy. A Fund will invest in derivatives only if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile.

         Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

         Investment strategy. Each Fund may invest up to 10% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists.

         Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

         Investment Strategy. The Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

         Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs does not currently exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds.

         Investment strategy. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

         Special risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Fund.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.

Each of the Municipal Funds and the Tax-Exempt Money Market Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

         Investment strategy. Although it is not their current policy to do so on a regular basis, in connection with their investments in municipal instruments, the Municipal Funds and the Tax-Exempt Money Market Fund may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, these Funds do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

         The   California   Municipal   Money  Market  Fund  expects  to  invest
         principally in California municipal instruments. The Municipal Money Market Fund and Tax-Exempt Money Market Fund may also invest more than 25% of the value of their respective total assets in municipal instruments whose issuers are in the same state.

         Funds in addition to the Municipal Funds and the Tax-Exempt Money Market Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds other than the Municipal Funds and Tax-Exempt Money Market Fund on such investments will be taxable to shareholders.

         Special risks. Municipal instruments purchased by the Municipal Funds and the Tax-Exempt Money Market Fund may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Risks relating to foreign banks, insurance companies and financial institutions are described on page [ ] under "Foreign Investments."

         In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         Investment strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

         Special risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

Securities Lending. In order to generate additional income, the Funds may lend securities on a short-term basis to banks, brokers-dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

         Investment strategy. Securities lending may represent no more than one-third the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-quality debt obligations.

         Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment strategy. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

         Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in prepayments could depress the price of certain stripped securities and adversely affect a Fund's investment performance.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         Investment strategy. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         Special risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

         Investment strategy. The Tax-Exempt, Money Market, Municipal Money Market and California Municipal Money Market Funds may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

         Special risks. Dividends paid by the Tax-Exempt, Money Market, Municipal Money Market and California Municipal Money Market Funds that are derived from interest paid on taxable investments will generally be taxable to each Fund's shareholders as ordinary income for Federal income tax purposes. The Tax-Exempt, Money Market, Municipal Money Market and California Municipal Money Market Funds each may not achieve its investment objective when its assets are invested in taxable obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.
         Investment strategy. Each Fund may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund. The Funds may invest in variable amount master demand notes.
         Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

         Investment strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds would generally purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

         Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Northern is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

                                                      Page 40
            Financial Information

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years or periods ended on or before March 31, 2000 has been audited by [ ], whose report is included in the Funds' annual report along with the Funds' financial statements.

FINANCIAL HIGHLIGHTS
Money Market Funds

                                                                                                     U.S. GOVERNMENT
                                                     MONEY MARKET                                `       MONEY MARKET
                           FUND                                                                              FUND

                               YEAR     YEAR       YEAR ENDEDYEAR ENDED YEAR ENDED YEAR    YEAR ENDEDYEAR ENDEDYEAR ENDED YEAR ENDED
                               ENDED    ENDED      MARCH 31,  MARCH 31, MARCH 31,  ENDED    MARCH 31, MARCH 31, MARCH 31, MARCH 31,
                             MARCH 31,  MARCH 31,     1998      1997       1996   MARCH 31,    1999      1998      1997       1996
                               2000        1999                                     2000
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value,                           $1.00    $1.00      $1.00      $1.00                  $1.00    $1.00     $1.00     $1.00
   Beginning of Period

Income From
  Investment Operations:
   Net investment                           0.05     0.05       0.05       0.05                   0.05     0.05      0.05      0.05
     income...........
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions Paid:
   From net investment                     (0.05)   (0.05)     (0.05)     (0.05)                 (0.05)   (0.05)    (0.05)    (0.05)
     income...........
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value,                           $1.00    $1.00      $1.00      $1.00                  $1.00    $1.00     $1.00     $1.00
  End of Period.......
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(1).......                      5.04%    5.31%      5.05%      5.57%                4.94%    5.22%     4.93%     5.46%
Supplemental Data and
Ratios:
Net assets, in thousands,               $4,886,098$3,296,030 $1,607,187$1,061,813            $469,866  $417,042  $314,259  $207,105
   end of period......
Ratio to average net
assets of:(2)
Expenses, net of                            0.55%    0.55%      0.55%      0.49%               0.55%    0.55%     0.55%      0.49%
   waivers and
   reimbursements.....
Expenses, before                            0.89%    0.90%      0.90%      0.91%                0.91%    0.93%     0.96%      0.94%
   waivers and
   reimbursements.....
Net investment income,                      4.91%    5.19%      4.94%      5.42%                 4.82%    5.10%     4.82%     5.33%
   net of waivers and
   reimbursements.....
Net investment income,                      4.57%    4.84%      4.59%      5.00%                 4.46%    4.72%     4.41%     4.88%
   before waivers and
   reimbursements.....
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year. (2) Annualized for periods less than a full year.



                                 U.S. GOVERNMENT
                               SELECT MONEY MARKET
                                      FUND



                                                YEAR      YEAR ENDED YEAR ENDED YEAR      YEAR ENDED
                                                ENDED     MARCH 31,   MARCH 31, ENDED      MARCH 31,
                                              MARCH 31,      1999       1998    MARCH 31,    1996
                                                2000                               1997
               ---------------------------- ------------ ----------- ---------- --------- ----------
               SELECTED PER SHARE DATA
               Net Asset Value,                            $1.00       $1.00      $1.00     $1.00
                  Beginning of Period

               Income From
                 Investment Operations:
                  Net investment                            0.05        0.05       0.05      0.05
                    income...........
               ---------------------------- ------------ ----------- ---------- --------- ----------

               Less Distributions Paid:
                  From net investment                      (0.05)      (0.05)     (0.05)    (0.05)
                    income...........
               ---------------------------- ------------ ----------- ---------- --------- ----------

               Net Asset Value,                            $1.00       $1.00      $1.00     $1.00
                 End of Period.......
               ---------------------------- ------------ ----------- ---------- --------- ----------

               Total Return(1).......                       4.87%       5.24%      5.07%     5.55%

               Supplemental Data and
               Ratios:
               Net assets, in thousands,                 $416,527    $306,425   $168,128  $85,400
                  end of period......
               Ratio to average net
               assets of:(2)
               Expenses, net of                             0.85%       0.46%      0.40%     0.33%
                  waivers and
                  reimbursements.....
               Expenses, before                             0.91%       0.93%      0.97%     1.00%
                  waivers and
                  reimbursements.....
               Net investment income,                       4.73%       5.13%      4.95%     5.43%
                  net of waivers and
                  reimbursements.....
               Net investment income,                       4.37%       4.66%      4.38%     4.76%
                  before waivers and
                  reimbursements.....
               ---------------------------- ------------ ----------- ---------- --------- ----------

              (1) Assumes  investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
              (2) Annualized for periods less than a full year.


Money Market Funds

                                                   MUNICIPAL                                          CALIFORNIA
                                                 MONEY MARKET                                            MUNICIPAL
                                                     FUND                                              MONEY MARKET
                                                                                                           FUND


                                YEAR      YEAR       YEAR ENDED YEAR      YEAR         YEAR    YEAR      YEAR      YEAR     YEAR
                                ENDED     ENDED       MARCH 31, ENDED     ENDED        ENDED    ENDED     ENDED     ENDED    ENDED
                              MARCH 31,   MARCH 31,     1998    MARCH 31, MARCH 31,MARCH 31,  MARCH 31, MARCH 31, MARCH    MARCH 31,
                                2000         1999                  1997      1996    2000       1999      1998   31, 1997    1996
--------------------------- ------------- ---------- ---------- --------- --------- ----------- ----------- --------- --------- ---
SELECTED PER SHARE DATA
Net Asset Value,                             $1.00     $1.00      $1.00      $1.00                $1.00    $1.00     $1.00    $1.00
   Beginning of Period

Income From
  Investment Operations:
   Net investment                             0.03      0.03       0.03       0.03                 0.03     0.03      0.03     0.04
     Income...........
--------------------------- ------------- ---------- ---------- --------- --------- ----------- ----------- --------- --------- --

Less Distributions Paid:
   From net investment                       (0.03)    (0.03)     (0.03)     (0.03)              (0.03)   (0.03)    (0.03)   (0.04)
     Income...........
--------------------------- ------------- ---------- ---------- --------- --------- ----------- ----------- -- --------- ----------

Net Asset Value,                             $1.00     $1.00      $1.00      $1.00                $1.00    $1.00     $1.00    $1.00
  End of Period.......
--------------------------- ------------- ---------- ---------- --------- --------- ----------- ----------- ----------- ----------

Total Return(1).......                        2.98%     3.27%      3.14%      3.54%               2.75%    3.20%     3.19%    3.63%

Supplemental Data and Ratios:
Net assets, in thousands,                 $2,384,030 $1,814,343 $1,420,041$1,102,789          $363,050  $224,843  $200,989 $165,087
   end of period......
Ratio to average net assets
of:(2)
Expenses, net of waivers                      0.55%     0.55%      0.55%      0.49%               0.55%    0.49%     0.45%    0.39%
   and reimbursements.
Expenses, before waivers                      0.89%     0.89%      0.90%      0.91%               0.91%    0.94%     0.94%    0.94%
   and reimbursements.
Net investment income,                        2.90%     3.20%      3.08%      3.46%               2.68%    3.14%     3.13%    3.55%
   net of waivers and
   reimbursements.....
Net investment income,                        2.56%     2.86%      2.73%      3.04%               2.32%    2.69%     2.64%    3.00%
   before waivers and
   reimbursements.....
--------------------------- ------------- ---------- ---------- --------- --------- ----------- ----------- ------------ ---------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than a full year.


                                                    FOR MORE INFORMATION
                                                       Page 44



For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds' annual and semiannual reports, and the SAI, are available free upon request by calling The Northern Funds Center at (800) 595-9111.

To obtain other information and for shareholder inquiries:
By telephone - Call (800) 595-9111
By mail -  Northern Funds
           P.O. Box  75986
           Chicago, IL  60675-5986
On the Internet - Text-only versions of the Funds' documents are available online and may be downloaded from:

               The SEC's website at http://www.sec.gov. Northern Funds' website at http://www.northernfunds.com.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                                     [LOGO]

811-8236




                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION


                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                                FIXED INCOME FUND
                                 TAX-EXEMPT FUND
                             ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                  GLOBAL FIXED INCOME FUND (previously known as
                       "International Fixed Income Fund")
                            HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND
                               INCOME EQUITY FUND
                                STOCK INDEX FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
          BLUE CHIP 20 FUND (previously known as "MarketCommand Fund")
                               MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
           SMALL CAP VALUE FUND (previously known as "Small Cap Fund")
                              SMALL CAP GROWTH FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                 TECHNOLOGY FUND
                             [LARGE CAP VALUE FUND]

                                 NORTHERN FUNDS
                                  (the "Trust")


         This Statement of Additional Information dated July 31, 2000 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated July 31, 2000, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund
(collectively, the "Money Market Funds"), U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, Global Fixed Income Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund, Technology Fund and [Large Cap Value Fund] (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge from the Northern Trust (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1-800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

     The audited financial statements and related report of ____________, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2000 (except for Blue Chip 20 Fund, Tax-Exempt Money Market Fund and [Large Cap Value Fund], which did not commence operations during the period), are incorporated herein by reference in the section entitled "Financial Statements." No other part of the annual report is incorporated by reference herein. Copies of the annual report may be obtained, upon request and without charge by calling 1-800-595-9111 (toll free).

                                                     ----------

         No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectuses do not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

         An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                      INDEX


                                                                                                                       Page

ADDITIONAL INVESTMENT INFORMATION..................................................................................
         Classification and History................................................................................
         Investment Objectives and Policies........................................................................
         Special Risk Factors and Considerations Relating to California Municipal Instruments,
                  Florida Municipal Instruments and Arizona Municipal Instruments..................................
         California Municipal Instruments..........................................................................
         Florida Municipal Instruments.............................................................................
         Arizona Municipal Instruments.............................................................................
         Investment Restrictions...................................................................................

ADDITIONAL TRUST INFORMATION.......................................................................................
         Trustees and Officers.....................................................................................
         Investment Adviser, Transfer Agent and Custodian..........................................................
         Co-Administrators and Distributor.........................................................................
         Service Organizations.....................................................................................
         Counsel and Auditors......................................................................................
         In-Kind Purchases and Redemptions.........................................................................
         Automatic Investing Plan..................................................................................
         Directed Reinvestments....................................................................................
         Redemptions and Exchanges.................................................................................
         Retirement Plans..........................................................................................
         Expenses..................................................................................................

PERFORMANCE INFORMATION............................................................................................
         Money Market Funds........................................................................................
         Non-Money Market Funds....................................................................................
         General Information.......................................................................................

NET ASSET VALUE....................................................................................................

TAXES
         Federal - General Information.............................................................................
         Federal - Tax-Exempt Information..........................................................................
         Taxation of Certain Financial Instruments.................................................................
         Special State Tax Considerations Pertaining to the California Funds.......................................
         Special State Tax Considerations Pertaining to the Florida Intermediate Tax-Exempt Fund...................
         Special State Tax Considerations Pertaining to the Arizona Tax-Exempt Fund................................

DESCRIPTION OF SHARES..............................................................................................
FINANCIAL STATEMENTS...............................................................................................
OTHER INFORMATION..................................................................................................
APPENDIX A.........................................................................................................
APPENDIX B.........................................................................................................

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         The Trust is an open-end, management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except the California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Global Fixed Income and Blue Chip 20 Funds, which are classified as non-diversified. Each Fund is a series of the Trust that was formed as a Delaware business trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Funds were formerly series of Northern Funds, a Massachusetts business trust, and were reorganized into the Trust on July 31, 2000.

 Investment Objectives and Policies

         The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Northern Trust Company ("Northern") and Northern Trust Investments, Inc. (previously known as "Northern Trust Quantitative Advisors, Inc." and referred to as "NTI," and together with Northern the "Investment Advisers") to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.

                           Money Market Funds

                                            Money  Market Fund seeks to maximize
                           current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

                    U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.

                                            U.S.  Government Select Money Market
                           Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

                           Tax-Exempt Money Market Fund seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

                                            Municipal  Money  Market  Fund seeks
                           high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term municipal instruments.

                                            California  Municipal  Money  Market
                           Fund seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

                           Fixed Income Funds

                                            U.S.   Government  Fund  seeks  high
                           current income from U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                                            Short-Intermediate  U.S.  Government
                           Fund seeks high current income from a broad range of U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                                            Fixed Income Fund seeks high current
                           income from a broad range of bonds and other fixed income securities. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

                                            Global  Fixed  Income  Fund seeks to
                           maximize total return consistent with reasonable risk while investing in securities of issuers located in at least three different countries (one of which may be the U.S.). Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

                         High Yield Municipal Fund seeks a high level of current
                    income exempt from regular federal income tax.

                                            High Yield Fixed Income Fund seeks a
                           high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

                           Tax-Exempt Fixed Income Funds

                                            Intermediate  Tax-Exempt  Fund seeks
                           high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

                                            California  Intermediate  Tax-Exempt
                           Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

                                            Florida Intermediate Tax-Exempt Fund
                           seeks high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

                                            Tax-Exempt  Fund seeks high  current
                           income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

                                            Arizona  Tax-Exempt  Fund seeks high
                           current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

                                            California   Tax-Exempt  Fund  seeks
                           high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten and thirty years.

         Equity Funds

                                            Income  Equity Fund seeks to achieve
                           high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities. Because it emphasizes high current income, this Fund is likely to have the least price fluctuation of the Trust's equity funds.

                                            Stock  Index  Fund  seeks to provide
                           investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500(R) Composite Stock Price Index (the "S&P 500 Index").

                                            Growth  Equity Fund seeks  long-term
                           capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

                                            Select  Equity  Fund is also for the
                           more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies the its Investment Adviser believes to have superior growth characteristics. Any income is incidental to this objective.

                                            Blue Chip 20 Fund  seeks to  provide
                           long-term capital appreciation by investing primarily in the equity securities of a concentrated group (generally between 20 and 40) that are selected by the investment management team for their growth. Any income received is incidental to this objective.

                                            Mid Cap Growth Fund seeks  long-term
                           capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400(R) Stock Index at the time of investment.

                                            Small  Cap  Index   Fund   seeks  to
                           provide   investment   results    approximating   the
                           aggregate price and dividend performance of the securities included in the Russell 2000 Index.

                                            Small Cap Value Fund seeks long-term
                           capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

                                            Small   Cap   Growth    Fund   seeks
                           long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Russell 2000 Small Stock Index.

                                            International   Growth  Equity  Fund
                           offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification, in an effort to control risk.

                                            International   Select  Equity  Fund
                           seeks long-term growth by investing principally in common stock of foreign issuers that the Investment Adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.


                                            Technology   Fund  seeks   long-term
                           capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the SoundView Technology Index, the Hambrecht and Quist Technology Index (the "H&Q Index"), the technology grouping of the S&P 500 Index or any other comparable index.

                                            The Morgan Stanley Index is an equal
                           dollar weighted index of 35 stocks drawn from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The SoundView Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by SoundView Financial Group. The H&Q Index is comprised of publicly traded stocks of approximately 250 technology companies. The H&Q Index includes companies in the electronics, services and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when Morgan Stanley, SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

                                            [Large  Cap  Value  Fund]  seeks  to
                           provide long-term capital appreciation by investing primarily in equity securities of large, established companies which the investment team believes are undervalued or overlooked by the market.


     American Depository Receipts. Each Equity Fund and the Global Fixed Income Fund (together with the International Growth Equity Fund and International Select Equity Fund, the "International Funds") can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

         A  non-sponsored  depository  may  not  provide  the  same  shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.
         Asset-Backed Securities. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.
         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Bank and Deposit Notes. Bank notes rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by, changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2000, the turnover rates for the Funds (except for the Blue Chip 20 Fund and [Large Cap Value Fund], which had not commenced operations during the fiscal year ended March 31, 2000) are as follows:

----------------------------------------------------------- ---------------------------------------------------------
Fund                                                        Portfolio Turnover Rate



----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
U.S. Government Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Short-Intermediate U.S. Government Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Fixed Income Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Global Fixed Income Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
High Yield Municipal Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
High Yield Fixed Income Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Intermediate Tax-Exempt Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
California Intermediate Tax-Exempt Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Florida Intermediate Tax-Exempt Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Arizona Tax-Exempt Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
California Tax-Exempt Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Income Equity Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Stock Index Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Growth Equity Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Select Equity Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Mid Cap Growth Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Small Cap Index Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Small Cap Value Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Small Cap Growth Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
International Growth Equity Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
International Select Equity Fund
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
Technology Fund
----------------------------------------------------------- ---------------------------------------------------------

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.
         Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the Investment Advisers will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     European Depository Receipts ("EDRs"). Each Equity Fund and each International Fund may also invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

         Equity Swaps. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Trust and its Investment Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any equity swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Ratings Group, Inc. ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch IBCA ("Fitch"); or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's"). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.
         Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, Global Fixed Income, High Yield Fixed Income, Income Equity, Growth Equity, Select Equity, Blue Chip 20, Mid Cap
Growth, Small Cap Value, Small Cap Growth, International Growth Equity, International Select Equity [, Large Cap Value] and Technology Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         In addition, when an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Funds and the High Yield Fixed Income Fund may purchase or sell forward currency exchange contracts to seek to increase total return or for cross-hedging purposes. The International Funds and the High Yield Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

         Foreign Securities. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income
Fund) eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         The Money Market Fund, the Fixed Income Fund, the High Yield Fixed Income Fund, each Equity Fund and each International Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     In addition, the International Funds and the High Yield Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.


     Unanticipated political, economic or social developments may affect the value of a Fund's investment in emerging market countries and the availability to a Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         A Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility or currency. In addition, through the use of forward currency exchange contracts and with other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

     Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         To the extent consistent with its investment objective, a Fund may also invest in obligations of the World Bank which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     Countries in which the other Equity Funds may invest (to the extent permitted by their investment policies) include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.
         The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as social and political developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.
         Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.
         Futures Contracts and Related Options. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio of securities as whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.


     In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.


         The Trust intends to comply with the regulations of the CFTC exempting the Funds from registration as a "commodity pool operator."

    Insurance Funding Agreements. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund and Fixed Income Fund will only purchase highly rated IFAs. The High Yield Fixed Income Fund is not subject to any minimum rating criteria. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     Interest Rate Swaps, Floors and Caps and Currency Swaps. The U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, Global Fixed Income, High Yield Municipal, High Yield Fixed Income[, Large Cap Value] and Income Equity Funds may enter into interest rate swaps for hedging purposes and not for speculation. The U.S. Government, Short-Intermediate U.S. Government, Fixed Income, Global Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may also purchase interest rate floors or caps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The International Funds and the High Yield Fixed Income Fund may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.


     A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In as much as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and the Investment Advisers believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Funds.

     Except for the High Yield Fixed Income Fund (which is not subject to any minimum rating criteria), a Fund will not enter into a currency or interest rate swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, D&P or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
         Investment Companies. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and their affiliated persons (as defined in the 1940 Act) or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

     Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

           If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the Securities and Exchange Commission (the "SEC") or deemed to be in the best interests of the Trust.

         As noted in the Prospectuses, a Fund may invest in World Equity Benchmark Shares ("WEBS"), Standard & Poor's Depository Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

         WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International Index ("MSCI") indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE") index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Fund Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.
         Loan Participations. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

         Miscellaneous. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Funds may, however, make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.
         Mortgage Dollar Rolls. Each Non-Money Market Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Fund treat mortgage dollar rolls as two separate transaction; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

         Municipal Instruments. Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund (the "Tax-Exempt Funds") and the Municipal Money Market Fund, California Municipal Money Market Fund and High Yield Municipal Fund (the "Municipal Funds") may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Municipal bonds with a series of maturity dates are called Serial Bonds. Each of the Tax-Exempt Funds and the Municipal Funds may purchase Serial Bonds and other long-term securities provided that it has a remaining maturity meeting the Fund's maturity requirements. The Fund may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term Put Bonds on which defaults occur following acquisition by the Fund.


         The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by D&P or F-2 or higher by Fitch. The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Funds.


         Each of the Tax-Exempt Funds and Municipal Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Foreign Securities," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     The Tax-Exempt Funds and the Municipal Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

     Currently, it is not the intention of the Tax-Exempt Funds and the Municipal Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

         Options. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or (in the case of the Global Fixed Income Fund and the High Yield Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, options on an index provide the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference. The Funds will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if the Global Fixed Income Fund or High Yield Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Real Estate Investment Trusts. The High Yield Fixed Income Fund, Income Equity Fund, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund and [Large Cap Value] Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

     Relative Value Approach. In buying and selling securities for the Fixed Income Funds, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.


         Repurchase Agreements. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          Risks Related to Small Company Securities. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the primary investments of the Small Cap Index, Small Cap Value and Small Cap Growth Funds', and stocks of recently organized companies, in which the Small Cap Index, Small Cap Value and Small Cap Growth Funds may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

          The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of a Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         Risks Related to Medium and Lower Quality Securities. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in a portfolio of investments.

         The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

         A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovering on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

         The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The credit ratings assigned by a rating agency evaluate the safety of a rated security's principal and interest payments, but do not address market value risk and, therefore, may not fully reflect the true risks of an investment. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities a Fund holds. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher quality securities.

         Securities Lending. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.
         Standby Commitments. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and Municipal Funds at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt Funds and Municipal Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and Municipal Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and Municipal Funds will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt Funds and Municipal Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt Funds and Municipal Funds pay directly or indirectly for a standby commitment, the Funds' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the Municipal Funds and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the Municipal Funds and will be reflected in realized gain or loss when the commitment is exercised or expires.

         Stock Indices. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by the S&P through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. S&P's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P makes no representation or warranty, implied or express, to purchasers of the Stock Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance. As of March 31, 2000, the approximate market capitalization range of the companies included in the S&P 500 Index was between $______million and $_______billion.

            The S&P MidCap 400(R) Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by S&P for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of March 31, 2000, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $___ million and $___ billion.
         The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately __% of the total market capitalization of the Russell 3000 Index. As of March 31, 2000, the average market capitalization of the companies included in the Russell 2000 Index was approximately $___ million. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of the Small Cap Index or the Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.
         Stripped Securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities"
("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         The Prospectuses discuss other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         Supranational Bank Obligations. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development (the "World Bank")). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.
         Tracking Variance. As discussed in the Prospectuses, the Stock Index and Small Cap Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform a Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.
         U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign government; or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
         Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and (except for the Money Market Funds) leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

     Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days.
         Warrants. The Income Equity, Growth Equity, Select Equity, Blue Chip 20, Mid Cap Growth, Small Cap Value, Small Cap Growth, International Growth Equity, International Select Equity, Technology, [Large Cap Value] and High Yield Fixed Income Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. [A Fund will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Fund in shares or attached to other securities are not subject to this restriction.]

         Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and Thomson BankWatch, Inc. ("TBW") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Advisers determine such retention is warranted.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent consistent with their respective investment objectives, each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

     Special Risk Factors and Considerations Relating to California Municipal Instruments, Florida Municipal Instruments and Arizona Municipal Instruments

         Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Additional Statement and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         California Municipal Instruments

General

         The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the California Funds, or result in the default of existing obligations, including obligations which may be held by the California Funds. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

         California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12 percent of the total United States population and grew by 26 percent in the 1980s, more than double the national rate. Population growth slowed to less than 1 percent annually in 1994 and 1995, but rose to 1.8 percent in 1996 and
1.6 percent in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

         [Total personal income in the State, at an estimated [$902] billion in 1999, accounts for almost [13] percent of all personal income in the nation. Total employment is over [15] million, the majority of which is in the service, trade and manufacturing sectors.]

         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10 percent recession peak to under 6 percent in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which have hurt the manufacturing and agricultural sectors, have apparently been offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. [Current forecasts predict continued strong growth of the State's economy in [1999], with a slowdown in the rate of growth predicted in 2000 and beyond.] Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

         Limitation on Property Taxes. Certain California municipal instruments may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1 percent of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2 percent per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S.
Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

         Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal instruments or on the ability of the State or local governments to pay debt service on such California municipal instruments. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 1999, the State had outstanding approximately $19.7 billion of long-term general obligation bonds, plus $246 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.3 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4 percent of General Fund revenues.

Recent Financial Results

         The principal sources of General Fund revenues in 1997-1998 were the California personal income tax (51 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (11 percent), and the gross premium tax on insurance (2 percent). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

         Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

         Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools.

         A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.

         The State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $1.9 billion at June 30, 1999.

         The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.

         FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills. Taking these into account, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

         One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

         The Administration released new projections for the balance of FY 1998-99 on May 14, 1999 as part of the May Revision of the Governor's Proposed Budget for 1999-2000 (the "May Revision"). The May Revision revealed that the State's economy was much stronger in late 1998 and into 1999 than the Administration had thought when it made its first FY 1999-2000 Budget Proposal in January 1999. As a result, the May Revision updated 1998-99 General Fund revenues to be $57.9 billion, almost $1 billion above the original FY 1998-99 estimates, and over $1.6 billion above the Administration's January estimate. Most of the increase is from personal income taxes, reflecting stronger wage employment than previously estimated and extraordinary growth in capital gain realizations resulting from the stock market's rise. The May Revision projected the SFEU will have a balance of almost $1.9 billion at June 30, 1999.

         Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.9 billion on June 30, 1999, the General Fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement.

         FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January 1999. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth which was expected in late 1998, but totaling an estimated $60.3 billion. The May Revision has sharply increased the revenue estimates, by over $2.7 billion, to a total of almost $63.0 billion, which would represent a 9 percent increase above FY 1998-99. Again, the greatest increase is expected in personal income taxes (about 10 percent year-over-year increase), with more moderate increases in sales taxes (6 percent) and corporate taxes (3 percent).

         The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs. If not fully used, these "set-aside" funds would increase the SFEU year-end balance.

         The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties. A proposal is being drafted to place a constitutional amendment on the ballot in 2000 to provide more extensive, permanent fiscal relief for local government.

         The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01.

         Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of July 1, 1999 were assigned ratings of "A+" from S&P, "Aa3" from Moody's and "AA-" from Fitch.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Year 2000 Preparations

         The State and local governments, along with all other public and private institutions in the nation, face a major challenge to ensure that their computer systems, including microchips embedded into existing machinery, will not fail prior to or at the January 1, 2000 date which may not be recognized properly by software utilizing only two digits to identify a year. The new State Administration has placed a very high priority on "Year 2000" remediation and contingency planning. The State has a Department of Information Technology ("DOIT") which coordinates activities, provides technical assistance to State agencies and local governments, and reports on the status of remediation efforts by over 100 State departments and agencies.

         DOIT has reported that, as of early 1999, 372 of 564 "mission critical" systems in State government had been remediated (although final testing was still going on in some cases). Of the balance, 54 were being retired and 138 were in process. DOIT does not report on all State agencies. In addition to hardware and software changes, agencies are preparing business contingency plans in case of computer problems at 1/1/2000, and are actively coordinating with outside agencies, vendors, contractors and others with whom computer data is shared. The State Treasurer and State Controller, responsible for State fiscal controls and debt service payments, have reported they were fully remediated by December 31, 1998 and are spending the 1999 year in testing and confirmation of their systems.

         The State has expended and plans to spend many hundreds of millions of dollars on Year 2000 projects of all sorts, and has set aside several tens of millions of dollars in contingency funds to support late-coming needs. There is no survey of local government costs, or the overall status of their activities. It is likely that larger government agencies are better prepared at this time than smaller ones. Both the State and local governments are preparing emergency plans for Year 2000 computer difficulties similar to their normal planning for natural emergencies, such as floods or earthquakes.

Obligations of Other Issuers

         Other Issuers of California Municipal Instruments. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal instruments, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Assessment Bonds. California municipal instruments which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal instruments in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal instruments.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         Florida Municipal Instruments

         The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

         The State's revenues increased from $32,957,715,000 during the 1996-97 fiscal year ended June 30, 1997 to $35,849,518,000 during the fiscal year ended June 30, 1998. The State's operating expenditures increased from $31,494,591,000 during the 1996-97 fiscal year ended June 30, 1997 to $33,373,020,000 during the 1997-98 fiscal year ended June 30, 1998. The Office of Economic and Demographic Research of the Florida Legislature also projected non-agricultural jobs to grow 3.5% and 3.1% in fiscal years 1998-99 and 1999-2000, respectively. The revenue growth in the 1998-1999 fiscal year is driven by the State's sales tax collections. The sales tax accounts for close to 75% of total revenues through March 31, 1999. A March 31, 1999 estimate shows an expected year-end surplus of $573.8 million. When this is combined with the Budget Stabilization Fund balance of $786.9 million, Florida's total reserves are $1,360.7 million.

         The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

         An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.

         There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

         The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties chartered before June 1, 1976 or county with a consolidated county/municipal government may assess up to a 1% discretionary sales surtax within the county for the development, construction, maintenance and operation of a fixed guideway rapid transit system.

         The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

         Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

         The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

         The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

         Florida has grown dramatically since 1980 and as of April 1, 1997 ranked fourth nationally with an estimated population of 14.7 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1997, real property values exceed $724 billion. Residential property values account for over $400 billion in value while commercial and industrial property values exceed $100 billion.

         Florida's job market continues to reflect strong performance. The state's March 1999 unemployment rate was 4.1 percent, 0.3 percentage points lower than the year ago rate of 4.4 percent. Florida's unemployment rate was one of the lowest since October 1973 when it was 3.4 percent. The U.S. unemployment rate was 4.2 percent in March 1999, just above Florida's rate. Fueled by low interest rates, construction had the fastest growth rate at 5.8 percent and added 20,000 jobs over the year. Similarly, finance, insurance, and real estate and government also experienced year to year increases of 19,100 jobs and 16,400 jobs, respectively. The apparel and textiles industries lost 1,500 jobs due to tariffs and foreign competition. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 34.9% and trade 25.6% of the State's total non-farm jobs.

         Personal income in the State has been growing strongly the last several years and has generally outperformed both the nation as a whole and the Southeast in particular. The reasons for this are strong population growth and diversification of the economy. From 1992 through 1997, the State's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.8%. For 1997, the State's per capita personal income rose an average of 4.0% while the national per capita personal income rose 4.7%. In 1997, per capita personal income in Florida was $24,795, while the national per capita personal income was $25,298. The structure of the State's income differs from that of the nation and the Southeast. Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. Transfer payments, such as social security, are occasionally subject to legislative change.

         Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), about 47 million people visited the State in 1997. Tourists to Florida effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

         The State also has a strong construction industry, with single and multi-family housing starts accounting for approximately 9.2% of total U.S. housing starts in 1997, while the State's population was only 5.5% of the nation's total population. The reason for such a dynamic construction industry was the rapid growth of the State's population. Since 1985, total housing starts have averaged approximately 148,000 per year. Total housing starts were 132,813 in 1997, and are projected to be 97,600 in 1998-99.

         Florida has experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

         At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production. For example, Central Florida is a premier world-class resort/vacation destination with its economy driven by the presence of Disney World, studio theme parks and other tourist oriented recreational parks with a laser/optical research node and motion picture industries helping to diversify the Central Florida local economy. In contrast to the highly urban areas of Southeast Florida, North Florida and the Florida Panhandle are rural in many areas with local economies is dominated by the logging and paper industries, defense, tourism, state government and retirement.

         Florida has a moderate debt burden. As of June 30, 1998 full faith and credit bonds totaled $8.7 billion and revenue bonds totaled $5 billion for a total debt of $13.7 billion. Full faith and credit debt per capita was $577. In the 1998 fiscal year, debt service as a percent of Governmental Fund expenditures was 2.0%. In recent years debt issuance for the State has been increasing. The State brought a new indenture to the market in late Fiscal Year 1998, the Florida Lottery Bonds. These bonds will finance capital improvements for Florida schools.

         The payment on most Florida municipal instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.

Arizona Municipal Instruments

         Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         The State is required by law to maintain a balanced budget. To achieve this objective, it has in the past utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved, even while tax reduction measures have been enacted each year since 1992. In 1992, voters passed a measure that requires a two-thirds vote of the legislature to increase state taxes.

         The State's population, because of continued employment growth, is expected to record above-average growth rates. After population growth of 3% in 1997 and 2.9% in 1998, 2.8% growth is expected in 1999 and 2.6% in 2000. That translates into almost 132,000 more people in the state in 1999 and 126,000 in 2000.

         The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. For several decades, the population has grown at a substantially higher rate than the population of the United States.

         The economy of the State is growing. Since the current boom peaked in 1994, when employment grew by 6.8%, the rate of growth has slowed, but only modestly. Through November 1998 (the latest data available), employment was 4.7% higher than the year before.

         Different parts of the State have different growth rates and structures. The Phoenix metropolitan area accounts for 70.6% of all Arizona jobs and almost 80% of the State's employment growth. The Tucson area saw growth accelerate in 1998 by 3%, versus 1.8% in 1997. The balance of the State also grew at more moderate levels.

         On a percentage basis, this expansion has not been as strong as previous expansions. Yet, in terms of absolute employment growth, this expansion has created more jobs than any period of economic growth in the State's history. For example, since the beginning of the current expansion in March 1991, more than 580,000 jobs have been created. In comparison, 297,200 jobs were created in the 1975-1980 expansion, and about 450,000 jobs were created in the expansion that lasted from 1982 to 1990.

         According to the national Blue Chip Economic Indicators, after real GDP growth of 3.9% in 1997 and 3.6% in 1998, growth is expected to moderate to 2.2% in 1999. Inflation is expected to remain low and interest rates are also likely to be low and through most of 1999.

         As of 1998, 47% of all manufacturing employment in the Phoenix area and 25% in Pima County is in high technology. The national average is 14.3%. The high-tech areas include computers, telecommunications, electronic components, aviation, and instrumentation. In the Phoenix area, the economy is weighted towards electronic components employment, which accounts for 27% of all manufacturing jobs. Tucson's high-tech manufacturing employment is more evenly spread among computers, electronic components, aviation and instrumentation.

         It is expected that international trade in the high-tech industry will continue to grow, which will be a positive for the Arizona economy. But in the near term, the unbalanced mix of employment could be a problem. Roughly 52% of Arizona manufacturing exports are of high-tech products; further, nearly 40% of the state's exports are to Japan, Malaysia, Taiwan, Hong Kong and Singapore, all of which are experiencing some degree of economic problems.

         In 1997, Arizona's total exports as a percent of personal income ranked fifth in the U.S. at 13.5%, compared to 9.2% for the nation. When analyzing data using only high-tech exports, Arizona ranked second at 7.1%, versus 2.1% nationally. Thus, the impact of the reduction in high-tech exports will likely affect Arizona more than other states. This is expected to result in some continued layoffs in the manufacturing sector.

         The unemployment rate, 4.1% for 1998, is also expected to remain relatively low, especially in the State's metropolitan areas. However, it is expected to increase in both 1999 and 2000. The current level of unemployment, the lowest in nearly three decades, suggests a tight labor market. The modest rise in unemployment projected for 1999 suggests that labor markets will moderately soften. After employment growth of 5.6% in 1996, 4.5% in 1997 and an estimated 4.6% in 1998, employment should increase by another 3.5% in 1999 with growth continuing at about 3% in 2000 and 2001. The Phoenix area's unemployment rate remains low, at about 2.7%.

         The outlook for continued, albeit slower, growth for the U.S. economy acts as a base for the Arizona economy. The state has been one of the top five employment-growth states for quite some time, and it is expected to remain in the top five through 1999. There are other positive factors as well. First, as of November 1998, manufacturing was 2.3% above the November 1997 rate. Second, the unemployment rate is low in greater Phoenix and for many other parts of Arizona. That suggests that job growth will continue. Third, California, the State's leading domestic trading partner, is expected to enjoy continued, albeit slower, growth. Fourth, single-family housing markets continue to boom. Although the absolute level of permits is expected to decline from 1998's record levels, the outlook is for a relatively strong housing market.

         Housing, which is expected to be up by about 15% in 1998, is expected to decrease by about 10% in 1999. The slowdown is expected to be in single-family activity. In 1999, even if single-family housing slows, commercial construction is expected to continue to do well throughout most of the year, despite higher vacancy rates in the Phoenix-area office and industrial markets. This is expected to prevent any significant problem in construction employment in 1999, despite the likelihood of a slowdown.

         Another uncertainty is the tourism market. Given the strong economy, tourist activity is expected to be strong. But declines in the value of the Canadian dollar, the peso and other currencies versus the U.S. dollar could hurt winter visitation in Arizona.

         Personal income, after growing by 8% in 1996 and 7.3% in 1997, is expected to grow by another 8% in 1998, 7.8% in 1999, and 7% in 2000.

         Overall, General Fund revenues are expected to grow modestly, including 4% in FY 1999 and 5.7% in FY 2001. However, the FY 1999 rate of growth reflects the impact of the $120 million tax reduction program passed last year, and the FY 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted.

         The Governor's budget proposals in 1999 sought to limit overall spending, continue the growth of the State's "rainy day" funds, reflect conservative revenue forecasts to reflect a slowing economy, and propose for the 8th and 9th consecutive years tax reductions.

         State policy makers have been very successful in recent years in depositing monies into various accounts that have been established for a "rainy day." These monies are reserved for a true budget emergency precipitated by an economic downturn. By the end of FY 2001, the rainy day fund is expected to reach $425 million, or 7.08% of the General Fund revenues.

Other Information on California, Florida and Arizona Municipal Instruments

         The Investment Adviser believes that it is likely that sufficient California, Florida and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California, Florida Intermediate Tax-Exempt and the Arizona Tax-Exempt Funds. If the Trust's Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

Investment Restrictions

         The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

               (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.


               (2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.


               (3) Invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.


               (4) Invest in companies for the purpose of exercising control.


               (5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.


               (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.


               (7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.


               (8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.


               (9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), a Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.


         For the purposes of Investment Restrictions 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of July 31, 2000, the Funds had not filed such an application.

         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under the Federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this Fundamental policy.

         As a non-fundamental investment restriction that can be changed without shareholder approval, the Global Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and Blue Chip 20 Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities. Also, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).


         Except as otherwise provided in Investment Restriction (6), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds and the Technology Fund, the
Trust intends to use the industry classification titles in the Bloomberg Industry Group Classification. With respect to the International Funds, the Trust intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed in the Morgan Stanley Index, the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. The freedom of action reserved in Investment Restriction
(6) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Additional Statement and in the relevant Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

         A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

         The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund, subject to certain conditions, may invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to Guarantees) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

         Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

     Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.

                          ADDITIONAL TRUST INFORMATION


Trustees and Officers

         The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


                                            Position(s)      Principal Occupation(s)
Name and Address                   Age      with Trust       During the Past 5 Years
----------------                   ---      ----------       -----------------------

Mr. Richard G. Cline               65       Trustee          Chairman,  Hawthorne  Investors,  Inc.  (a  management
4200 Commerce Court                                          advisory  services  and  private  investment  company)
Suite 300                                                    since January 1996; Chairman,  Hussman  International,
Lisle, IL  60532                                             Inc. (a  refrigeration  company) since 1998;  Chairman
                                                             and CEO of NICOR Inc. (a  diversified  public  utility
                                                             holding  company)  from 1986 to 1995,  and  President,
                                                             1992  to  1993;  Chairman,  Federal  Reserve  Bank  of
                                                             Chicago from 1992 to 1995;  and Deputy  Chairman  from
                                                             1995  to  1996.   Director:   Whitman  Corporation  (a
                                                             diversified  holding  company);  Kmart  Corporation (a
                                                             retailing  company);  Ryerson  Tull,  Inc.  (a  metals
                                                             distribution   company)  and  University  of  Illinois
                                                             Foundation. Trustee: Northern Institutional Funds.

Mr. Edward J. Condon, Jr.          60       Trustee          Chairman of The  Paradigm  Group,  Ltd.  (a  financial
Sears Tower, Suite 9650                                      advisor)   since  July  1993;   Vice   President   and
233 S. Wacker Drive                                          Treasurer   of  Sears,   Roebuck  and  Co.  (a  retail
Chicago, IL  60606                                           corporation)  from February 1989 to July 1993;  Member
                                                             of Advisory  Board of Real-Time  USA, Inc. (a software
                                                             development company);  Member of the Board of Managers
                                                             of The Liberty  Hampshire  Company,  LLC (a receivable
                                                             securitization  company);  Vice  Chairman and Director
                                                             of  Energenics  L.L.C.  (a waste to  energy  recycling
                                                             company).  Director:  University  Eldercare,  Inc. (an
                                                             Alzheimer's  disease research and treatment  company);
                                                             Financial  Pacific  Company (a small business  leasing
                                                             company).  Trustee:  Dominican  University.   Trustee:
                                                             Northern Institutional Funds.





                                            Position(s)      Principal Occupation(s)
Name and Address                   Age      with Trust       During the Past 5 Years
----------------                   ---      ----------       -----------------------

Mr. Wesley M. Dixon, Jr.          72        Trustee          Director of Kinship  Capital  Corporation (a financial
400 Skokie Blvd., Suite 300                                  services  company)  from 1985 to 1996;  Vice  Chairman
Northbrook, IL  60062                                        and  Director of G.D.  Searle & Co.  (manufacture  and
                                                             sale of food products and  pharmaceuticals)  from 1977
                                                             to 1985  and  President  of G.D.  Searle  & Co.  prior
                                                             thereto.  Trustee:  Northern Institutional Funds.

Mr. William J. Dolan, Jr.         67        Trustee          Partner of Arthur  Andersen & Co. S.C. (an  accounting
1534 Basswood Circle                                         firm) from 1966 to 1989. Financial  Consultant,  Ernst
Glenview, IL  60025                                          & Young  LLP (an  accounting  firm)  from 1992 to 1993
                                                             and 1997.  Trustee:  Northern Institutional Funds.

Mr. John W. English               67        Trustee          Private Investor;  Vice President and Chief Investment
50-H New England Ave.                                        Officer of The Ford  Foundation (a  charitable  trust)
P.O. Box 640                                                 from 1981 to 1993.  Director:  the  University of Iowa
Summit, NJ  07902-0640                                       Foundation,  the Blanton-Peale  Institutes of Religion
                                                             and Health,  and the Community  Foundation of Sarasota
                                                             County.  Former Director:  the Duke Management Company
                                                             (manager of the Duke  University  endowment  fund) and
                                                             the John  Ringling  Centre  Foundation  (a  non-profit
                                                             historical  preservation  organization).  Trustee: The
                                                             China Fund, Inc.,  Select Sector SPDR Trust; WM Funds;
                                                             American  Red Cross in Greater  New York;  Mote Marine
                                                             Laboratory (a non-profit  marine  research  facility);
                                                             and United  Board for  Christian  Higher  Education in
                                                             Asia. Trustee:  Northern Institutional Funds.

Mr. Raymond E. George, Jr. *      69        Trustee          Senior Vice President and Senior Fiduciary  Officer of
703 Prospect Avenue                                          The  Northern   Trust   Company  from  1990  to  1993.
Winnetka, IL  60093                                          Trustee:  Northern Institutional Funds.

Ms. Sandra Polk Guthman           56        Trustee          President  and  CEO  of  Polk  Bros.   Foundation  (an
420 N. Wabash Avenue                                         Illinois  not-for-profit  corporation)  from  1993  to
Suite 204                                                    present;  Director  of  Business  Transformation  from
Chicago, IL  60611                                           1992 to 1993,  and  Midwestern  Director of  Marketing
                                                             from  1988  to  1992,  IBM  (a  technology   company);
                                                             Director:  MBIA  Insurance  Corporation of Illinois (a
                                                             municipal bond insurance company).  Trustee:  Northern
                                                             Institutional Funds.





                                            Position(s)      Principal Occupation(s)
Name and Address                  Age       with Trust       During the Past 5 Years
----------------                  ---       ----------       -----------------------

Mr. Michael E. Murphy**           63        Trustee          President  of  Sara  Lee   Foundation   (philanthropic
Suite 2222                                                   organization)  since November 1997;  Vice Chairman and
20 South Clark Street                                        Chief  Administrative  Officer of Sara Lee Corporation
Chicago, IL  60603                                           (a consumer  product  company)  from  November 1994 to
                                                             October 1997;  Vice  Chairman and Chief  Financial and
                                                             Administrative  Officer of Sara Lee  Corporation  from
                                                             July 1993 to November  1994.  Director:  Payless  Shoe
                                                             Source,  Inc.,  (a retail shoe store  business);  True
                                                             North  Communications,  Inc. (a global advertising and
                                                             communications  holding  company);   American  General
                                                             Corporation   (a   diversified    financial   services
                                                             company);   GATX   Corporation  (a  railroad   holding
                                                             company);   Bassett  Furniture  Industries,   Inc.  (a
                                                             furniture     manufacturer)     Trustee:      Northern
                                                             Institutional Funds.

Mary Jacobs Skinner, Esq.***      42        Trustee          Partner  in the law firm of Sidley & Austin.  Trustee:
One First National Plaza                                     Northern Institutional Funds.
Chicago, IL  06063

Mr. William H. Springer           71        Chairman and     Vice  Chairman  of  Ameritech  (a   telecommunications
701 Morningside Drive                       Trustee          holding  company)  from  February 1987 to August 1992;
Lake Forest, IL  60045                                       Vice  Chairman,  Chief  Financial  and  Administrative
                                                             Officer  of   Ameritech   prior  to  1987.   Director:
                                                             Walgreen  Co. (a retail drug store  business);  Baker,
                                                             Fentress   &  Co.   (a   closed-end,   non-diversified
                                                             management  investment  company).   Trustee:   Goldman
                                                             Sachs Trust;  Goldman Sachs Variable  Insurance Trust.
                                                             Trustee:  Northern Institutional Funds.

Mr. Richard P. Strubel            61        Trustee          President and Chief  Operating  Officer,  UNext.com (a
737 N. Michigan Avenue                                       provider of  educational  services  via the  internet)
Suite 1405                                                   since  1999;  Managing  Director  of Tandem  Partners,
Chicago, IL  60611                                           Inc. (a privately held management  services firm) from
                                                             1990 to 1999;  President and Chief Executive  Officer,
                                                             Microdot,  Inc. (a privately held manufacturing  firm)
                                                             from 1984 to 1994. Director:  Gildan Activewear,  Inc.
                                                             (an  athletic  clothing  marketing  and  manufacturing
                                                             company);    Children's   Memorial   Medical   Center.
                                                             Trustee:  University of Chicago;  Goldman Sachs Trust;
                                                             Goldman  Sachs  Variable  Insurance  Trust.   Trustee:
                                                             Northern Institutional Funds.





                                            Position(s)      Principal Occupation(s)
Name and Address                  Age       with Trust       During the Past 5 Years
----------------                  ---       ----------       -----------------------

Mr. Stephen Timbers****           55        Trustee          President  of Northern  Trust  Global  Investments,  a
50 South LaSalle Street                                      division of Northern Trust  Corporation  and Executive
Chicago, IL  60675                                           Vice  President,  The  Northern  Trust  Company  since
                                                             1998;    President,
                                                             Chief     Executive
                                                             Officer         and
                                                             Director  of Zurich
                                                             Kemper  Investments
                                                             (a        financial
                                                             services   company)
                                                             from  1996 to 1998;
                                                             President,    Chief
                                                             Operating   Officer
                                                             and   Director   of
                                                             Kemper  Corporation
                                                             (a        financial
                                                             services   company)
                                                             from  1992 to 1996;
                                                             President       and
                                                             Director  of Kemper
                                                             Funds (a registered
                                                             investment company)
                                                             from  1990 to 1998.
                                                             Director:       LTV
                                                             Corporation      (a
                                                             steel producer) and
                                                             Northern      Trust
                                                             Investments,   Inc.
                                                             ("NTI") (previously
                                                             known  as  Northern
                                                             Trust  Quantitative
                                                             Advisors,     Inc.)
                                                             Trustee:   Northern
                                                             Institutional
                                                             Funds.

Ms. Jylanne M. Dunne              40        President        Senior Vice  President  for  Distribution  Services at
4400 Computer Drive                                          PFPC  Inc.  ("PFPC")  (formerly  First  Data  Investor
Westborough, MA  01581                                       Services Group, Inc. ("FDISG")) (since 1988).

Mr. Archibald E. King             42        Vice President   Senior  Vice  President  and  other  positions  at The
50 South LaSalle Street                                      Northern Trust Company (since 1979).
Chicago, IL  60675

Mr. Lloyd A. Wennlund             42        Vice President   Senior  Vice  President  and  other  positions  at The
50 South LaSalle Street                                      Northern  Trust  Company,  President of Northern Trust
Chicago, IL  60675                                           Securities,   Inc.,  and  Managing  Executive,  Mutual
                                                             Funds for  Northern  Trust Global  Investments  (since
                                                             1989).

Mr. Brian R. Curran               32        Vice President   Director  of Fund  Administration  at  PFPC  (formerly
4400 Computer Drive                         and Treasurer    FDISG) (since 1997);  Director of Fund  Administration
Westborough, MA  01581                                       at State Street Bank & Trust  Company  (February  1997
                                                             to  October  1997);
                                                             Senior  Auditor  at
                                                             Price    Waterhouse
                                                             LLP (an  accounting
                                                             firm)     (February
                                                             1994  to   February
                                                             1997).

Ms. Judith E. Clear               33        Assistant        Client Treasury Manager of Mutual Fund  Administration
4400 Computer Drive                         Treasurer        at PFPC (since 1997);  Compliance  Manager at Citizens
Westborough, MA  01581                                       Trust (1994 to 1996).

Ms. Suzanne E. Anderson           27        Assistant        Client Treasury Manager of Mutual Fund  Administration
4400 Computer Drive                         Treasurer        at  PFPC  (since   August   1998);   Manager  of  Fund
Westborough, MA  01581                                       Administration  at State  Street Bank & Trust  Company
                                                             (October   1996  to
                                                             August 1998);  Fund
                                                             Administrator    at
                                                             State Street Bank &
                                                             Trust       Company
                                                             (October   1995  to
                                                             October      1996);
                                                             Mutual         Fund
                                                             Accountant  at  The
                                                             Boston      Company
                                                             (prior thereto).





                                            Position(s)      Principal Occupation(s)
Name and Address                  Age       with Trust       During the Past 5 Years
----------------                  ---       ----------       -----------------------

Jeffrey A. Dalke, Esq.            49        Secretary        Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA  19103-6996

Linda J. Hoard, Esq.              52        Assistant        Vice President at PFPC (formerly  FDISG) (since 1998);
4400 Computer Drive                         Secretary        Attorney   Consultant   for   Fidelity   Management  &
Westborough, MA  01581                                       Research Co. (a financial service company),  Investors
                                                             Bank    &     Trust
                                                             Company          (a
                                                             financial   service
                                                             provider) and FDISG
                                                             (September  1994 to
                                                             June 1998).

Ms. Therese Hogan                 37        Assistant        Director of the State  Regulation  Department  at PFPC
4400 Computer Drive                         Secretary        (formerly FDISG) (since 1994).
Westborough, MA  01581




     * Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

     ** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

     *** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation.

     **** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern and NTI.


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, PFPC, Northern Funds Distributors, LLC ("NFD") and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers under the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement, Foreign Custodian Agreement, Co-Administration Agreement and Distribution Agreement, the Trust itself requires no employees.

         Each officer holds comparable positions with certain other investment companies for which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.

         Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee earns an additional fee of $1,500, and the Chairman of the Board earns an additional fee of $3,500, for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon, Jr. (chairman), Dolan, Jr. and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Nominating Committee consisting of three members, including a Chairman of the Committee. The Nominating Committee members are Messrs. Dixon (chairman), Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. The Valuation Committee members are Messrs. George (chairman), English, and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

         Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) effective December 31, 2001, in accordance with the current by-laws of the Trust (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities. All of the Trust's officers (except Mr. Dalke, Mr. King and Mr. Wennlund) are employees of PFPC, which receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and co-administrator.

         The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2000. The following tables do not include the following amounts paid during the fiscal year ended March 31, 2000: $32,750 to a former Trustee who retired from the Board in October 1999, $17,500 paid to a former Chairman of the Board who retired in August 1999 and $35,000 paid to another former Chairman of the Board who retired in March 2000. Additionally, the tables do not include information for the Blue Chip 20 Fund, Tax-Exempt Money Market Fund and [Large Cap Value Fund], which did not commence operations during the fiscal year ended March 31, 2000:

                                U.S.       U.S.
                                Government Government
                        Money   Money      Select Money  Tax-Exempt   Municipal
                        Market  Market     Fund          Market Fund  Money
                        Fund    Fund                                  Market Fund

Steven Timbers          $   0   $   0      $   0         $   0        $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, Jr.**
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner



                                   California
                                    Municipal                    Short-Intermediate                       California
                                        Money   U.S. Government    Government Fund     Intermediate     Intermediate
                                  Market Fund              Fund                     Tax-Exempt Fund  Tax-Exempt Fund

Steven Timbers                          $   0             $   0              $   0            $   0            $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, Jr.**
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner



                                      Florida                                                           Global
                                 Intermediate             Fixed          Arizona     California          Fixed
                                   Tax-Exempt            Income  Tax-Exempt Fund     Tax-Exempt    Income Fund
                                         Fund              Fund                            Fund

Steven Timbers                          $   0             $   0            $   0          $   0          $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, Jr.**
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner



                                   High Yield        High Yield           Income          Stock         Growth
                                    Municipal      Fixed Income           Equity         Equity         Equity
                                         Fund              Fund             Fund           Fund           Fund

Steven Timbers                          $   0             $   0            $   0          $   0          $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, Jr.**
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner



                                                                                                    Small
                                Select Equity  Mid Cap Growth   Small Cap Index       Small Cap    Cap Growth
                                         Fund             Fund              Fund     Value Fund           Fund

Steven Timbers                          $   0            $   0             $   0          $   0          $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, Jr.**
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner


                                International                                               Total
                                Growth Equity    International                       Compensation
                                         Fund   Select Equity    Technology Fund        from Fund
                                                          Fund                           Complex*

Steven Timbers                         $    0            $   0
William H. Springer**
Richard G. Cline**
Edward J. Condon, **Jr.
John W. English**
Sandra Polk Guthman**
Richard P. Strubel**
Wesley M. Dixon, Jr.
William J. Dolan, Jr.
Raymond E. George, Jr.
Michael E. Murphy
Mary Jacobs Skinner

     * Fund complex includes thirty-one investment portfolios of the Trust and twenty-one portfolios of Northern Institutional Funds, a separately registered investment company.

     ** Became a Trustee of the Trust on March 28, 2000 and only received fees during the fiscal year ended March 31, 2000 for the March 28, 2000 Special Meeting of the Board of Trustees.

     The Trust does not provide pension or retirement benefits to its Trustees.

       The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

     Investment   Adviser,   Transfer  Agent  and  Custodian


     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of univested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTI, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of March 31, 2000, Northern Trust Corporation and its subsidiaries had approximately $83.2 billion in assets, $21.5 billion in deposits and employed over 8,700 persons. Northern and its affiliates administered in various capacitates (including master trustee, investment manager or custodian) approximately $1.6 trillion of assets as of March 31, 2000, including approximately $323.1 billion of assets for which Northern and its affiliates had investment management responsibilities.


     Under the Advisory Agreement with the Trust, the Investment Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds (other than the Stock Index, Small Cap Index and Small Cap Value Funds), and also provides certain ancillary services. NTI provides similar services to the Stock Index, Small Cap Index and Small Cap Value Funds. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern and from purchasing securities where they know the proceeds will be used to repay loans to the bank.


     The Trust's Investment Advisory and Ancillary Services Agreement with Northern and NTI (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers (i) with respect to common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (ii) with respect to other securities, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate of the Investment Advisers exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         For the fiscal years or periods indicated, the amount of commissions paid by each Fund (except the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund and the [Large Cap Value Fund], which did not commence operations during the fiscal year ended March 31, 2000) was as follows:


====================================== ======================= ========================== ==========================
                                         Fiscal Year Ended         Fiscal Year Ended          Fiscal Year Ended
                                           March 31, 2000           March 31, 1999             March 31, 1998
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Income Equity Fund                            $    174,737            $     36,166              $    91,382
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Stock Index Fund                              $     41,073            $     12,651              $    32,541
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Growth Equity Fund                            $  1,228,486            $    252,010              $   475,781
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Select Equity Fund                            $    632,894            $    119,043              $   312,832
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Mid Cap Growth Fund(1)                        $    572,622            $     46,823                   N/A
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Small Cap Value Fund                          $    271,927            $    137,526              $   324,908
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
International Growth Equity Fund              $  2,645,022            $  1,717,776              $ 1,455,258
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
International Select Equity Fund              $  1,136,403            $  1,024,518              $   610,796
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Technology Fund                                   $ 1,063,227         $     84,102              $    79,005
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Small Cap Growth Fund                             $   378,161
====================================== ======================= ========================== ==========================
====================================== ======================= ========================== ==========================
Small Cap Index Fund                              $
                                       36,831
====================================== ======================= ========================== ==========================

1.       The Mid Cap Growth Fund commenced operations on March 31, 1998.


         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.
         During the fiscal year ended March 31, 2000, the Money Market Fund acquired or sold securities of Bear Stearns & Co., Inc., Morgan Stanley Dean
Witter & Co. and Citigroup, Inc. As of March 31, 2000 the Money Market Fund owned securities of Morgan Stanley Dean Witter & Co., Morgan JP & Co.., Inc., and Citigroup, Inc. in the amounts of $100,000,000, $14,850,550 and $44,553,938, respectively.

         During the fiscal year ended March 31, 2000, the U.S. Government Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the U.S. Government Select
Money  Market  Fund  did  not  acquire  or  sell   securities   of  its  regular
broker-dealers.

         During the fiscal year ended March 31, 2000, the Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the  California  Municipal
Money  Market  Fund  did  not  acquire  or  sell   securities   of  its  regular
broker-dealers.

         During the fiscal year ended March 31, 2000, the U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

         During  the  fiscal  year  ended  March  31,  2000,  the   Intermediate
Tax-Exempt   Fund  did  not   acquire  or  sell   securities   of  its   regular
broker-dealers.

         During the fiscal year ended March 31, 2000;  the Florida  Intermediate
Tax-Exempt   Fund  did  not   acquire  or  sell   securities   of  its   regular
broker-dealers.

         During the fiscal year ended March 31, 2000, the Fixed Income Fund acquired or sold securities of Morgan Stanley Dean Witter & Co. As of March 31, 2000, the Fixed Income Fund owned securities Donaldson, Lufkin & Jenrette and Morgan Stanley Dean Witter & Co. in the amount of $83,300 and $9,426,465, respectively.

         During the fiscal year ended March 31, 2000, the Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the California Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Global Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the High Yield Municipal Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the High Yield Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Income Equity Fund acquired or sold securities of Citigroup, Inc., Soloman Smith Barney, Goldman Sachs Group, Inc. As of March 31, 2000, the Income Equity Fund owned Citigroup, Inc. in the amount of $4,490,625.

         During the fiscal year ended March 31, 2000, the Stock Index Fund acquired or sold securities of Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and Citigroup, Inc. As of March 31, 2000, the Stock Index Fund owned securities of Bear Stearns Co., Merrill Lynch & Co., Inc., Morgan JP & Co.., Inc., Morgan Stanley Dean Witter & Co. and Citigroup, Inc. in the amount of $217,905, $1,648,500, $974,950, $4,004, 354 and $8,570,508.

     During the fiscal year ended March 31, 2000, the Growth Equity Fund acquired or sold securities of Citigroup, Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. As of March 31, 2000, the Growth Equity Fund owned securities of Citigroup, Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. in the amount of $25,836,063, $10,693,400, $11,340,000 and $20,553,000,
respectively.

     During the fiscal year ended March 31, 2000, the Select Equity Fund acquired or sold securities Citigroup, Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. As of March 31, 2000, the Select Equity Fund owned securities Citigroup, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. in the amount of $9,924,281, $5,145,000 and $7,956,000, respectively.

         During the fiscal year ended March 31, 2000, the Mid Cap Growth Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Small Cap Value Fund sold securities of Banque Paribas. As of March 31, 2000, the Small Cap Value Fund did not own securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the International Growth Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the International Select Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Technology Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Small Cap Index Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Small Cap Growth Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Short-Intermediate U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

         During  the  fiscal  year  ended  March  31,   2000,   the   California
Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 2000, the Arizona Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 2000 the Tax-Exempt Money Market Fund, Blue Chip 20 Fund and [Large Cap Value Fund] had not yet commenced operations.

         During the fiscal year ending March 31, 2000, the Trust directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $109,778,038 in research commission transactions and
$135,241  in research  commissions;  for the Stock  Index  Fund,  $5,209,674  in research commission transactions and $1,639 in research commissions; for the Growth Equity Fund, $781,421,216 in research commission transactions and $884,679 in research commissions; for the Select Equity Fund, $436,692,031 in research commission transactions and $488,655 in research commissions; for the Mid Cap Growth Fund, $345,394,304 in research commission transactions and $426,161 in research commissions; for the Small Cap Value Fund, $6,434,143 in research commission transactions and $15,385 in research commissions; for the International Growth Equity Fund, $647,750,361 in research commission transactions and $1,542,637 in research commissions; for the International Select Equity Fund, $276,669,177 in research commission transactions and $699,732 in research commissions; for the Technology Fund, $883,346,181 in research commission transactions and $723,252 in research commissions; Small Cap Growth Fund $140,430,961 in research commission transactions and $201,763 in research commissions; and for the Small Cap Index Fund $51,060 in research commission transactions and $41 in research commissions.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.

         Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which an Investment Adviser acts as adviser), the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits each Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

     The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.

         For the fiscal years or periods indicated, Northern and NTI received advisory fees from the Funds (except the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund and the [Large Cap Value Fund] which did not commence operations during the fiscal year ended March 31, 2000), after fee waivers and reimbursements, as follows:

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2000             March 31, 1999             March 31, 1998
======================================= ========================== ========================== ==========================
Money Market Fund                                                        $  15,349,562             $   9,490,597
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                          $   1,730,444             $   1,364,316
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                          $   1,450,638             $     673,956
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                                              $   8,162,930             $   6,064,365
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                                     $   1,091,368             $     719,108
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                                     $   1,895,842             $   1,527,868
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                                             $   2,242,387             $   1,973,661
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                                     $     196,206             $     125,977
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                                        $   1,752,818             $   1,105,332
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                                          $   1,365,071             $   1,035,810
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund1                                              $     404,924             $      88,551
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                                 $     118,107             $     129,287
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund2                                               $           0                   N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund2                                            $           0                   N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                                       $     978,113             $     818,335
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund3                                                        $     490,454             $     226,431
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                                       $   4,529,273             $   3,339,695
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                                       $   1,249,368             $     802,297
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund2                                                     $     216,101                   N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund3                                                    $   2,669,690             $   2,460,252
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                                         $   1,946,058             $   1,756,185
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                                         $   1,195,310             $   1,138,571
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                                          $   1,757,940             $     754,963
--------------------------------------- -------------------------- -------------------------- --------------------------

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.
3. NTI assumed investment advisory responsibilities for these Funds on April 1, 1998.

         For the fiscal years or periods indicated, Northern voluntarily waived and reimbursed advisory fees for each of the Funds (except the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund and the [Large Cap Value Fund] which did not commence operations during the fiscal year ended March 31, 2000) as follows:

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2000             March 31, 1999             March 31, 1998
======================================= ========================== ========================== ==========================
Money Market Fund                                                                 $7,674,790                 $4,745,304
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      865,224                    682,159
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      725,320                    632,972
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                                                        4,081,471                  3,032,186
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                                                 545,685                    568,061
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                                                       0                          0
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                                                         160,168                    140,974
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                                                  23,427                     26,197
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                                                          0                          0
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                                                       97,545                     73,985
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund1                                                           28,923                     53,795
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                                              15,857                     10,037
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund2                                                            10,562                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund2                                                         41,621                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                                                   172,607                    144,411
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund3                                                                    245,227                    117,685
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                                                   799,277                    589,353
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                                                   514,443                    330,356
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund2                                                                  93,569                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund                                                               1,099,279                  1,013,041
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund3
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                                                     389,208                    351,234
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                                                     239,060                    227,712
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                                                      351,585                    150,991
--------------------------------------- -------------------------- -------------------------- --------------------------

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.
3. NTI assumed investment advisory responsibilities for these Funds on April 1, 1998.

         Under its Transfer Agency Agreement with the Trust, Northern has undertaken, among other things, to perform the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds.

         For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds (except the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund and the [Large Cap Value Fund] which did not commence operations during the fiscal year ended March 31, 2000) was as follows:

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2000             March 31, 1999             March 31, 1998
======================================= ========================== ========================== ==========================
Money Market Fund                                                                 $3,837,356                 $1,299,295
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      432,607                    341,076
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      362,656                    217,819
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                                                        2,040,714                  1,516,077
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                                                 272,840                    214,526
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                                                 252,777                    203,714
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                                                         320,338                    281,949
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                                                  29,284                     20,290
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                                                    233,707                    147,377
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                                                      195,008                    147,971
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund1                                                           57,846                     18,926
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                                              14,885                     15,480
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund2                                                             1,408                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund2                                                          5,549                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                                                   115,071                     96,274
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund3                                                                    122,613                     57,352
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                                                   532,850                    392,901
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                                                   146,983                     94,387
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund2                                                                  30,967                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund                                                                 314,078                    289,438
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund3
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                                                     194,604                    175,617
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                                                     119,530                    113,856
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                                                      175,792                     75,496
--------------------------------------- -------------------------- -------------------------- --------------------------

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.


         Northern maintains custody of the assets of the Funds (other than the International Funds) pursuant to the terms of its Custodian Agreement with the Trust. Northern maintains custody of the assets of the International Funds pursuant to the terms of its Foreign Custody Agreement with the Trust. Under each of these agreements, Northern (i) holds each Fund's cash and securities,
(ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund,
(iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by Northern under the agreement, and (vi) maintains the accounting records of Northern Funds. Northern may employ one or more subcustodians under the Custody Agreement, provided that Northern shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint an agent to carry out such of the provisions of the Custody Agreement as Northern may from time to time direct. Under its Foreign Custody Agreement, Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

         As compensation for the services rendered to each Fund (other than the International Funds) under the Custodian Agreement, and the assumption by Northern of certain related expenses, Northern is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by Northern as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the International Funds under the Foreign Custody Agreement, and the assumption by Northern of certain related expenses, Northern is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by Northern, Northern is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.


     Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily uninvested cash balances (if any).

         For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each Fund (except the Tax-Exempt Money Market Fund, the Blue Chip 20 Fund and the [Large Cap Value Fund], which did not commence operations during the fiscal year ended March 31, 2000) was as follows:

                                        ========================== ========================== ==========================
                                            Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
                                             March 31, 2000             March 31, 1999             March 31, 1998
======================================= ========================== ========================== ==========================
Money Market Fund                                                                   $844,081                   $540,182
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      136,794                    114,701
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government                                                                      110,597                     79,062
Select Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Municipal Money Market Fund                                                          478,551                    358,220
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Municipal                                                                 100,159                     86,643
Money Market Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
U.S. Government Fund                                                                  85,772                     72,223
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Short-Intermediate U.S. Government
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Intermediate Tax-Exempt Fund                                                         103,042                     91,127
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Arizona Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Intermediate Tax-Exempt
Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Florida Intermediate                                                                  48,986                     46,979
Tax-Exempt Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Fixed Income Fund                                                                     84,111                     64,094
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Tax-Exempt Fund                                                                       78,492                     64,384
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
California Tax-Exempt Fund1                                                           50,725                     48,223
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Global Fixed Income Fund                                                              77,396                     74,075
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Municipal Fund2                                                            14,132                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
High Yield Fixed Income Fund2                                                         14,132                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Income Equity Fund                                                                    61,425                     56,325
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Stock Index Fund3                                                                    122,803                    133,408
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Growth Equity Fund                                                                   143,431                    115,833
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Select Equity Fund                                                                    72,051                     60,090
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Mid Cap Growth Fund2                                                                  44,274                        N/A
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Index Fund                                                                 141,187                    136,631
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Value Fund3
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Growth Equity Fund                                                     257,479                    228,550
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
International Select Equity Fund                                                     182,139                    167,301
--------------------------------------- -------------------------- -------------------------- --------------------------
--------------------------------------- -------------------------- -------------------------- --------------------------
Technology Fund                                                                       78,748                     55,245
--------------------------------------- -------------------------- -------------------------- --------------------------

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.


         Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2001, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern (or NTI) and by Northern (or NTI) on 60 days' written notice to the Trust.

         Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

         In the Advisory Agreement, Northern agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

Co-Administrators and Distributor

     Northern and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Funds under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and PFPC (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

         On October 1, 1999, the Co-Administrators replace Sunstone Financial Group, Inc. ("Sunstone") as administrators of the Trust. For the period October 1, 1999 through March 31, 2000, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Tax-Exempt Money Market Fund, Blue Chip 20 Fund and [Large Cap Value Fund], which had not commenced operations during that period) in the amount of:

                                                                   =================================================
                             October 1, 1999 through
                                 March 31, 2000
================================================================== =================================================
Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Select Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Municipal Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Municipal Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Short-Intermediate U.S. Government Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Arizona Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Florida Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Global Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
High Yield Municipal Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
High Yield Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Income Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Stock Index Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Growth Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Select Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Mid Cap Growth Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Index Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Value Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
International Growth Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
International Select Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Technology Fund
------------------------------------------------------------------ -------------------------------------------------



         Additionally, for the period October 1, 1999 through March 31, 2000, the Co-Administrators voluntarily [waived/reimbursed] each Fund (except for the Tax-Exempt Money Market Fund, Blue Chip 20 Fund and [Large Cap Value Fund], which had not commenced operations during that period) for its expenses reducing the administration fees in the following amounts:

                                                                   =================================================
                             October 1, 1999 through
                                 March 31, 2000
================================================================== =================================================
Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Select Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Municipal Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Municipal Money Market Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
U.S. Government Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Short-Intermediate U.S. Government Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Florida Intermediate Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Arizona Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
California Tax-Exempt Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Global Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
High Yield Municipal Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
High Yield Fixed Income Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Income Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Stock Index Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Growth Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Select Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Mid Cap Growth Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Index Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Value Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
International Growth Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
International Select Equity Fund
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------
Technology Fund
------------------------------------------------------------------ -------------------------------------------------

         Prior to October 1, 1999, Sunstone, 207 E. Buffalo Street, Milwaukee, Wisconsin 53202 acted as the Trust's administrator pursuant to an administration agreement substantially similar to the Co-Administration Agreement currently in effect with Northern and PFPC.

          For the fiscal years or periods indicated, Sunstone received, after waivers, administrative fees for each Fund (except for the Tax-Exempt Money Market Fund, Blue Chip 20 Fund and [Large Cap Value Fund], which had not commenced operations during that periods) as follows:

-------------------------------------------------- ---------------------- -------------------- ======================
                                                       April 1, 1999
                                                          through             Fiscal Year           Fiscal Year
                                                    September 30, 1999           Ended                 Ended
                                                                            March 31, 1999        March 31, 1998
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Money Market Fund                                                                  $2,447,894             $1,186,568
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Money Market Fund                                                     294,367                217,652
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Select Money Market Fund                                              226,085                124,207
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Municipal Money Market Fund                                                         1,339,727                929,212
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Municipal Money Market Fund                                                176,849                131,467
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Fund                                                                  171,664                124,997
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Short-Intermediate U.S. Government Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Intermediate Tax-Exempt Fund                                                          215,890                178,379
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Arizona Tax-Exempt Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Intermediate Tax-Exempt Fund1
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Florida Intermediate Tax-Exempt Fund                                                   17,638                 11,284
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Fixed Income Fund                                                                     154,709                 85,293
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Tax-Exempt Fund                                                                       128,048                 92,041
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Tax-Exempt Fund                                                             35,426                  6,684
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Global Fixed Income Fund                                                               10,053                 10,534
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
High Yield Municipal Fund2                                                                708                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
High Yield Fixed Income Fund2                                                           2,958                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Income Equity Fund                                                                     78,886                 57,142
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Stock Index Fund                                                                       77,739                 30,318
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Growth Equity Fund                                                                    349,439                235,526
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Select Equity Fund                                                                     94,686                 53,548
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Mid Cap Growth Fund2                                                                   14,391                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Index Fund                                                                  224,567                157,708
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Value Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Growth Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
International Growth Equity Fund                                                      132,079                115,012
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
International Select Equity Fund                                                       82,930                 74,312
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Technology Fund                                                                        87,044                 41,187
-------------------------------------------------- ---------------------- -------------------- ======================

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

         For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund (except for the Tax-Exempt Fund, Blue Chip 20 Fund and [Large Cap Value Fund], which had not commenced operations during that periods) as follows:

-------------------------------------------------- ---------------------- -------------------- ======================
                                                       April 1, 1999
                                                          through             Fiscal Year           Fiscal Year
                                                    September 30, 1999           Ended                 Ended
                                                                            March 31, 1999        March 31, 1998
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Money Market Fund                                                                  $3,308,194             $2,372,408
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Money Market Fund                                                     354,550                293,967
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Select Money Market Fund                                              317,904                202,525
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Municipal Money Market Fund                                                         1,721,373              1,344,926
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Municipal Money Market Fund                                                232,414                244,331
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
U.S. Government Fund                                                                  207,505                180,577
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Short-Intermediate U.S. Government Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Intermediate Tax-Exempt Fund                                                          264,621                244,548
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Arizona Tax-Exempt Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Intermediate Tax-Exempt Fund1
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Florida Intermediate Tax-Exempt Fund                                                   26,288                 19,151
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Fixed Income Fund                                                                     195,856                135,774
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Tax-Exempt Fund                                                                       164,475                129,918
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
California Tax-Exempt Fund                                                             51,343                 21,785
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Global Fixed Income Fund                                                               12,274                 12,687
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
High Yield Municipal Fund2                                                              1,405                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
High Yield Fixed Income Fund2                                                           5,367                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Income Equity Fund                                                                     93,722                 87,270
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Stock Index Fund                                                                      106,182                 55,711
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Growth Equity Fund                                                                    449,843                353,831
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Select Equity Fund                                                                    125,790                 88,034
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Mid Cap Growth Fund2                                                                   32,060                    N/A
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Index Fund                                                                  246,554                276,453
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Value Fund                                                                  159,830                148,415
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Small Cap Growth Fund                                                                  96,366                 96,473
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
International Growth Equity Fund                                                      176,646                 72,057
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
International Select Equity Fund
-------------------------------------------------- ---------------------- -------------------- ======================
-------------------------------------------------- ---------------------- -------------------- ======================
Technology Fund
-------------------------------------------------- ---------------------- -------------------- ======================

1. The California Tax-Exempt Fund commenced operations on April 8, 1997.
2. The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.


         Unless sooner terminated, the Co-Administration Agreement will continue in effect until September 30, 2001, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after September 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after September 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to September 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to September 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.
         The Trust has also entered into a Distribution Agreement under which NFD, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in King of Prussia, Pennsylvania, is an independently owned and operated broker-dealer.


         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

Service Organizations

         As stated in the Funds' Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

     For the fiscal period ended March 31, 2000, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Stock Index Fund, Select Equity Fund, Small Cap Value Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $____, $____, $____, $____, $____, $____, $____, $____ and $____, respectively, under the Service Plan. No other Funds paid fees under either Plan.

         For the fiscal period ended March 31, 1999, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Stock Index Fund, Select Equity Fund, Small Cap Value Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $25,567, $29,542, $146, $37, $37, $73, $110, $957, $37 and $2,103, respectively, under the Service Plan. No other Funds paid fees under either Plan.

         For the fiscal period ended March 31, 1998, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Select Equity Fund, Small Cap Value Fund, International Select Equity Fund and Technology Fund paid fees of $107, $40,296, $181, $145, $440, $368, $78 and
$449, respectively, under the Service Plan. No other Funds paid fees under either Plan.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serve as counsel to the Trust.

     _____________,                   independent                   accountants,
___________________________[address] serve as auditors for the Trust. The financial statements dated March 31, 2000, incorporated by reference into this Additional Statement have been incorporated in reliance on the report of ____________ given on the authority of said firm as experts in auditing and accounting.

In-Kind  Purchases and Redemptions


     Payment for shares of a Fund may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Automatic Investing Plan

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

Directed Reinvestments

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

Redemptions and Exchanges

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced will be processed on the next Business Day in the manner described above.
         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time. The Trust reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust may also redeem shares involuntarily if the redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act (see, e.g., "Amortized Cost Valuation").


 Retirement Plans

         Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern. To invest through any of the tax-sheltered retirement plans, please call Northern for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

 Expenses

         Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern and PFPC, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by the Trust.

         The Trust and PFPC intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and co-administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

Money Market Funds

         From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and the Municipal Money Market Fund, Tax-Exempt Money Market Fund and the California Municipal Money Market Fund may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         The annualized yield of each Money Market Fund (except the Tax-Exempt Money Market Fund, which did not commence operations during the period) for the seven-day period ended March 31, 2000 was as follows1:

---------------------------------------------- ----------------- ---------------- ----------------- --------------------
                                                                    Effective      Tax-Equivalent     Tax-Equivalent
                                                    Yield             Yield            Yield          Effective Yield
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
U.S. Government Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
U.S. Government Select Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
Municipal Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
California Municipal Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------


     1. An income tax rate of 31% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

     The  information  set forth in the  foregoing  table  reflects  certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Fund (except the Tax-Exempt Money Market Fund, which did not commence operations during the period) for the same seven-day period would have been as follows1:



---------------------------------------------- ----------------- ---------------- ----------------- --------------------
                                                                    Effective      Tax-Equivalent     Tax-Equivalent
                                                    Yield             Yield            Yield          Effective Yield
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
U.S. Government Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
U.S. Government Select Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
Municipal Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
---------------------------------------------- ----------------- ---------------- ----------------- --------------------
California Municipal Money Market Fund
---------------------------------------------- ----------------- ---------------- ----------------- --------------------


     1. An income tax rate of 31% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

         A Money Market Fund may also quote, from time to time, total return information using the formula described in the following section.

Non-Money Market Funds

         The Non-Money Market Funds calculate their total returns separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for each Non-Money Market Fund may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Non-Money Market Funds may also advertise from time to time the total return on a year-by-year or other basis for various specific periods by means of quotations, charts, graphs or schedules.

         A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
         P (1+T)N = ERV

         Where:            T =              average annual total return;

                         ERV = ending redeemable value of a hypothetical  $1,000
                    payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                         P = hypothetical initial payment of $1,000; and

                         n = period  covered by the  computation,  expressed  in
                    years.

         A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =           T = [(ERV/P)]-1

         The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                                                                                  For Periods Ended March 31, 2000

                                                Average Annual Total Returns (%)                    Aggregate Total Returns (%)

Fund Name*                               1 Year  5 Year 10 Year  Since Inception    1 Year  5 Year  10 Year  Since Inception
                                         ------  ------ -------  ---------------    ------  ------  -------  ---------------
U.S. Government Fund
(4/1/94 inception)

Short-Intermediate U.S.
Government Fund
(             inception)

Intermediate Tax-Exempt Fund
(4/1/94 inception)

California Intermediate
Tax-Exempt Fund
(             inception)

Florida Intermediate
Tax-Exempt Fund
(8/15/96 inception)

Fixed Income Fund
(4/1/94 inception)

Tax-Exempt Fund
(4/1/94 inception)

Arizona Tax-Exempt Fund
(             inception)

California Tax-Exempt Fund
(4/8/97 inception)

Global Fixed Income Fund*
(4/1/94 inception)

High Yield Municipal Fund
(             inception)

High Yield Fixed Income Fund
(             inception)

Income Equity Fund
(4/1/94 inception)

Stock Index Fund
(10/7/96 inception)

Growth Equity Fund
(4/1/94 inception)

Select Equity Fund
(4/6/94 inception)

Mid Cap Growth Fund
(             inception)

Small Cap Index Fund
(             inception)

Small Cap Value Fund
(4/1/94 inception)

Small Cap Growth Fund
(             inception)

International Growth Equity Fund
(4/1/94 inception)

International Select Equity Fund
(4/5/94 inception)

Technology Fund
(4/1/96 inception)

     * As of March 31, 2000, the Blue Chip 20 Fund and the [Large Cap Value] Fund had not commenced operations.

     * Prior to June 30, 2000, this Fund was named the International Fixed Income Fund and was required to invest at least 65% of its total assets in fixed income securities of foreign issuers.

         The yield of a Non-Money Market Fund is computed based on the Fund's net income during a specified 30-day (or one month) period. More specifically, the Fund's yield is computed by dividing the per share net income during the relevant period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                      Yield = 2{[(a-b/cd)+1/6/}-1]

Where:    a = dividends and interest earned during the period;
          b = expenses accrued for the period   (net reimbursement);
          c = average daily number of shares outstanding during the period entitled to receive dividends; and
          d = net assets value per share on the last day of the period Based on the foregoing calculations, for the 30-day period ended March 31, 2000, the yields for the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt, Global Fixed Income, High Yield Municipal, High Yield Fixed Income and Income Equity Funds, after fee waivers, were ___%, ___%, ___%, ___%, ___%, ___%, ___%, ___%, ___% and
___, respectively. Also for the 30-day period ended March 31, 2000, the yields for the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt, Global Fixed Income, High Yield Municipal and High Yield Fixed Income Funds, absent fee waivers, were ___%, ___%, ___%, ___%, ___%, ___%, ___%, ___%, ___% and ___%,
respectively.
         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (i) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the 30-day period ended March 31, 2000, and using a federal income tax rate of __%, the 30-day tax-equivalent yields, after fee waivers, were ___%, ___%, ___%, ___% and ___% for the Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds, respectively. Also, for the 30-day period ended March 31, 2000, and using a federal income tax rate of __%, the 30-day tax-equivalent yields, absent fee waivers, were ___%, ___%, ___%, ___% and ___% for the Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds, respectively.

General Information

         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern, NTI or other Service Organizations on their customers in connection with investments in the Funds are not reflected in the Trust's calculations of performance for the Funds.

     Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government and Fixed Income Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond Index), the Lehman Brothers Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers Government/Corporate Bond Index. Performance of the Intermediate Tax-Exempt and Tax-Exempt Funds may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Index, Lehman Brothers Municipal Bond or 5-Year Municipal Bond Indices; performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Index; performance of the Florida Intermediate
Tax-Exempt Fund may be compared to the Lehman Brothers Florida Intermediate Tax-Exempt Index; performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index; performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers California Exempt Municipal Index and performance of the California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Index. Performance of the High Yield Municipal Fund may be compared to Lehman Brothers Municipal Non-Investment Grade Bond Index. Performance of the High Yield Fixed Income Fund may be compared to Merrill Lynch High Yield Master II Index, Lehman Brothers High Yield Corporate Bond Index and Salomon Brothers Extended High-Yield Market Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index and the Merrill Lynch Investment Grade Convertible Bond Index. Performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE"), the MSCI EAFE blended with Emerging Markets Free Index and the J.P. Morgan International Government Bond Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Global Bond Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index. Performance of the Technology Fund may be compared to the Morgan Stanley High-Technology 35 Index, the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern and NTI as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern and NTI. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

         As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Funds' operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

         Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.
         Northern is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.
                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of Federal and state tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

         Each Fund intends to qualify as a regulated  investment  company  under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Fund is generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Blue Chip 20 Fund, Mid Cap Growth, Small Cap Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Technology Fund and [Large Cap Value Fund], may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.
         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Federal - Tax-Exempt Information

         As described in the Prospectuses, the Municipal Money Market, California Municipal Money Market, Tax-Exempt Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds are designed to provide investors with Federally tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

         In order for the Municipal Money Market, California Municipal Money Market, Tax-Exempt Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt or High Yield Municipal Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         Corporate   taxpayers  will  be  required  to  take  into  account  all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.

         The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

Taxation of Certain Financial Instruments

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Special State Tax Considerations Pertaining to the California Funds

         Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California municipal instruments") then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal -Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

         California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California
Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

Special State Tax Considerations Pertaining to the Florida Intermediate Tax-Exempt Fund

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the first mill of the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. With respect to the second mill, natural persons are entitled to an exemption of the first $100,000 of otherwise taxable property (joint filers are entitled to a $200,000 exemption). Taxpayers are limited to only one exemption under each provision. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90 percent of the net asset value of the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

Special State Tax Considerations Pertaining to the Arizona Tax-Exempt Fund

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Trust's existing series, which represent interests in thirty-one portfolios, each of which is discussed in this Additional Statement.

         Under the terms of the Trust Agreement, each share of each Fund has a par value of $.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem upon not less than 30 days' notice all of a Fund's shares if such shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of such Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.
         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.
         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

         As of April 30, 2000, Northern and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares. As of April 30, 2000 the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

                                                                                Number               Percentage
                                                                              of Shares              of Shares

Money Market Fund
         Short-Term Investment Fund of NTC                                      945,040,000                  15.0%
         The Northern Trust Bank - Miami                                        995,735,732                  15.8%
         Northern Trust Bank Illinois - M&I Sweep Account                       340,358,679                   5.4%
         Northern Trust Bank Florida - M&I Sweep Account                        417,453,117                   6.6%
U.S. Government Money Market Fund
         TNT - Miami on behalf of its customers                                  32,367,291                   6.5%
         Sunstone Financial Group, Inc.                                          55,349,754                  11.2%
         Northern Trust Bank Florida - M&I Sweep Account                         43,637,121                   8.8%
U.S. Government Select Money Market Fund
         Northern Trust Bank Florida - M&I Sweep Account                         98,316,333                  14.4%
         TNT - Miami on behalf of its customers                                 228,136,679                  33.4%
Municipal Money Market Fund
         TNT - Miami on behalf of its customers                                 618,709,499                  24,1%
         Northern Trust Bank Illinois - M&I Sweep Account                       188,651,513                   7.3%
         Northern Trust Bank Florida - M&I Sweep Account                        130,073,758                   5.1%
California Municipal Money Market Fund
         Northern Trust Bank California - M&I Sweep Account                      75,290,439                   6.9%
Florida Intermediate Tax-Exempt Fund
         First Data Investors Services Group FBO Northern Funds                     382,736                   9.3%
         Auto House Trust Cash Processing Unit - Miami                              266,653                   6.5%
Fixed Income Fund
         CCT Combs Funds                                                          5,205,804                   7.7%
High Yield Fixed Income Fund
         Northern Trust Company Pension Plan                                      2,366,471                  12.9%
Stock Index Fund
         CCT Combs Funds                                                          2,249,292                   8.3%
Select Equity Fund
         First Data Investors Services Group FBO Northern Funds                   1,831,777                  12.2%
Technology Fund
         Charles Schwab and Co., Inc. on behalf of its customers                  3,033,911                   6.9%

         As of April 30, 2000, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds. As of the same date, the Trust's Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.
                              FINANCIAL STATEMENTS

         The audited financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 2000 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1-800-595-9111.

                                OTHER INFORMATION

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

Commercial Paper Ratings

         A Standard & Poor's Ratings Group, Inc. ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D"
         rating  will be used upon the filing of a  bankruptcy  petition  or the
         taking  of  a  similar   action  if  payments  on  an  obligation   are
         jeopardized.

     Moody's Investor Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps Credit Rating Co. ("D&P") for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:
         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch IBCA ("Fitch") short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:
         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson BankWatch, Inc. ("TBW") short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by TBW:

         "TBW-1" - This designation represents TBW's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents TBW's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents TBW's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents TBW's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings

         The following summarizes the ratings used by S&P's for corporate and municipal debt:

                  "AAA" - An  obligation  rated  "AAA"  has the  highest  rating
                  assigned  by  S&P's.  The  obligor's   capacity  to  meet  its
                  financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (vi) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds  considered  to be  investment  grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
         TBW assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by TBW for long-term debt ratings:

                    "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC" - These designations are assigned by TBW to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

         A S&P's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P's for municipal notes:
                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3"  -  The  issuers  of  these   municipal  notes  exhibit
speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2"  - This  designation  denotes  high
                    quality,  with  margins of  protection  that are ample
                     although not so large as in the  preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

         Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                  As stated in the Prospectuses, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Such transactions are described in this Appendix.

Interest Rate Futures Contracts

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

                  Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts


                  General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 or indexes based on an industry or market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).
                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                  Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

Futures Contracts on Foreign Currencies

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

Margin Payments

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern or NTI may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts


                  There are several risks in connection with the use of futures by a Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.
                  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.
                  Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading
Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Futures Contracts

                  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Other Matters



                  Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.



PART C

         OTHER INFORMATION


Item 23.          Exhibits

                  The following exhibits are incorporated herein by reference:

         (a) (1) Agreement and Declaration of Trust dated October 12, 1993 filed as Exhibit 1(a) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed on July 29, 1996 ("PEA No. 11").

          (2)  Amendment No. 1 to Agreement  and  Declaration  of Trust filed as
     Exhibit 1(b) to PEA No. 11.

          (3)  Amendment No. 2 to Agreement  and  Declaration  of Trust filed as
     Exhibit 1(c) to PEA No. 11.

          (4)  Amendment No. 3 to Agreement  and  Declaration  of Trust filed as
     Exhibit 1(d) to PEA No. 11.

          (5)  Amendment No. 4 to Agreement  and  Declaration  of Trust filed as
     Exhibit 1(e) to PEA No. 11.

          (6) Amendment No. 5 to Agreement and Declaration of Trust dated May 26, 1995 filed as Exhibit 1(f) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on June 12, 1996 ("PEA No. 9").

          (7) Amendment No. 6 to Agreement and Declaration of Trust dated August 6, 1996 filed as Exhibit 1(g) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed on October 30, 1996 ("PEA No. 12").

          (8) Amendment No. 7 to Agreement and Declaration of Trust dated August 6, 1996 filed as Exhibit 1(h) to PEA No. 12.

          (9) Amendment No. 8 to Agreement and Declaration of Trust dated February 12, 1996 filed as Exhibit 1(i) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed on February 26, 1997 ("PEA No. 15").

          (10) Amendment No. 9 to Agreement and Declaration of Trust dated February 12, 1997 filed as Exhibit 1(j) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on July 31, 1997 ("PEA No. 16").

          (11) Amendment No. 10 to Agreement and Declaration of Trust dated November 18, 1997 filed as Exhibit 1(k) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on March 20, 1998 ("PEA No. 19").

          (12) Amendment No. 11 to Agreement and Declaration of Trust dated September 18, 1998 filed as Exhibit (a)(12) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on May 28, 1999 ("PEA No. 22").

          (13) Amendment No. 12 to Agreement and Declaration of Trust dated November 18, 1998 filed as Exhibit (a)(13) to PEA No. 22.

          (14) Amendment No. 13 to Agreement and Declaration of Trust dated September 15, 1999 filed as Exhibit (a)(14) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on September 17, 1999 ("PEA No. 25").

          (15) Amendment No. 14 to Agreement and Declaration of Trust dated October 1, 1999 filed as Exhibit (a)(15) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on October 15, 1999 ("PEA No. 27").

          (16) Amendment No. 15 to Agreement and Declaration of Trust dated November 17, 1999 filed as Exhibit (a)(16) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, filed on December 28, 1999 ("PEA No. 28").

          (17) Amendment No. 16 to Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(17) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on February 29, 2000 (PEA No. 29")

          (18) Amendment No. 17 to Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(18) to PEA No. 29.


          (b) (1) By-Laws filed as Exhibit 2 to PEA No. 11.

          (2) Amendment to the By-Laws dated August 4, 1994 filed as Exhibit 2(a) to PEA No. 11.

          (3) Amendment No. 2 to the By-Laws dated May 22, 1997 filed as Exhibit 2(b) to PEA No. 16.

          (4) Amendment No. 3 to the By-Laws dated September 15, 1999 filed as Exhibit (b)(4) to PEA No. 27.

          (c) None.

          (d) (1) Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated April 1, 1994 ("Investment Advisory Agreement") filed as Exhibit 5 to PEA No. 11.

          (2) Addendum No. 1 to the Investment Advisory Agreement dated November 29, 1994 filed as Exhibit 5(a) to PEA No. 11.

          (3) Addendum No. 2 to the Investment Advisory Agreement dated March 29, 1996 filed as Exhibit 5(b) to PEA No. 9.

          (4) Addendum No. 3 to the Investment Advisory Agreement dated August 7, 1996 filed as Exhibit 5(c) to PEA No. 12.

          (5) Addendum No. 4 to the Investment Advisory Agreement dated March 24, 1997 filed as Exhibit 5(d) to PEA No. 16.

          (6) Addendum No. 5 to the Investment Advisory Agreement dated February 12, 1997 filed as Exhibit 5(e) to PEA No. 19.

          (7) Addendum No. 6 to the Investment Advisory Agreement dated November 18, 1997 filed as Exhibit 5(f) to PEA No. 19.

          (8)  Assumption  Agreement  between  The  Northern  Trust  Company and
     Northern  Trust  Quantitative  Advisors,  Inc. dated April 1, 1998 filed as exhibit 5(g) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed on July 31, 1998 ("PEA No. 20").

          (9) Addendum No. 7 to the Investment Advisory Agreement dated December 21, 1998 filed as Exhibit (d)(9) to PEA No. 22.

          (10) Addendum No. 8 to the Investment Advisory Agreement dated September 15, 1999 filed as Exhibit (d)(10) to PEA No. 27.

          (11) Addendum No. 9 to the Investment Advisory Agreement dated December 28, 1999 filed as Exhibit (d)(11) to PEA No. 28.

          (e) (1) Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated October 1, 1999 filed as Exhibit (e)(1) to PEA No. 27.

          (2) Amended and Restated Schedule A to the Distribution Agreement dated December 28, 1999 filed as Exhibit (e)(2) to PEA No. 28.

          (f) None.

          (g) (1) Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 ("Custodian Agreement") filed as Exhibit 8(a) to PEA No. 11.

          (2) Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

          (3) Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to PEA No. 9.

          (4) Foreign Custody Agreement between the Registrant and The Northern Trust Company dated April 1, 1994 filed as Exhibit 8(g) to PEA No. 11.

          (5) Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to PEA No. 12.

          (6) Addendum No. 4 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(j) to PEA No. 12.

          (7) Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to PEA No. 16.

          (8) Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to PEA No. 19.

          (9) Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

          (10) Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

          (11) Foreign Custody Monitoring Agreement between the Registrant and The Northern Trust Company dated February 18, 1998 filed as exhibit 8(r) to PEA No. 20.

          (12) Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to PEA No. 22.

          (13) Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to PEA No. 27.

          (14) Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to PEA No. 28.

          (h) (1) Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 ("Transfer Agency Agreement") filed as
     Exhibit 8(b) to PEA No. 11.

          (2) Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

          (3) Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 9.

          (4) Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

          (5) Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

          (6) Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

          (7) Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

          (8) Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

          (9) Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

          (10) Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

          (11) Co-Administration Agreement among Registrant, First Data Investor Services Group, Inc. and The Northern Trust Company dated October 1, 1999 filed as Exhibit (h)(12) to PEA No. 27.

          Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

          (13)  Amended  and  Restated  Schedule  A  to  the   Co-Administration
     Agreement dated December 28, 1999 filed as Exhibit (h) (13) to PEA No. 29.

          (14) Agreement and Plan of Reorganization, Conversion and Termination dated February 8, 2000 filed as Exhibit (h)(14) to PEA No. 29.

          (i) Opinion of Hale and Dorr LLP filed as Exhibit (i) to PEA No. 29.

          (j) None

          (k) None.

          (l) (1) Purchase Agreement between Registrant and The Northern Trust Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

          (2) Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

          (3) Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit
     (l)(3) to PEA No. 22.

          (4) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

          (5) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

          (6) Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit
     (l)(6) to PEA No. 27.

          (7) Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

          (8) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit
     (l)(8) to PEA No. 27.

          (9) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

          (10) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

          (11) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

          (12) Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund,
     Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

          (m) Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

          (n) None.


         The following exhibits to the Registration Statement are filed herewith electronically pursuant to EDGAR rules:



          (a) (19) Agreement and Declaration of Trust dated February 7, 2000.

          (b) (5) By-Laws

          (b) (6) Amendment No.1 to By-Laws

          (d) (12) Addendum No. 10 to the Investment Advisory Agreement dated February 8, 2000.

          (e) (3) Amended and Restated Schedule A to the Distribution Agreement dated February 8, 2000.

          (g) (15) Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000.

          (h) (15) Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000.

          (16) Amended and Restated Schedule A to the Co-Administration Agreement dated February 8, 2000.

          (j) (1) Consent of Drinker Biddle & Reath LLP.

          (l) (13) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund.

          (14) Purchase Agreement between Registrant and the Northern Trust Company dated May 8, 2000 for shares of the Global Communications Fund.

          (15) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund.

          (o) (1) Code of Ethics of Trust

          (o) (2) Code of Ethics of Investment Advisers



Item 24.          Persons Controlled by or Under Common Control with
Registrant

                  Registrant is controlled by its Board of Trustees.


Item 25.          Indemnification

                  Section 7 of the Investment Advisory and Ancillary Services Agreement between the Registrant and The Northern Trust Company ("Northern") provides for indemnification of Northern or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which Northern, in its capacity as Registrant's Adviser, may be subject. A copy of the Investment Advisory and Ancillary Services Agreement is incorporated by reference herein as Exhibit (d)(1).

                  Article 10 of the Co-Administration Agreement dated October 1, 1999 among the Registrant, The Northern Trust Company and First Data Investor Services Group, Inc. provides that Registrant will indemnify The Northern Trust Company and First Data Investor Services Group, Inc. (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Co-Administration Agreement is incorporated by reference herein as Exhibit (h)(11).

                  Section 3.1 of the Distribution Agreement between the Registrant and Northern Funds Distributors, LLC provides for indemnification of Northern Funds Distributors, LLC, in connection with certain claims and liabilities to which Northern Funds Distributors, LLC, in its capacity as Registrant's Distributor, may be subject. A copy of the Distribution Agreement is incorporated by reference herein as Exhibit (e)(1).

                  In  addition,   Section  6.3  of  Registrant's  Agreement  and
Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of shareholders as follows:

                  6.3 Indemnification of Shareholders. No Shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Trust or the acts, obligations or affairs of the Trust or any Series thereof. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the property of the Trust for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 6.4 of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of Trustees and officers, as follows:

                  6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as "Disabling Conduct"). Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.          Business and Other Connections of Investment Adviser


                  The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time within the last two fiscal years, as well as the capacity in which such person was connected.




NAME AND POSITION                        NAME AND PRINCIPAL BUSINESS               CONNECTION WITH
WITH INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY                  OTHER COMPANY

Duane L. Burnham                         Northern Trust Corporation                Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

                                         Abbott Laboratories                       Retired Chairman, and
                                         150 Field Drive, Suite 160                Chief Executive Officer
                                         Lake Forest, IL

                                         Sara Lee Corporation                      Director
                                         3 First National Plaza
                                         Chicago, IL  60602

Dolores E. Cross                         Northern Trust Corporation                Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

                                         Chicago State University                  Former President
                                         95th Street at King Drive
                                         Chicago, IL  60643

                                         General Electric Company                  Former President
                                         3135 Easton Turnpike                      GE Fund
                                         Fairfield, CT 06432

                The Graduate School and University Center GE Fund
                                         The City University of NY                 Distinguished Professor of Leadership and
                                         33 W. 42nd Street - Room 1400N            Diversity (7/98-6/99)
                                         New York, NY 10036

                                         Morris Brown College                      President (6/99)
                                         Administration Building, 2nd Floor
                                         643 Martin Luther King Jr. Drive
                                         Atlanta, GA  30314


                                                                          6






NAME AND POSITION                        NAME AND PRINCIPAL BUSINESS              CONNECTION WITH
WITH INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY                 OTHER COMPANY

Susan Crown                              Northern Trust Corporation               Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

                                         Henry Crown and Company                  Vice President
                                         222 N. LaSalle Street, Suite 2000
                                         Chicago, IL  60601

                                         Baxter International, Inc.               Director
                                         One Baxter Parkway
                                         Deerfield, IL 60015

                                         Illinois Tool Works Inc.                 Director
                                         3600 W. Lake Avenue
                                         Glenview, IL 60025

John R. Goodwin                          NTQA                                     Director, Managing Director
Senior Vice President                    50 S. LaSalle Street                    and Chief Investment Officer
                                         Chicago, IL  60675

Robert S. Hamada                         Northern Trust Corporation               Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

                                         The University of Chicago                Dean and Edward Eagle Brown
                                         Graduate School of Business              Distinguished Service Professor of Finance
                                         1101 East 58th Street
                                         Chicago, IL  60637

                                         A.M. Castle & Co.                        Director
                                         3400 North Wolf Road
                                         Franklin, IL 60131

                                         Chicago Board of Trade                   Director
                                         141 West Jackson Boulevard
                                         Chicago, IL  60604

Barry G. Hastings                        Northern Trust Corporation               President,
President,                               50 S. LaSalle Street                     Chief Operating Officer and Director
Chief Operating Officer and Director     Chicago, IL  60675

                Northern Trust of California Corporation Director
                                         355 S. Grand Avenue
                                         Los Angeles, CA 90017

                                         Northern Trust of Florida Corporation    Vice Chairman of the Board
                                         700 Brickell Avenue                      and Director
                                         Miami, FL  33131

                                         Nortrust Realty Management, Inc.         Director
                                         50 S. LaSalle Street, 38th Floor
                                         Chicago, IL  60675


                                                                          7






NAME AND POSITION                                       NAME AND PRINCIPAL BUSINESS                   CONNECTION WITH
WITH INVESTMENT ADVISER                                 ADDRESS OF OTHER COMPANY                      OTHER COMPANY

Robert A. Helman                                        Northern Trust Corporation                    Director
Director                                                50 S. LaSalle Street
                                                        Chicago, IL      60675

                                                        Mayer, Brown & Platt                          Partner
                                                        190 S. LaSalle Street, 38th Floor
                                                        Chicago, IL      60603

                                                        Chicago Stock Exchange                        Governor
                               One Financial Plaza
                              440 S. LaSalle Street
                                Chicago, IL 60605

                                                        Dreyer's Grand Ice Cream, Inc.                Director
                               5929 College Avenue
                                Oakland, CA 94618

                                                        TC Pipelines GP                               Director
                                                        TransCanada Pipeline Tower
                               111 5th Ave., S.W.
                                Calgary, Alberta
                                  Canada T2P3Y6

                                                        Brambles USA, Inc.                            Director
                             400 N. Michigan Avenue
                                Chicago, IL 60611

Arthur L. Kelly                                         Northern Trust Corporation                    Director
Director                                                50 S. LaSalle Street
                                                        Chicago, IL      60675

                                                        KEL Enterprises L.P.                          Managing Partner
                            Two First National Plaza
                         20 S. Clark Street, Suite 2222
                                Chicago, IL 60603

                                                        Bayerische Motoren                            Director
                            Werke (BMW) A.G. BMW Haus
                                                        Petuelring 130
                                Postfach 40 02 40
                                                        D-8000
                                Munich 40 Germany

                                                        Deere & Company                               Director
                                 John Deere Road
                                Moline, IL 61265

                                                        Snap-on Incorporated                          Director
                                2801 80th Street
                                Kenosha, WI 53140

                                                        Thyssen-Krupp Industries AG                   Director
                                Am Thyssenhaus 1
                               45128 Essen Germany


                                                                          8






NAME AND POSITION                            NAME AND PRINCIPAL BUSINESS                CONNECTION WITH
WITH INVESTMENT ADVISER                      ADDRESS OF OTHER COMPANY                   OTHER COMPANY

Frederick A. Krehbiel                        Northern Trust Corporation                Director
Director                                     50 S. LaSalle Street
                                             Chicago, IL  60675

                                             DeVry, Inc.                               Director
                                             One Tower Lane
                                             Suite 1000
                                             Oak Brook Terrace, IL   60181

                                             Molex Incorporated                        Chairman,   CEO
                                             2222 Wellington Court                     and Director
                                             Lisle, IL   60532-1682

                                             Tellabs, Inc.                             Director
                                             4951 Indiana Avenue
                                             Lisle, IL  60532

Robert A. LaFleur                            None
Senior Vice President

James J. Mitchell                            The Northern Trust Company of New York    Director
President - Worldwide Operations             40 Broad Street, 8th Floor
and Technology and                           New York, NY   10004
Executive Vice President

William G. Mitchell                          Northern Trust Corporation                Director
Director                                     50 S. LaSalle Street
                                             Chicago, IL  60675

                                             Peoples Energy Corporation                Director
                                             122 South Michigan Avenue
                                             Chicago, IL  60603

                                             The Sherwin-Williams Company              Director
                                             101 Prospect Avenue, N.W.
                                             Cleveland, OH    44115-1075

Edward J. Mooney                             Northern Trust Corporation                Director
Director                                     50 S. LaSalle Street
                                             Chicago, IL  60675

                                             Nalco Chemical Company                    Chairman, Chief Executive Officer,
                                             One Nalco Center                          President and Director
                                             Naperville, IL    60563-1198

                                             FMC Corporation                           Director
                                             200 E. Randolph Drive
                                             Chicago, IL  60601


                                                                          9






NAME AND POSITION                             NAME AND PRINCIPAL BUSINESS                   CONNECTION WITH
WITH INVESTMENT ADVISER                       ADDRESS OF OTHER COMPANY                      OTHER COMPANY

William A. Osborn                             Northern Trust Corporation                   Director
Chairman and                                  50 S. LaSalle Street
Chief Executive Officer                       Chicago, IL   60675

                                              Nortrust Realty Management Inc.              Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

                                              Northern Futures Corporation                 Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

                                              NICOR, Inc.                                  Director
                                              1844 Ferry Road
                                              Naperville, IL 60566

Sheila A. Penrose                             Northern Trust Global Advisors, Inc.         Director
President -                                   29 Federal Street
Corporate and Institutional Services          Stamford, CT   06901
and Executive Vice President

                                              Northern Trust Retirement Consulting         Manager
                     400 Perimeter Center Terrace, Suite 850
                                Atlanta, GA 30346

                                              NTQA                                         Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

Perry R. Pero                                 Northern Futures Corporation                 President and Director
Vice Chairman                                 50 S. LaSalle Street
and Chief Financial Officer                   Chicago, IL   60675

                                              Northern Investment Corporation              President and Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

                                              Northern Trust Global Advisors, Inc.         Director
                                              29 Federal Street
                                              Stamford, CT   06901

                                              Northern Trust Securities, Inc.              Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

                                              Nortrust Realty Management, Inc.             Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

                                              NTQA                                         Director
                                              50 S. LaSalle Street
                                              Chicago, IL   60675

Stephen N. Potter                             NTQA                                         Director and Managing Director
Senior Vice President                         50 S. LaSalle Street
                                              Chicago, IL   60675

Peter L. Rossiter                             None
Executive Vice President
and General Counsel


                                                                          10






NAME AND POSITION                       NAME AND PRINCIPAL BUSINESS           CONNECTION WITH
WITH INVESTMENT ADVISER                 ADDRESS OF OTHER COMPANY              OTHER COMPANY

Harold B. Smith                         Northern Trust Corporation            Director
Director                                50 S. LaSalle Street
                                        Chicago, IL 60675

                                        Illinois Tool Works Inc.              Chairman of the Executive Committee and Director
                                        3600 West Lake Avenue
                                        Glenview, IL 60025-5811

                                        W.W. Grainger, Inc.                   Director
                                        5500 West Howard Street
                                        Skokie, IL 60077

                 Northwestern Mutual Life Insurance Co. Trustee
                                        720 East Wisconsin Avenue
                                        Milwaukee, WI 53202

William D. Smithburg                    Northern Trust Corporation            Director
Director                                50 S. LaSalle Street
                                        Chicago, IL 60675

                                        The Quaker Oats Company               Retired Chairman,
                                        321 North Clark Street                President and Chief Executive Officer
                                        Chicago, IL 60610

                                        Abbott Laboratories                   Director
                                        One Abbott Park Road
                                        Abbott Park, IL 60064

                                        Corning Incorporated                  Director
                                        Corning, NY 14831

                                        Prime Capital Corporation             Director
                                        10275 W. Higgins Road, Suite 200
                                        Rosemont, IL 60018

James M. Snyder                         NTQA                                  Chairman,
Executive Vice President                50 S. LaSalle Street                  Chief Executive Officer and Director
                                        Chicago, IL 60675

                                        Northern Trust Global Advisors, Inc.  Director
                                        29 Federal Street
                                        Stamford, CT 06901

Bide L. Thomas                          Northern Trust Corporation            Director
Director                                50 S. LaSalle Street
                                        Chicago, IL 60675

                                        MYR Group Inc.                        Director
                                        (formerly L.E. Myers Company)
                                        2550 W. Golf Road
                                        Rolling Meadows, IL60008

                                        R.R. Donnelley & Sons Company         Director
                                        77 West Wacker Drive
                                        Chicago, IL 60601


                                                                          11






NAME AND POSITION                                 NAME AND PRINCIPAL BUSINESS                   CONNECTION WITH
WITH INVESTMENT ADVISER                           ADDRESS OF OTHER COMPANY                      OTHER COMPANY

Stephen B. Timbers                                Northern Trust Global Advisors, Inc.          Director
President - Northern Trust                        29 Federal Street
Global Advisors, Inc.                             Stamford, CT    06901
and Executive Vice President
                                                  LTV Steel Co.                                 Director
                                                  200 Public Square
                                                  Cleveland, OH     44114-2308

                                                  Zurich-Kemper Investments                     Former President and
                                                  222 S. Riverside Plaza                        Chief Executive Officer
                                                  Chicago, IL    60606

                                                  NTQA                                          Director
                                                  50 S. LaSalle Street
                                                  Chicago, IL    60675

                                                  Northern Investment Management Company        President and Director
                                                  50 S. LaSalle Street
                                                  Chicago, IL    60675

Jeffrey H. Wessel                                 NTQA                                          President and Director
Executive Vice President                          50 S. LaSalle Street
                                                  Chicago, IL    60675

                                                  Northern Trust Global Advisors, Inc.          Director
                                                  29 Federal Street
                                                  Stamford, CT 06901

                                                  Northern Trust Retirement Consulting          Manager
                          401 Perimeter Center Terrace
                                    Suite 850
                             Atlanta, Georgia 30346


Item 27.          Principal Underwriter

                  (a)      None

          (b) To the best of Registrant's knowledge, the directors and executive officers of Northern Funds Distributors, LLC, distributor for Registrant, are as follows:


                                            Positions and
                                            Offices with                                         Positions and
Name and Principal                          Northern Funds                                       Offices with
Business Address                            Distributors, LLC                                    Registrant

Jane Haegele                                Director                                                None
Four Falls Corporate Center
6th Floor
West Conshohocken, PA  19428

Philip H. Rinnander                         President and Secretary                              None
Four Falls Corporate Center
6th Floor
West Conshohocken, PA  19428

Jason A. Greim                              Vice President and Treasurer                         None
Four Falls Corporate Center
6th Floor
West Conshohocken, PA  19428

          (c) None


Item 28.          Location of Accounts and Records

                  The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103. Records relating to PFPC, Inc.'s (formerly First Data Investor Services Group, Inc.) functions as co-administrator for the Registrant are located at 101 Federal Street, Boston, Massachusetts 02110. Records relating to Northern Funds Distributors, LLC's functions as distributor, for the Registrant are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 or 801 S. Canal Street, Chicago, Illinois 60607 (relating to transfer agent).


Item 29.          Management Services

                           Not Applicable.


Item 30.          Undertakings

                           Not Applicable

SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westborough and State of Massachusetts on the 15th day of May, 2000.
                                                              NORTHERN FUNDS


                            By: /s/ Jylanne M. Dunne
                                                              Jylanne M. Dunne
                                                                   President

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Name                        Title             Date

/*/ Richard G. Cline*               Trustee          May 15, 2000
      Richard G. Cline

/*/ Edward J. Condon, Jr.*          Trustee          May 15, 2000
      Edward J. Condon, Jr.

/*/ Wesley M. Dixon, Jr.*           Trustee          May 15, 2000
      Wesley M. Dixon, Jr.

/*/ William J. Dolan, Jr.*          Trustee          May 15, 2000
       William J. Dolan, Jr.

/*/ John W. English*                Trustee          May 15, 2000
      John W. English

/*/ Raymond E. George, Jr.*        Trustee           May 15, 2000
       Raymond E. George, Jr.

/*/ Sandra Polk Guthman*            Trustee          May 15, 2000
      Sandra Polk Guthman

/*/ Mary Jacobs Skinner*            Trustee          May 15, 2000
      Mary Jacobs Skinner

/*/ William H. Springer*            Trustee          May 15, 2000
      William H. Springer

/*/ Richard P. Strubel*             Trustee          May15, 2000
      Richard P. Strubel

/*/ Stephen B. Timbers*             Trustee          May 15, 2000
      Stephen B. Timbers

/s/ Jylanne M. Dunne                President        May15, 2000
      Jylanne M. Dunne             (Chief Executive
                                   Officer)

/s/ Brian R. Curran                 Vice President   May 15, 2000
      Brian R. Curran              and Treasurer
                                   (Chief Financial
                                   and Accounting
                                   Officer)


*By: /s/ Linda J. Hoard
              Linda J. Hoard,
             Attorney-in-fact


 NORTHERN FUNDS

power of attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), does hereby make, constitute and appoint Jylanne M. Dunne, Archibald E. King III, Lloyd A. Wennlund, Brian R. Curran, Jeffrey A. Dalke and Linda J. Hoard, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 28th day of March, 2000.


         /s/Richard G. Cline                             /s/Sandra Polk Guthman
         Richard G. Cline                                  Sandra Polk Guthman


         /s/Edward J. Condon, Jr.
         Edward J. Condon, Jr.


         /s/Wesley M. Dixon, Jr.                       /s/Mary Jacobs Skinner
         Wesley M. Dixon, Jr.                               Mary Jacobs Skinner


         /s/William J. Dolan                            /s/William H. Springer
         William J. Dolan                                  William H. Springer


         /s/John W. English                              /s/Richard P. Strubel
         John W. English                                    Richard P. Strubel


         /s/Raymond E. George, Jr.                      /s/Stephen B. Timbers
         Raymond E. George, Jr.                            Stephen B. Timbers



                                NORTHERN FUNDS

                                 EXHIBIT INDEX

          (a) (19) Agreement and Declaration of Trust dated February 7, 2000.

          (b) (5) By-Laws.

          (b) (6) Amendment No.1 to By-Laws.

          (d) (12) Addendum No. 10 to the Investment Advisory Agreement dated February 8, 2000.

          (e) (3) Amended and Restated Schedule A to the Distribution Agreement dated February 8, 2000.

          (g) (15) Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000.

          (h) (15) Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000.

          (16) Amended and Restated Schedule A to the Co-Administration Agreement dated February 8, 2000.

          (j) (1) Consent of Drinker Biddle & Reath LLP.

          (l) (13) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund.

          (l) (14) Purchase Agreement between Registrant and the Northern Trust Company dated May 8, 2000 for shares of the Global Communications Fund.

          (l) (15) Purchase Agreement between Registrant and the Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund.

          (o) (1) Code of Ethics of Trust

          (o) (2) Code of Ethics of Investment Advisers